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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Filed pursuant to Rule 497(e)
File No. 333-185319

PROSPECTUS SUPPLEMENT
(To Prospectus dated April 3, 2013)

3,800,000 Shares

Common Stock
$59,888,000

We are offering for sale 3,800,000 shares of our common stock.

We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the common limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 74.8% of the combined common and preferred equity interests of the Operating Company as of June 30, 2013. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies. Our primary investment focus is investing in and originating leveraged loans to performing middle-market companies.

Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had in excess of $4.7 billion in capital commitments from investors ("committed capital") under management as of June 30, 2013, approximately 15% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

See "Underwriting" beginning on page S-32 of this prospectus supplement for more information regarding this offering. The net asset value of our common stock on June 30, 2013 (the last date prior to the date of this prospectus supplement on which net asset value was approved by our board of directors) was $14.94 per share. Our common stock is traded on The Nasdaq Global Select Market under the symbol "TCPC." The last reported closing price for our common stock on September 25, 2013 was $16.25 per share. The offering price per share of our common stock sold in this offering less any underwriting commissions or discounts payable by us will not be less than the net asset value per share of our common stock at the time we make this offering. We have declared a dividend of $0.36 per share on our shares of common stock, payable on September 30, 2013 to stockholders of record as of September 9, 2013. Purchasers of shares of common stock in this offering will not be eligible to receive this dividend.

You should read this prospectus supplement and the accompanying prospectus carefully before you invest in shares of our common stock. We may not sell any shares of our common stock through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such shares of common stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the "SEC"). A Statement of Additional Information, dated September 26, 2013, containing additional information about the Holding Company and the Operating Company has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement. The Advisor maintains a website at http://www.tennenbaumcapital.com, and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page S-41 of this prospectus supplement, and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as "hybrid securities," "junk bonds" or "leveraged loans" are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risks‘‘ beginning on page S-10 of this prospectus supplement and on page 22 of the accompanying prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$15.76	$59,888,000
Sales Load (underwriting discounts and commissions)	$0.48	$1,824,000
Proceeds, before expenses, to the Company (1)	$15.28	$58,064,000

(1)
We estimate that we will incur expenses of approximately $300,000 ($0.08 per share) in connection with this offering. Such expenses will be borne by us. Stockholders will indirectly bear such expenses, which will reduce the net asset value per share of the shares purchased by investors in this offering. Net proceeds, after expenses and sales load, will be approximately $57,764,000 ($15.20 per share).

The underwriters expect to deliver the shares to purchasers on or about October 1, 2013.

We have granted the underwriters an option to purchase up to 570,000 additional shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds, before expenses, will be $68,871,200, $2,097,600, and $66,773,600, respectively. See "Underwriting."

Joint Book-Running Managers (underwriters)
Deutsche Bank Securities	Raymond James	Keefe, Bruyette & Woods	RBC Capital Markets
A Stifel Company

Lead Manager
(underwriters)

Oppenheimer & Co.

Co-Managers (underwriters)
National Securities Corporation	Wunderlich Securities

Prospectus Supplement dated September 26, 2013

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus supplement and the accompanying prospectus, including the "Risks" section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  the introduction, withdrawal, success and timing of business initiatives and strategies;

  •
  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  the relative and absolute investment performance and operations of the Advisor;

  •
  the impact of increased competition;

  •
  the impact of future acquisitions and divestitures;

  •
  the unfavorable resolution of legal proceedings;

  •
  our business prospects and the financial condition and prospects of our portfolio companies;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us, the Advisor or our portfolio companies;

  •
  the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings and investments by us;

  •
  the ability of the Advisor to attract and retain highly talented professionals;

  •
  fluctuations in interest rates or foreign currency exchange rates; and

  •
  the impact of changes to tax legislation and, generally, our tax position.

        This prospectus supplement and the accompanying prospectus contain, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933 (the "Securities Act") or Section 21E of

S-i

the Securities Exchange Act of 1934 (the "Securities Exchange Act"). Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. Statistical and market data used in this prospectus supplement has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus supplement, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act is not available.

        You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, the Statement of Additional Information, or SAI, incorporated by reference in its entirety in the accompanying prospectus, and the documents incorporated by reference herein or therein. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front of this prospectus supplement and of the accompanying prospectus, respectively, and the information in the SAI and the documents incorporated by reference herein or in the accompanying prospectus or the SAI is accurate only as of their respective dates. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus supplement, the accompanying prospectus and the SAI during the offering period to reflect material changes to the disclosure herein.

S-ii

PROSPECTUS SUPPLEMENT

S-iii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus supplement, the accompanying prospectus, including "Risks," and the Statement of Additional Information dated September 26, 2013 (the "SAI").

        Throughout this prospectus supplement, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus supplement and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCPC Funding" refers to TCPC Funding I LLC, a Delaware limited liability company;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this prospectus supplement uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company and TCPC Funding, on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from this offering will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this prospectus supplement generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and TCPC Funding and not the Holding Company has entered into the Leverage Program (defined below), this prospectus supplement generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described in the accompanying prospectus under "Prospectus Summary—Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this prospectus supplement, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this prospectus supplement gives effect to the Conversion.

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 or the 1940 Act. See the accompanying prospectus "Prospectus Summary—Company History and BDC Conversion." We completed our initial public offering on April 10, 2012.

        Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns. See the accompanying prospectus "Prospectus Summary—Company History and BDC Conversion".

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies. For the purposes of this prospectus supplement, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        Our investments generally range from $10 million to $35 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        As described in the accompanying prospectus under "Prospectus Summary—Company History and BDC Conversion," we have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. Our investment activities are externally managed by the Advisor. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code (the "Code").

        As of June 30, 2013, we held investments in 57 portfolio companies. The aggregate fair value as of June 30, 2013 of investments in these portfolio companies was approximately $571.8 million. Our portfolio across all our long-term debt investments had a weighted average annual effective yield of 10.9% as of June 30, 2013. In addition to the annual stated interest rate, this figure includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes market discount, any prepayment and make-whole fee income, and any debt investments on non-accrual status.

Company Information

        Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. The Advisor maintains a website at http://www.tennenbaumcapital.com. Information contained on this website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus supplement or the accompanying prospectus.

Presentation of Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus supplement and the accompanying prospectus, as applicable, in "—Selected Financial Data," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to the Holding Company and the Operating Company on a consolidated basis.

        For further information please see the "Prospectus Summary" in the accompanying prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. The expenses shown in the table under "Annual Expenses" (excluding incentive compensation payable under the investment management agreement) are based on the offering of 3,800,000 shares of our common stock offered in this offering at $15.76 per share. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The following table and example represent our best estimate of the fees and expenses that we expect to incur during the next twelve months. Further, the fees and expenses below are presented on a consolidated basis directly or indirectly to include expenses of the Company and the Operating Company that investors in this offering will bear.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	3.05	% (1)
Offering Expenses (as a percentage of offering price)	0.50	% (2)
Dividend Reinvestment Plan Fees	—	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	3.55%

Annual expenses (as a percentage of consolidated net assets attributable to common stock) (4):
Base Management Fees	2.54	% (5)
Incentive Compensation Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	2.40	% (6)
Interest Payments on Borrowed Funds	0.71	% (7)
Preferred Dividends	0.33	% (8)
Other Expenses (estimated)	0.62	% (9)

Total Annual Expenses	6.60%

(1)
The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $300,000 and based on the 3,800,000 shares of our common stock offered in this offering at $15.76 per share, and which assumes no exercise of the underwriters' option to purchase additional shares.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses." See "Dividend Reinvestment Plan" in the SAI.

(4)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average consolidated net assets attributable to common stock of $333.3 million for the 12 month period ending June 30, 2013.

(5)
Base management fees are paid quarterly in arrears. The base management fee of 1.5% per year is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The percentage shown in the table, which assumes all capital and leverage is invested at the maximum level, is calculated by determining the ratio that the aggregate base management fee bears to our net assets attributable to common stock and not to our total assets. We make this conversion because all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders. If we borrow money or issue preferred stock and invest the proceeds other than in cash and cash equivalents, our base management fees will increase. The base management fee for any partial quarter is appropriately pro-rated. See the accompanying prospectus "Management of the Company—Investment Management Agreements."

(6)
Under the investment management agreements and the amended and restated limited partnership agreement of the Operating Company dated April 2, 2012, (the "Amended and Restated Limited Partnership

  Agreement"), no incentive compensation was incurred until after January 1, 2013. The incentive compensation has two components, ordinary income and capital gains. Each component is payable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as of the termination date) and is calculated based on the cumulative return for periods beginning January 1, 2013 and ending on the relevant calculation date.

  Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay is subject to a total return limitation. That is, no incentive compensation is paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay is not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

  Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

  Subject to the above limitation, the capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be allocated, paid or distributed in full prior to payment or distribution of the ordinary income component.

(7)
"Interest Payments on Borrowed Funds" represents dividends, interest and fees estimated to be accrued on the Revolving Facilities (as defined below) and amortization of debt issuance costs, and assumes the Revolving Facilities are fully drawn (subject to asset coverage limitations under the 1940 Act) and that the interest rate on the debt issued under the Operating Company Facility (as defined below) is the rate in effect as of June 30, 2013, which was 0.72%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(8)
"Preferred Dividends" represents dividends estimated to be accumulated on the Preferred Interests and assumes that the dividend rate on the Preferred Interests is the rate in effect as of June 30, 2013 which was 1.13%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(9)
"Other Expenses" includes our estimated overhead expenses, including expenses of the Advisor reimbursable under the investment management agreements and of the Administrator reimbursable under the administration agreement. Such expense estimate, other than the Administrator expenses, is based on actual other expenses for the three months ended June 30, 2013.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1000 investment assuming a 5% annual return	$71	$154	$238	$454

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our investment management agreements and the Amended and Restated Limited Partnership Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" in the SAI for additional information regarding our dividend reinvestment plan.

        Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by "you," the "Company," the "Holding Company," the "Operating Company" or "us," our common stockholders will indirectly bear such fees or expenses, including through the Company's investment in the Operating Company.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA

        The selected consolidated financial and other data below reflects the consolidated historical operations of the Holding Company and the Operating Company. This consolidated financial and other data is the Holding Company's historical financial and other data. The Operating Company will continue to be the Holding Company's sole investment following the completion of this offering.

        The selected consolidated financial data below for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 has been derived from the consolidated financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three and six months ended June 30, 2013 and 2012 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the three and six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. This selected financial data should be read in conjunction with our financial statements and related notes thereto, which are incorporated by reference into the SAI, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included elsewhere in this prospectus supplement.

        The historical and future financial information may not be representative of the Company's financial information in future periods.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,		For the Year Ended December 31,
	2013	2012	2013	2012	2012	2011	2010	2009	2008
Performance Data:
Interest income	$13,762,523	$10,387,894	$30,226,718	$20,223,156	$49,243,332	$42,113,358	$32,410,819	$26,678,140	$34,719,010
Dividend income	—	—	—	1,811,189	1,811,189	10,610,159	13,547,924	—	2,250,032
Other income	706,672	698,564	1,108,219	866,438	1,138,238	2,134,159	1,842,469	417,533	238,994

Total investment income	14,469,195	11,086,458	31,334,937	22,900,783	52,192,759	54,857,676	47,801,212	27,095,673	37,208,036

Interest and credit agreement expenses	368,122	189,853	635,681	408,351	857,757	942,288	893,806	949,554	5,314,342
Investment advisory expense	1,940,295	1,552,867	3,905,033	3,249,664	6,908,942	6,787,188	6,787,188	6,787,188	8,287,188
Other expenses	699,249	422,700	1,336,581	1,083,628	4,105,700	1,520,474	1,213,685	1,426,099	1,086,533

Total expenses	3,007,666	2,165,420	5,877,295	4,741,643	11,872,399	9,249,950	8,894,679	9,162,841	14,688,063

Net investment income before taxes	11,461,529	8,921,038	25,457,642	18,159,140	41,800,338	45,607,726	38,906,533	17,932,832	22,519,973

Excise tax expense	—	—	—	502,978	1,479,978	—	—	—	—

Net investment income	11,461,529	8,921,038	25,457,642	17,656,162	40,320,360	45,607,726	38,906,533	17,932,832	22,519,973

Realized and unrealized gains (losses)	658,362	(2,497,360)	3,013,751	(7,385,061)	(12,784,251)	(38,878,881)	31,621,019	36,142,346	(209,274,336)

Dividends to preferred interest holders	(373,558)	(397,477)	(750,960)	(812,276)	(1,602,799)	(1,545,555)	(1,519,759)	(1,740,964)	(5,190,988)
Distributions of incentive allocation	(2,476,035)	—	(5,199,777)	—	—	—	—	—	—
Non-controlling interest	126,768	—	(344,310)	—	—	—	—	—	3,149,915

Net increase (decrease) in net assets from operations	$9,397,066	$6,026,201	$22,176,346	$9,458,825	$25,933,310	$5,183,290	$69,007,793	$52,334,214	$(188,795,436)

Per Share Data (at the end of the period):*
Net increase (decrease) in net assets from operations	$0.40	$0.28	$0.98	N/A	$1.21	$12.37	$164.72	$124.92	$(450.63)
Distributions declared per share	(0.36)	(0.34)	(0.76)	$(0.68)	(1.43)	(75.19)	(89.99)	(36.28)	(19.10)
Average weighted shares outstanding for the period	23,639,742	21,475,635	22,564,670	N/A	21,475,847	418,956	418,956	418,956	418,956

*
Per share amounts prior to the Conversion on April 2, 2012 are calculated based on 418,956 shares outstanding. Per share amounts subsequent to the Conversion are calculated on weighted-average shares outstanding for each period.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,		For the Year Ended December 31,
	2013	2012	2013	2012	2012	2011	2010	2009	2008
Assets and Liabilities Data:
Investments	$571,762,044	$452,318,337	$571,762,044	$452,318,337	517,683,087	378,960,536	453,034,872	343,062,967	348,504,225
Other assets	51,646,855	19,635,248	51,646,855	19,635,248	31,559,015	24,492,967	20,604,286	119,642,507	19,677,567

Total assets	623,408,899	471,953,585	623,408,899	471,953,585	549,242,102	403,453,503	473,639,158	462,705,474	368,181,792
Amount drawn on credit facility	33,000,000	17,000,000	33,000,000	17,000,000	74,000,000	29,000,000	50,000,000	75,000,000	34,000,000
Other liabilities	57,385,268	4,800,795	57,385,268	4,800,795	24,728,267	2,116,211	25,050,178	20,431,955	3,239,231

Total liabilities	90,385,268	21,800,795	90,385,268	21,800,795	98,728,267	31,116,211	75,050,178	95,431,955	37,239,231
Preferred stock					—	—	23,527	25,391	23,516
Preferred limited partner interests	134,491,163	134,533,052	134,491,163	134,533,052	134,526,285	134,466,418	134,377,869	134,368,337	135,173,468
Non-controlling interest	344,310	—	344,310	—	—	—	—	—	—

Net assets	$398,188,158	$315,619,738	$398,188,158	$315,619,738	$315,987,550	$237,870,874	$264,187,584	$232,879,791	$195,745,577

Investment Activity Data:
No. of portfolio companies at period end	57	44	57	44	54	41	44	40	27
Acquisitions	$130,599,752	$90,394,544	$170,863,503	$165,551,299	$359,020,926	$171,842,663	$262,837,727	$144,313,178	$169,262,403
Sales, repayments, and other disposals	$70,043,670	$39,540,405	$121,049,823	$85,617,208	$211,216,033	$216,916,444	$192,419,667	$195,383,341	$257,415,641
Weighted-Average Yield on debt investments at end of period	10.9%	11.5%	10.9%	11.5%	11.3%	14.1%	13.1%	12.5%	18.5%

RISKS

        Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below and in the accompanying prospectus on page 22, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value, or NAV, and the trading price of our common stock could decline, we could reduce or eliminate our dividend and you could lose all or part of your investment.

Our most recent NAV was calculated on June 30, 2013 and our NAV when calculated effective September 30, 2013 may be higher or lower.

        Our NAV per share most recently approved by our board of directors is $14.94 as of June 30, 2013. We estimate our NAV per share as of September 24, 2013 is $15.05, however such estimate has not been approved by our board of directors, which retains ultimate authority for valuing our assets. Our NAV per share as of the date of this prospectus supplement may be higher or lower than the NAV per share approved or estimated, as applicable as of June 30, 2013 and September 24, 2013. Our board of directors has not yet approved the fair value of portfolio investments at any date subsequent to June 30, 2013. Our board of directors approves the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Advisor and the audit committee of our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the selected financial data appearing elsewhere in this prospectus supplement and our financial statements and notes thereto, which are incorporated by reference into the SAI.

Overview

        TCP Capital Corp. (the "Holding Company") is a Delaware corporation formed on April 2, 2012 and is an externally managed, closed-end, non-diversified management investment company. The Holding Company elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Holding Company's investment objective is to achieve high total returns while minimizing losses. The Company invests primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, the Company may make equity investments directly. Investment operations are conducted either in Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Operating Company"), of which the Company owns 100% of the common limited partner interests, or in the Operating Company's wholly-owned subsidiary, TCPC Funding I, LLC ("TCPC Funding"). The Operating Company has also elected to be treated as a BDC under the 1940 Act. The General Partner of the Operating Company is SVOF/MM, LLC ("SVOF/MM"), which also serves as the administrator ("Administrator") of the Holding Company and the Operating Company. The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (the "Advisor"), which serves as the investment manager to the Holding Company, the Operating Company and TCPC Funding. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

        The Holding Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Holding Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Operating Company and TCPC Funding have elected to be treated as partnerships for U.S. federal income tax purposes.

        On April 2, 2012, Special Value Continuation Fund, LLC ("SVCF") converted from a limited liability company to a corporation, leaving the Holding Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Holding Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the surviving entity and the Operating Company became a wholly owned subsidiary of the Holding Company. On April 3, 2012, the Holding Company completed its initial public offering.

        At June 30, 2013, our leverage program was comprised of $116 million in available debt under a senior secured revolving credit facility issued by the Operating Company (the "Operating Company Facility"), $50 million in available debt under a senior secured revolving credit facility issued by TCPC Funding (the "TCPC Funding Facility," and, together with the Operating Company Facility, the "Revolving Facilities"), and $134 million of outstanding preferred limited partner interests in the Operating Company (the "Preferred Interests," and, together with the Revolving Facilities, the "Leverage Program").

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Internal Revenue Code of

1986, as amended (the "Code"), for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

     Investments

        Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies, public U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, public domestic operating companies having a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We are also permitted to make certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. As of June 30, 2013, 95.9% of our total assets were invested in qualifying assets.

     Revenues

        We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

     Expenses

        Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive compensation, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive compensation remunerates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement with the Administrator provides that the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to us under the administration agreement, as well as any costs and expenses incurred by the Administrator or its affiliates relating to any non-investment advisory, administrative or operating services provided by the Administrator or its affiliates to us. We also bear all other costs and expenses of our operations and transactions (and the Holding Company's common stockholders indirectly bear all of the costs and expenses of the Holding Company, the Operating Company and TCPC Funding), which may include those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firms);

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  interest payable on debt, if any, incurred to finance our investments;

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  costs of future offerings of our common stock and other securities, if any;

  •
  the base management fee and any incentive compensation;

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  dividends and distributions on our preferred shares, if any, and common shares;

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  administration fees payable under the administration agreement;

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  fees payable to third parties relating to, or associated with, making investments;

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  transfer agent and custodial fees;

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  registration fees;

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  listing fees;

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  taxes;

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  director fees and expenses;

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  costs of preparing and filing reports or other documents with the SEC;

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  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

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  our fidelity bond;

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  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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  indemnification payments;

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  direct costs and expenses of administration, including audit and legal costs; and

  •
  all other expenses reasonably incurred by us and the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        The investment management agreement provides that the base management fee be calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. For the first calendar quarter (or portion thereof) of our operations as a BDC, the base management fee was calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Conversion. Beginning with our second calendar quarter of operations as a BDC, the base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter.

        Additionally, the investment management agreement and the Amended and Restated Limited Partnership Agreement provide that the Advisor or its affiliates may be entitled to incentive compensation under certain circumstances. No incentive compensation was incurred prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation equals the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation initially is payable to the General Partner by the Operating Company pursuant to the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, incentive compensation would be paid pursuant to the investment management agreement between us and the Advisor. The determination of incentive compensation is subject to limitations under the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act").

Critical accounting policies

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

     Valuation of portfolio investments

        We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of our investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by our board of directors.

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  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

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  The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by the Advisor in good faith in accordance with our valuation policy without the employment of an independent valuation firm.

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  The audit committee of the board of directors discusses the valuations, and the board of directors approves the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the audit committee of the board of directors.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1—Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2—Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3—Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        As of June 30, 2013, 0.2% of our investments were categorized as Level 1, 26.4% were categorized as Level 2, 71.9% were Level 3 investments valued based on valuations by independent third party sources, and 1.5% were Level 3 investments valued based on valuations by the Advisor.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

     Revenue recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis to the extent that such amounts are determined to be collectible. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain of our debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires that we consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, we recognize discount accretion income when it is probable that such amounts will be collected.

     Net realized gains or losses and net change in unrealized appreciation or depreciation

        We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and investment activity

        During the three months ended June 30, 2013, we invested approximately $130.6 million across 11 new and 2 existing portfolio companies. All of these investments were in senior secured debt comprised of senior loans ($117.0 million, or 90% of the total) and senior secured notes ($13.6 million, or 10% of the total). Additionally, we received approximately $70.0 million in proceeds from sales or repayments of investments during the three months ended June 30, 2013.

        During the six months ended June 30, 2013, we invested approximately $170.9 million across 12 new and 6 existing portfolio companies. All of these investments were in senior secured debt comprised of senior loans ($149.9 million, or 88% of the total) and senior secured notes ($21.0 million, or 12% of the total). Additionally, we received approximately $121.0 million in proceeds from sales or repayments of investments during the six months ended June 30, 2013.

        At June 30, 2013, our investment portfolio of $571.8 million (at fair value) consisted of 57 portfolio companies and was invested 93% in debt investments, of which 97% was in senior secured debt and 3% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 77% in senior secured loans, 13% in senior secured notes, 3% in unsecured or subordinated debt, and 7% in equity investments. Our average portfolio company investment at fair value was approximately $10.0 million. Our largest portfolio company investment by value was approximately $21.1 million and our five largest portfolio company investments by value comprised approximately 15% of our portfolio at June 30, 2013. At December 31, 2012, our investment portfolio of $517.7 million (at fair value) consisted of 54 portfolio companies and was invested 93% in debt investments, of which 96% was in senior secured debt and 4% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 77% in senior secured loans, 12% in senior secured notes, 4% in unsecured or subordinated debt, and 7% in equity investments. Our average portfolio company investment at fair value was approximately $9.6 million. Our largest portfolio company investment by value was approximately $19.4 million and our five largest portfolio company investments by value comprised approximately 17% of our portfolio at December 31, 2012.

        The industry composition of our portfolio at fair value at June 30, 2013 was as follows:

Industry	Percent of Total Investments
Software Publishers	9.2%
Gaming Industries	5.4%
Wired Telecommunications Carriers	5.1%
Other Professional, Scientific, and Technical Services	4.4%
Scheduled Air Transportation	4.3%
Radio and Television Broadcasting	4.3%
Wireless Telecommunications	4.2%
Electric Power Generation, Transmission and Distribution	3.0%
Full-Service Restaurants	3.0%
Other Electrical Equipment and Component Manufacturing	3.0%
Scientific Research and Development Services	2.9%
Business Support Services	2.8%
Motion Picture and Video Industries	2.7%
Semiconductor and Other Electronic Component Manufacturing	2.5%
Other Telecommunications	2.5%
Architectural, Engineering, and Related Services	2.4%
Plastics Products Manufacturing	2.4%
Motor Vehicle Parts Manufacturing	2.3%
Newspaper, Periodical, Book, and Directory Publishers	2.3%
Grocery Stores	2.2%
Metal and Mineral (except Petroleum) Merchant Wholesalers	2.2%
Inland Water Transportation	2.2%
Other Amusement and Recreation Industries	2.1%
Promoters of Performing Arts, Sports, and Similar Events	2.0%
Artificial Synthetic Fibers and Filaments Manufacturing	2.0%
Nondepository Credit Intermediation	1.8%
Retail	1.7%
Electronic Shopping	1.6%
Data Processing, Hosting, and Related Services	1.5%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	1.4%
Petroleum and Coal Products Manufacturing	1.4%
Pharmaceutical and Medicine Manufacturing	1.4%
Computer Equipment Manufacturing	1.3%
Metal Ore Mining	1.2%
Iron and Steel Mills and Ferroalloy Manufacturing	1.2%
Insurance Related Activities	1.0%
Other	3.1%

Total	100.0%

        The weighted average effective yield of the debt securities in our portfolio was 10.9% at June 30, 2013 and 11.3% at December 31, 2012. The weighted average effective yields on our senior debt and other debt investments were 10.9% and 11.2%, respectively, at June 30, 2013, versus 11.4% and 9.9% at December 31, 2012.

        At June 30, 2013, 73.6% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 26.4% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 92.9% at June 30, 2013. At December 31, 2012, 63.8% of our debt investments bore interest based on floating rates and 36.2% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 95.6% at December 31, 2012.

Results of operations

        Results of operations through April 2, 2012 reflect a portfolio prior to the Conversion with different investment objectives and a greater emphasis in distressed debt investments, and accordingly are not directly comparable to the same period in 2013.

     Investment income

        Investment income totaled $14.5 million and $11.1 million, respectively, for the three months ended June 30, 2013 and 2012, of which $13.8 million and $10.4 million were attributable to interest and fees on our debt investments and $0.7 million and $0.7 million to other income, respectively. The increase in investment income in the three months ended June 30, 2013 compared to the three months ended June 30, 2012 reflects an increase in interest income due to the larger investment portfolio and a higher percentage of the portfolio in income-producing assets in the three months ended June 30, 2013 compared to the three months ended June 30, 2012.

        Investment income totaled $31.3 million and $22.9 million, respectively, for the six months ended June 30, 2013 and 2012, of which $30.2 million and $20.2 million were attributable to interest and fees on our debt investments, $0.0 million and $1.8 million to dividends from equity securities and $1.1 million and $0.9 million to other income, respectively. The increase in investment income in the six months ended June 30, 2013 compared to the six months ended June 30, 2012 reflects an increase in interest income due to the larger investment portfolio and a higher percentage of the portfolio in income-producing assets in the six months ended June 30, 2013 compared to the six months ended June 30, 2012, partially offset by the absence of dividend income during the six months ended June 30, 2013.

     Expenses

        Net expenses for the three months ended June 30, 2013 and 2012 were $3.0 million and $2.2 million, respectively, comprised of $1.9 million and $1.6 million in base management fees, $0.2 million and $0.3 million in legal and professional fees, $0.2 million and $0.1 million in interest expense and fees related to the Revolving Facilities, $0.1 million and $0.1 million in amortization of debt issuance costs, and $0.6 million and $0.1 million in other expenses, respectively. The increase in expenses in the three months ended June 30, 2013 compared to the three months ended June 30, 2012 primarily reflects the increase in management fees due to the larger portfolio and approximately $0.2 million in administration expenses previously waived by the Administrator.

        Net expenses for the six months ended June 30, 2013 and 2012 were $5.9 million and $4.7 million, respectively, comprised of $3.9 million and $3.2 million in base management fees, $0.3 million and $0.3 million in legal and professional fees, $0.4 million and $0.2 million in interest expense and fees related to the Revolving Facilities, $0.2 million and $0.2 million in amortization of debt issuance costs, and $1.0 million and $0.7 million in other expenses, respectively. The increase in expenses in the six months ended June 30, 2013 compared to the six months ended June 30, 2012 primarily reflects the increase in management fees due to the larger portfolio and approximately $0.3 million in administration expenses waived by the Administrator prior to January 1, 2013.

     Net investment income

        Net investment income was $11.5 million and $8.9 million respectively, for the three months ended June 30, 2013 and 2012. The increase in in net investment income in the three months ended June 30, 2013 compared to the three months ended June 30, 2012 primarily reflects the increased interest income in the three months ended June 30, 2013, partially offset by the increase in expenses.

        Net investment income was $25.5 million and $17.7 million respectively, for the six months ended June 30, 2013 and 2012. The increase in in net investment income in the six months ended June 30, 2013 compared to the six months ended June 30, 2012 primarily reflects the increased interest income in the six months ended June 30, 2013, partially offset by the decline in dividend income and the increase in expenses.

     Net realized and unrealized gain or loss

        Net realized gains (losses) for the three months ended June 30, 2013 and 2012 were $(4.1) million and $2.9 million, respectively. Net realized losses during the three months ended June 30, 2013 are primarily due to a charge on the recapitalization of AGY Holding Corporation ("AGY"), a transaction in which we received both new debt and preferred equity in a deleveraged company. The initial AGY investment was part of our legacy distressed debt strategy and has generated substantial cash interest income. For the three months ended June 30, 2013 and 2012, the change in net unrealized appreciation or depreciation was $4.8 million and $(5.4) million, respectively.

        Net realized gains (losses) for the six months ended June 30, 2013 and 2012 were $(3.6) million and $(2.4) million, respectively. The net realized losses during the six months ended June 30, 2013 include the restructuring charge on AGY. The net realized losses during the six months ended June 30, 2012 include a reorganization charge on one debt investment of $(5.5) million. For the six months ended June 30, 2013 and 2012, the change in net unrealized appreciation was $6.6 million and $(5.0) million, respectively.

     Income tax expense, including excise tax

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income. There was no U.S. federal excise tax recorded for the six months ended June 30, 2013. For the six months ended June 30, 2012, an expense of $0.5 million was recorded for U.S. federal excise tax, which related to 2011 income.

     Dividends to preferred equity holders

        Dividends on the Preferred Interests for the three months ended June 30, 2013 and 2012 were $0.4 million and $0.4 million, respectively, as average LIBOR rates for the two periods were similar. Dividends on the Preferred Interests for the six months ended June 30, 2013 and 2012 were $0.8 million and $0.8 million, respectively, as average LIBOR rates for the two periods were similar.

     Incentive compensation

        Incentive compensation distributable to the General Partner for the three months ended June 30, 2013 and 2012 was $2.5 million and $0.0 million, respectively. Incentive compensation distributable to the General Partner for the six months ended June 30, 2013 and 2012 was $5.2 million and $0.0 million, respectively. Incentive compensation for the three and six months ended June 30, 2013 was distributable given the performance of the Company exceeding the total return threshold. Pursuant to the terms of the Holding Company's and Operating Company's management agreement, no incentive compensation was payable prior to January 1, 2013. The reserve for incentive compensation to the General Partner for the six months ended June 30, 2013 and 2012 was $0.3 million and $0.0 million, respectively. The reserve for incentive compensation for the six months ended June 30, 2013 reflects amounts in excess of distributable incentive compensation which would have been earned by the General Partner had the Company liquidated at net asset value at June 30, 2013.

     Net increase or decrease in net assets resulting from operations

        The net increase in net assets resulting from operations was $9.4 million and $6.0 million for the three months ended June 30, 2013 and 2012, respectively. The net increase in net assets resulting from operations was $22.2 million and $9.5 million for the six months ended June 30, 2013 and 2012, respectively. The higher net increase in net assets resulting from operations primarily reflects the increase in net investment income and the increase in net realized and unrealized gains, partially offset by the commencement of incentive compensation.

Liquidity and capital resources

        Since our inception, our liquidity and capital resources have been generated primarily through the initial private placement of common shares of SVCF (the predecessor entity) which were subsequently converted to common stock of the Holding Company, the net proceeds from the initial and secondary public offerings of our common stock, draws on our Leverage Program, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary uses of cash have been investments in portfolio companies, cash distributions to our equity holders, payments to service our Leverage Program and other general corporate purposes.

        On May 17, 2013, the Leverage Program was expanded with the issuance of the TCPC Funding Facility. This facility is a senior secured revolving credit facility, pursuant to which amounts may be drawn up to $25 million subject to certain collateral and other restrictions at June 30, 2013. The total facility automatically increased to $50 million on August 13, 2013. At June 30, 2013 the facility was expandable to $100 million subject to the consent of the lender and other customary conditions. As of September 10, 2013, the facility increased to $100 million and is expandable to $200 million subject to consent of the lender and other customary conditions. Amounts outstanding and available under the combined Leverage Program at June 30, 2013 were as follows:

	Rate *		Outstanding	Available	Total Facility
Operating Company Facility	L+44		$8,000,000	$108,000,000	$116,000,000
TCPC Funding Facility	L+250	†	25,000,000	—	25,000,000	**
Preferred Interests	L+85		134,000,000	—	134,000,000

Total Leverage Program			$167,000,000	$108,000,000	$275,000,000

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

**
Total facility amount as of June 30, 2013. The total facility automatically increased to $50,000,000 on August 13, 2013 and on September 10, 2013, the facility was increased to $100 million by amendment.

†
On September 10, 2013, the rate for the TCPC Funding Facility increased to L+275.

        Net cash provided by operating activities during the six months ended June 30, 2013 was $4.6 million. Our primary source of cash from operating activities during this period consisted of net investment income less preferred dividends and incentive allocation (net of non-cash income and expenses) of approximately $20.5 million, partially offset by settlement of acquisitions of investments (net of dispositions) of $15.9 million.

        Net cash provided by financing activities was $17.5 million during the six months ended June 30, 2013, consisting primarily of $78.2 million of net proceeds from the secondary public offering of our common stock on May 24, 2013, reduced by $41.0 million of net repayments under our Revolving Facilities, $18.2 million of dividends on common equity, $0.8 million of dividends on the Preferred Interests, and payment of $0.8 million in costs related to the issuance of the TCPC Funding Facility.

        At June 30, 2013, we had $40.1 million in cash and cash equivalents.

        The Revolving Facilities are secured by substantially all of the assets in our portfolio, including cash and cash equivalents, and are subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum shareholders' equity, the maintenance of ratios of not less than 300% of total assets (less total liabilities other than indebtedness) to total indebtedness and not less than 200% of total assets (less total liabilities other than indebtedness) to the sum of total preferred equity and indebtedness, and restrictions on certain payments and issuance of debt. Economic conditions, like those that began in 2007 and which have continued, may result in a decrease in the value of our investments, which would affect both the asset coverage ratios and the value of the collateral securing the Revolving Facilities, and may therefore impact our ability to borrow under the Revolving Facilities. In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facilities or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations. At June 30, 2013, we were in compliance with all financial and operational covenants required by the Leverage Program.

        Economic conditions, like those that began in 2007 and which have continued, while creating attractive opportunities for us, may decrease liquidity and raise the cost of capital generally, which could limit our ability to renew, extend or replace the Leverage Program on terms as favorable as are currently included therein. If we are unable to renew, extend or replace the Leverage Program upon the various dates of maturity, we expect to have sufficient funds to repay the outstanding balances in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Economic conditions, like those that began in 2007 and which have continued, may limit our ability to raise capital or the ability of the companies in which we invest to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The Operating Company Facility matures in July 2014 and the Preferred Interests will be subject to mandatory redemption in July 2016. The TCPC Funding Facility matures in May 2016. Any inability to renew, extend or replace the Revolving Facilities or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        Challenges in the market are intensified for us by certain regulatory limitations under the Code and the 1940 Act. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments may make it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. While we anticipate being able to continue to satisfy all covenants and repay the outstanding balance under the Leverage Program when due, there can be no assurance that we will be able to do so, which could lead to an event of default. In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facilities or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Contractual obligations

        In addition to obligations under our Leverage Program, we have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement will be equal to a percentage of the value of our gross assets (excluding cash and cash equivalents) and an incentive compensation, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, and may include rent and our allocable portion of the cost of certain of our officers and their respective staffs. We are responsible for reimbursing the Advisor for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Company and any portfolio investments, as applicable. The Advisor is not responsible for any of the foregoing expenses and such services are not investment advisory services under the 1940 Act. Either party may terminate each of the investment management agreement and administration agreement without penalty upon not less than 60 days' written notice to the other.

Distributions

        Our quarterly dividends and distributions to common stockholders are recorded on the ex-dividend date and are determined under guidelines established by our board of directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

        On May 8, 2013, the Company's board of directors declared a second quarter cash dividend of $0.36 per share, payable on June 28, 2013 to stockholders of record as of the close of business on June 7, 2013. On June 28, 2013, we paid a cash dividend of $9.6 million.

        The following tables summarize the Company's dividends declared for the six months ended June 30, 2013 and June 30, 2012:

Date Declared	Record Date	Payment Date	Amount Per Share		Total Amount
March 7, 2013	March 18, 2013	March 29, 2013	$0.40	*	$8,591,051

May 8, 2013	June 7, 2013	June 28, 2013	$0.36		$9,595,344

Total for six months ended June 30, 2013			$0.76		$18,186,395

March 9, 2012	April 3, 2012	March 29, 2012	$0.34	**	$5,400,000
April 3, 2012	June 15, 2012	June 29, 2012	$0.34		$7,301,716

Total for six months ended June 30, 2012			$0.68		$12,701,716

*
Includes a special dividend of $0.05.

**
Based on 15,725,635 pro-forma converted shares before the initial public offering.

        The following table summarizes the total shares issued in connection with our dividend reinvestment plan for the six months ended June 30, 2013:

	Shares Issued	Average Price Per Share	Proceeds
Shares issued from dividend reinvestment plan	2,073	$16.34	$33,867

        We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  •
  98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year; and

  •
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

        We have adopted an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Related Parties

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Each of the Holding Company, the Operating Company, and TCPC Funding has entered into an investment management agreement with the Advisor.

  •
  The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

  •
  We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

  •
  Pursuant to its limited partnership agreement, the general partner of the Operating Company is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and the general partner or managing member of certain other funds managed by the Advisor.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

Recent Developments

        From July 1, 2013 through September 20, 2013, the Company has invested approximately $103 million in 10 loans with an effective yield of approximately 10.5%. Total acquisitions net of dispositions are approximately $74 million. As of September 25, 2013, we also had $66 million in outstanding commitments, which we expect to fund prior to the end of the year, and continue to have a robust pipeline.

        On August 8, 2013, the Company's board of directors declared a third quarter cash dividend of $0.36 per share payable on September 30, 2013 to stockholders of record as of the close of business on September 9, 2013. Purchasers of shares of common stock in this offering will not be eligible to receive this dividend.

        The Company submitted an application for a SBIC license and received a "Green Light" letter from the U.S. Small Business Administration allowing the Company to proceed with the application process. The Company subsequently received acceptance of its follow-up application.

        Philip Tseng, a managing partner of Tennenbaum Capital Partners, LLC, who has been with the Advisor since 2004, joined our Investment Committee as a replacement for Michael E. Tennenbaum as of August 8, 2013. Mr. Tseng does not beneficially own any equity securities in the Company as of September 20, 2013.

        On September 10, 2013, the TCPC Funding Facility was expanded from $50 million to $100 million and its accordion feature was also expanded up to an aggregate of $200 million, subject to consent of the administrative agent and other customary conditions.

        On September 18, 2013, the Operating Company Facility was amended to, among other things, extend the maturity date from July 31, 2014 to July 31, 2016.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates. At June 30, 2013, 73.6% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At June 30, 2013, the percentage of our floating rate debt investments that bore interest based on an interest rate floor was 92.9%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        Based on our June 30, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

Basis Point Change	Interest income	Interest Expense	Net Income
Up 300 basis points	$8,146,010	$(5,010,000)	$3,136,010
Up 200 basis points	$4,113,739	$(3,340,000)	$773,739
Up 100 basis points	$602,621	$(1,670,000)	$(1,067,379)
Down 100 basis points	$(115,488)	$457,079	$341,591
Down 200 basis points	$(115,488)	$457,079	$341,591
Down 300 basis points	$(115,488)	$457,079	$341,591

USE OF PROCEEDS

        The net proceeds of the offering are estimated to be approximately $57,764,000 million (or approximately $66,473,600 million if the underwriters exercise their option to purchase additional shares in full), in each case after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $300,000 payable by us.

        We intend to use all the net proceeds to repay amounts outstanding under the Revolving Facilities.

        As of September 25, 2013, we had $85 million outstanding under the Operating Company Facility, with advances generally bearing interest at LIBOR plus 0.44%, subject to certain limitations. The Operating Company Facility matures July 31, 2016.

        As of September 25, 2013, we had $40 million outstanding under the TCPC Funding Facility, with advances generally bearing interest at LIBOR plus 2.75%, subject to certain limitations. The TCPC Funding Facility matures on May 15, 2016, subject to extension by the lender at our request for one 12-month period.

        An affiliate of Deutsche Bank Securities Inc. is a lender under the TCPC Funding Facility. Accordingly, to the extent proceeds of this offering are used to repay outstanding indebtedness under the TCPC Funding Facility, an affiliate of Deutsche Bank Securities Inc. may receive more than 5% of the proceeds of this offering.

 PRICE RANGE OF COMMON STOCK

        Our common stock began trading on April 5, 2012 and is currently traded on The Nasdaq Global Select Market under the symbol "TCPC." The following table lists the high and low closing sale price for our common stock, the premium (discount) of the related closing sale price as a percentage of NAV and quarterly distributions per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

					Premium (Discount) of High Sales Price to NAV (3)	Premium (Discount) of Low Sales Price to NAV (3)
			Stock Price
							Declared Distributions
	NAV (1)		High (2)	Low (2)
Fiscal year ended December 31, 2012
Second Quarter (4)	$14.70		$14.75	$13.80	0.3%	(6.1)%	$0.34
Third Quarter	14.79		15.96	14.23	7.9%	(3.8)%	0.35
Fourth Quarter	14.71		15.80	14.66	7.4%	(0.3)%	0.40	(5)
Fiscal year ended December 31, 2013
First Quarter	$14.91		$16.16	$14.64	8.4%	(1.8)%	$0.40	(5)
Second Quarter	$14.94		$16.77	$15.01	12.2%	0.5%	$0.36
Third Quarter (to September 25, 2013)		$(6)	$16.80	$14.99	% (6)	% (6)	$0.36

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Calculated as the respective High/Low Stock Price minus the quarter end NAV, divided by the quarter end NAV.

(4)
From April 5, 2012 (initial public offering) to June 30, 2012.

(5)
Includes a special dividend of $0.05 per share.

(6)
NAV has not yet been finally determined for any day after June 30, 2013.

        On September 25, 2013, the closing price of our common stock was $16.25 per share. As of September 25, 2013, we had 41 stockholders of record.

        The table below sets forth each class of our outstanding securities as of September 25, 2013.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	—	26,654,701

CAPITALIZATION

        The following table sets forth (1) our actual capitalization at June 30, 2013 and (2) our capitalization on a pro forma basis giving effect to the sale of 3,800,000 shares of our common stock in this offering at the public offering price of $15.76 per share, after deducting the underwriting discounts and commissions and offering expenses payable by us and the application of the estimated net proceeds of this offering. You should read this table together with "Use of Proceeds" in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2013
	Actual	Pro forma
Assets:
Cash and cash equivalents	$40,065,668	$64,829,668
Investments	571,762,044	571,762,044
Other assets	11,581,187	11,581,187

Total assets	$623,408,899	$648,172,899

Liabilities:
Operating Company Facility (1)	$8,000,000	$—
TCPC Funding Facility (2)	25,000,000	—
Other liabilities	57,385,268	57,385,268

Total liabilities	$90,385,268	$57,385,268

Stockholders' equity:
Preferred Interests, (3) $20,000/share liquidation preference; 6,700 shares authorized, 6,700 preferred interests issued and outstanding, actual; 6,700 preferred interests issued and outstanding, pro forma	$134,000,000	$134,000,000
Accumulated dividends on Preferred Interests	491,163	491,163
General Partner interest in Special Value Continuation Partners, LP	344,310	344,310
Common stock, par value $0.001 per share; 200,000,000 shares of common stock authorized; 26,654,701 stock issued and outstanding, actual; 30,454,701 common stock issued and outstanding, pro forma	26,655	30,455
Preferred stock, par value $0.001 per share; 100,000,000 shares of preferred stock authorized; no shares of preferred stock issued and outstanding, actual; no shares of preferred stock issued and outstanding, pro forma	—	—
Paid-in capital in excess of par value	522,439,540	580,199,740
Accumulated net investment income	23,502,379	23,502,379
Accumulated net realized losses	(62,601,363)	(62,601,363)
Accumulated net unrealized depreciation	(85,179,053)	(85,179,053)

Net assets applicable to common shareholders	$398,188,158	$455,952,158

Total capitalization	$623,408,899	$648,172,899

(1)
The above table reflects our liabilities under the Operating Company Facility as of June 30, 2013. As of September 25, 2013, our debt outstanding under the Operating Company Facility was $85 million.

(2)
The above table reflects our liabilities under the TCPC Funding Facility as of June 30, 2013. As of September 25, 2013, our debt outstanding under the TCPC Funding Facility was $40 million.

(3)
Preferred Interests are a component of the $250 million Leverage Program of the Operating Company.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of each fiscal year ended since the Company commenced operations and as of June 30, 2013. The senior securities table below has been audited by our independent registered public accounting firm except for information for Fiscal 2013, which is unaudited.

Class and Year	Total Amount Outstanding (4)	Asset Coverage Per Unit (5)	Involuntary Liquidating Preference Per Unit (6)	Average Market Value Per Unit (7)
Operating Company Facility (1)
Fiscal 2013 (as of June 30, 2013, unaudited)	$8,000	$17,036	$—	N/A
Fiscal 2012	74,000	7,077	—	N/A
Fiscal 2011	29,000	13,803	—	N/A
Fiscal 2010	50,000	8,958	—	N/A
Fiscal 2009	75,000	5,893	—	N/A
Fiscal 2008	34,000	10,525	—	N/A
Fiscal 2007	207,000	3,534	—	N/A
Preferred Interests (2)
Fiscal 2013 (as of June 30, 2013, unaudited)	$134,000	$67,745	$20,073	N/A
Fiscal 2012	134,000	50,475	20,079	N/A
Fiscal 2011	134,000	49,251	20,070	N/A
Fiscal 2010	134,000	48,770	20,056	N/A
Fiscal 2009	134,000	42,350	20,055	N/A
Fiscal 2008	134,000	42,343	20,175	N/A
Fiscal 2007	134,000	43,443	20,289	N/A
TCPC Funding Facility (3)
Fiscal 2013 (as of June 30, 2013, unaudited)	$25,000	$17,036	$—	N/A

(1)
The Operating Company entered into the Operating Company Facility, pursuant to which amounts may currently be drawn up to $116 million. The Operating Company Facility matures July 31, 2016.

(2)
At June 30, 2013, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests will be subject to mandatory redemption on July 31, 2016.

(3)
TCPC Funding entered into the TCPC Funding Facility, pursuant to which amounts may currently be drawn up to $100 million. The TCPC Funding Facility matures on May 15, 2016, subject to extension by the lender at our request for one 12-month period.

(4)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(5)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. For the Revolving Facilities, the asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for the Preferred Interests is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the sum of senior securities representing indebtedness and the liquidation preference of the Preferred Interests. For the Preferred Interests, the asset coverage ratio with respect to the Preferred Interests is multiplied by their liquidation value of $20,000 plus accrued dividends to determine the Asset Coverage Per Unit.

(6)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(7)
Not applicable because senior securities are not registered for public trading.

UNDERWRITING

        Deutsche Bank Securities Inc., Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the Advisor, the General Partner and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Deutsche Bank Securities Inc.	912,000
Raymond James & Associates, Inc.	798,000
Keefe, Bruyette & Woods, Inc.	760,000
RBC Capital Markets, LLC	646,000
Oppenheimer & Co. Inc.	304,000
National Securities Corporation	190,000
Wunderlich Securities, Inc.	190,000

Total	3,800,000

        Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

        We, the Advisor and the General Partner have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

        Our common stock is listed on The Nasdaq Global Select Market under the symbol "TCPC."

Commissions and Discounts

        The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at that price less a concession not in excess of $0.288 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

        The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$15.76	$59,888,000	$68,871,200
Sales load (underwriting discount and commissions)	$0.48	$1,824,000	$2,097,600
Proceeds, before expenses, to the Company	$15.28	$58,064,000	$66,773,600

        The expenses of the offering, not including the underwriting discount, are estimated at $0.3 million and are payable by us, including approximately $20,000 of expenses that we have agreed to reimburse the underwriters for the Financial Industry Regulation Authority filing fees and reasonable legal fees and expenses incurred in connection with the review and approval by the Financial Industry Regulation Authority of the terms of the offer and sale of the common stock in this offering. Such expense will indirectly be borne by investors in this offering and will consequently lower their net asset value per share.

Option to Purchase Additional Shares

        We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus supplement, to purchase up to 570,000 additional shares at the public offering price, less the underwriting discount and the amount of any dividend or distribution declared by us and payable on the shares of common stock initially sold by us in this offering but not payable on the additional shares. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

        We, our executive officers and directors and certain members of the Advisor's investment committee have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for 60 days after the date of this prospectus supplement without first obtaining the written consent of each of the representatives. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

        This lock-up provision applies to common stock owned now or acquired later by the directors, officers and members of the Advisor's investment committee executing the agreement or over which any director, officer and member of the Advisor's investment committee executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of the lock-up period referred to above, we issue an earnings release or material news or a material event relating to us occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Price Stabilization, Short Positions and Penalty Bids

        Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

        In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares described above. The underwriters may close out any covered short position by either exercising their option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option described above. "Naked" short sales are sales in excess of the option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

        The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

        Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

        In connection with this offering, the underwriters may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Securities Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker's bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Offer, Sale and Distribution of Shares

        In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, certain of the underwriters may facilitate Internet distribution for this offering to certain of its Internet subscription customers. Certain of the underwriters may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus supplement is available on the Internet web site maintained by one or more of the underwriters. Other than the prospectus supplement in electronic format, the information on any underwriter's web site is not part of this prospectus supplement or the accompanying prospectus, or the registration statement of which the accompanying prospectus and this prospectus supplement form a part.

Other Relationships

        The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

        Proceeds of this offering may be used to repay outstanding indebtedness, including indebtedness under the TCPC Funding Facility. An affiliate of Deutsche Bank Securities Inc. is a lender under the TCPC Funding Facility. Accordingly, to the extent proceeds of this offering are used to repay outstanding indebtedness under the TCPC Funding Facility, an affiliate of Deutsche Bank Securities Inc. may receive more than 5% of the proceeds of this offering.

Notice to Prospective Investors in the European Economic Area

        In relation to each Member State of the European Economic Area (each, a "Relevant Member State"), no offer of common stock may be made to the public in that Relevant Member State other than:

  A.
  to any legal entity which is a qualified investor as defined in the Prospectus Directive;

  B.
  to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the underwriters; or

  C.
  in any other circumstances falling within Article 3(2) of the Prospectus Directive,

    provided that no such offer of common stock shall require the Company or the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

        Each person in a Relevant Member State who initially acquires any common stock or to whom any offer is made will be deemed to have represented, acknowledged and agreed that it is a "qualified investor" within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive. In the case of any common stock being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares of common stock acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any common stock to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the underwriters has been obtained to each such proposed offer or resale.

        The Company, the underwriters and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

        This prospectus supplement has been prepared on the basis that any offer of common stock in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of common stock. Accordingly any person making or intending to make an offer in that Relevant Member State of common stock which is the subject of the offering contemplated in this prospectus supplement may only do so in circumstances in which no obligation arises for the Company or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither the Company nor the underwriters have authorized, nor do they authorize, the making of any offer of common stock in circumstances in which an obligation arises for the Company or the underwriters to publish a prospectus for such offer.

        For the purpose of the above provisions, the expression "an offer to the public" in relation to any common stock in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the common stock to be offered so as to enable an investor to decide to purchase or subscribe the common stock, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC (including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

        In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

        We have not and will not register with the Swiss Financial Market Supervisory Authority ("FINMA") as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended ("CISA"), and accordingly the securities being offered pursuant to this prospectus supplement have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the securities have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the securities offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The securities may solely be offered to "qualified investors," as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended ("CISO"), such that there is no public offer. Investors, however, do not benefit from protection under CISA or CISO or supervision by FINMA. This prospectus supplement and any other materials relating to the common stock are strictly personal and confidential to each offeree and do not constitute an offer to any other person. This prospectus supplement may only be used by those qualified investors to whom it has been handed out in connection with the offer described herein and may neither directly or indirectly be distributed or made available to any person or entity other than its recipients. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in Switzerland or from Switzerland. This prospectus supplement does not constitute an issue prospectus as that term is understood pursuant to Article 652a and/or 1156 of the Swiss Federal Code of Obligations. We have not applied for a listing of the securities on the SIX Swiss Exchange or any other regulated securities market in Switzerland, and consequently, the information presented in this prospectus supplement does not necessarily comply with the information standards set out in the listing rules of the SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange.

Notice to Prospective Investors in the Dubai International Financial Centre

        This prospectus supplement relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority ("DFSA"). This prospectus supplement is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with

Exempt Offers. The DFSA has not approved this prospectus supplement nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement. The common stock to which this prospectus supplement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the common stock offered should conduct their own due diligence on the common stock. If you do not understand the contents of this prospectus supplement you should consult an authorized financial advisor.

Notice to Prospective Investors in Hong Kong

        The common stock has not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to "professional investors" as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a "prospectus" as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common stock has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common stock which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Notice to Prospective Investors in Japan

        The shares offered in this prospectus supplement have not been and will not be registered under the Financial Instruments and Exchange Law of Japan. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, in Japan or to or for the account of any resident of Japan (including any corporation or other entity organized under the laws of Japan), except (i) pursuant to an exemption from the registration requirements of the Financial Instruments and Exchange Law and (ii) in compliance with any other applicable requirements of Japanese law.

Notice to Prospective Investors in Singapore

        This prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

        Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

  •
  a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

  •
  a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

  •
  to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;

  •
  where no consideration is or will be given for the transfer; or

  •
  where the transfer is by operation of law.

Principal Business Address

        The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, NY 10005. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, NY 10019. The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, New York, NY 10004. The principal business address of National Securities Corporation is 120 Broadway, 27th Floor, New York, NY 10271. The principal business address of Wunderlich Securities, Inc. is 600 Poplar Avenue, Suite 150, Memphis, TN 38119.

LEGAL MATTERS

        Certain legal matters regarding the common stock offered hereby have been passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Proskauer Rose LLP, Los Angeles, California.

ADDITIONAL INFORMATION

        We have filed with the SEC a shelf registration statement on Form N-2, together with all amendments and related exhibits, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being registered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus supplement and the accompanying prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act. You may obtain free copies of this information, request a free copy of the SAI, the table of contents of which is on page 131 of the accompanying prospectus, and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement of which the accompanying prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and the accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        An SAI dated as of September 26, 2013, has been filed with the SEC and is incorporated by reference in this prospectus supplement. An SAI and the material incorporated therein by reference may be obtained without charge by writing to us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us at (310) 566-1094. The Table of Contents of the SAI is as follows:

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-18
Determination of Net Asset Value	SAI-19
Dividend Reinvestment Plan	SAI-22
Regulation	SAI-24
Brokerage Allocations and Other Practices	SAI-28
Supplement to Material U.S. Federal Income Tax Matters	SAI-29
Financial Statements	SAI-30

P R O S P E C TU S	$150,000,000 Common Stock

        We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the common limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 70.22% of the combined common and preferred equity interests of the Operating Company as of December 31, 2012. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies. Our primary investment focus is investing in and originating leveraged loans to performing middle-market companies.

        Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had in excess of $4.5 billion in capital commitments from investors ("committed capital") under management as of December 31, 2012, approximately 12% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $150,000,000 in shares of our common stock to provide us with additional capital. Shares of our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in shares of our common stock.

        Shares of our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will identify any agents, underwriters or dealers involved in the sale of shares of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any shares of our common stock through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such shares of common stock.

        The net asset value, or NAV, of our common stock on December 31, 2012 (the last date prior to the date of this prospectus on which NAV was determined) was $14.71 per share. Our common stock is traded on The Nasdaq Global Select Market under the symbol "TCPC." The last reported closing price for our common stock on March 28, 2013 was $15.96 per share. The offering price per share of our common stock sold from time to time pursuant to this prospectus less any underwriting commissions or discounts payable by us will not be less than the net asset value per share of our common stock at the time we make such offering.

        This prospectus contains important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. A Statement of Additional Information, dated April 3, 2013, containing additional information about the Holding Company and the Operating Company has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. The Advisor maintains a website at http://www.tennenbaumcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 131 of this prospectus and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

        The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as "hybrid securities," "junk bonds" or "leveraged loans" are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment.

        Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risks" beginning on page 22 of this prospectus.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        This prospectus may not be used to consummate sales of shares of our common stock unless accompanied by a prospectus supplement.

The date of this prospectus is April 3, 2013.

        Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act is not available.

        You should rely only on the information contained in this prospectus, the Statement of Additional Information, or SAI, incorporated by reference in its entirety in this prospectus, and the accompanying prospectus supplement. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and no underwriters are, making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus, the information in the SAI is accurate only as of its respective date and the information in the accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus and the SAI during the offering period to reflect material changes to the disclosure herein.

ii

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis over a three year period, up to $150,000,000 in shares of our common stock. The shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Additional Information" and the section under the heading "Risks" before you make an investment decision.

iii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus, including "Risks," and the Statement of Additional Information, dated April 3, 2013 (the "SAI").

        Throughout this prospectus, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this prospectus uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company, on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from the offerings will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this prospectus generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and not the Holding Company has entered into the Leverage Program (defined below), this prospectus generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described below under "— Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this prospectus, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this prospectus gives effect to the Conversion.

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. See "— Company History and BDC Conversion." We completed our initial public offering on April 10, 2012. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns. See "— Company History and BDC Conversion."

        As described in more detail below under "— Company History and BDC Conversion," we have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. Our investment activities are externally managed by the Advisor, a leading investment manager with in excess of $4.5 billion in capital commitments from investors ("committed capital") under management, approximately 12% of which consists of the Holding Company's committed capital under management as of December 31, 2012, and a primary focus on providing financing to middle-market companies. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code.

Investment Portfolio

        At December 31, 2012, our existing investment portfolio consisted of debt and equity positions in 54 portfolio companies valued at approximately $517.7 million. Debt positions represented approximately 93% of the total portfolio fair value and had a weighted-average effective yield and yield to maturity of approximately 11.3% and 11.6%, respectively. For purposes of this prospectus, references to "yield to maturity" assume that debt investments in our portfolio as of a certain date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par upon maturity. At December 31, 2012, the weighted-average remaining term of our debt investments was approximately 4.7 years. At December 31, 2012, the average investment size in our existing portfolio by issuer was $9.6 million. As of December 31, 2012, approximately 7.9% of our total assets consisted of distressed debt investments, none of which were delinquent, non-performing or in default. Equity positions represented approximately 7% of the total fair value of our investment portfolio. See "— Investment Strategy" for more information.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2012.

Investment by Industry	Investment by Asset Type

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by the Advisor. The Advisor is a leading investment manager (including specialty lending to middle-market companies). The Advisor is a Delaware limited liability company and is registered as an investment advisor under the Investment Advisers Act of 1940, or the Advisers Act. As of December 31, 2012, the Advisor had in excess of $4.5 billion in committed capital under management, approximately 12% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by approximately 45 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. The Advisor was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz and its predecessor entity, formed by the same individuals, commenced operations in 1996. The three founders along with David A. Hollander, Michael E. Leitner, Philip M. Tseng and Rajneesh Vig constitute the Advisor's active partners, or the Advisor Partners. The Advisor Partners have significant industry experience, including experience investing in middle-market companies. Together, the Advisor Partners have invested approximately $11.0 billion in over 250 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. We refer to the products that employ these strategies within the Advisor's platform as the Opportunity Funds. We believe the Advisor Partners' investment perspectives, complementary skills, and collective investment experience provides the Advisor with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, the Advisor is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that the Advisor has a proven long-term track record of positive performance, notwithstanding some periods during which losses were incurred, of sourcing deals, originating loans and successfully investing in middle-market companies and that the relationships of its investment professionals are integral to the Advisor's success. The Advisor's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, the Advisor's structure includes both a board of advisors and a group of Senior Executive Advisors, a team comprised of approximately 20 current and former executives from a variety of industries, which extends the reach of the Advisor's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of the Advisor, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the "SEC") and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        Since the beginning of 2011, the Advisor executed in its Opportunity Funds over $980 million in direct origination leveraged loans primarily to middle-market companies, of which over $313 million was for our account. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on the Advisor's established track record of origination and participation in the original syndication of approximately $4.3 billion of leveraged loans to 85 companies since 1999, of which we invested over $830 million in 53 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        Our investments generally range from $10 million to $35 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Our typical investments are in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We focus primarily on U.S. companies where we believe the Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where the Advisor sees an attractive risk reward profile due to macroeconomic trends and the Advisor's existing industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board governance rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While we do not expect to undertake a material focus on distressed investments, we believe that the Advisor's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of the Advisor.    The Advisor's principals and professionals have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of the Advisor's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. The Advisor's advantages include:

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  Significant investment expertise in over 30 different industry sectors;

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  Track record of leveraged loan originations or participations in original syndications of approximately $4.3 billion to 85 companies since 1999, of which we invested over $830 million in 53 companies;

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  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

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  In-house legal expertise with significant experience protecting creditor rights;

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  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

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  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that the Advisor employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, competitors, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). The Advisor's professionals supplement in-house expertise with industry experts, including the Advisor's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by the Advisor's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through the Advisor's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to the Advisor's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews also help to inform the Advisor's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through the Advisor we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of the Advisor have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of the Advisor's Board of Advisors and Senior Executive Advisors. Additionally, the Advisor's track record as a provider of middle-market financing means that it is often the first or early call on new deal opportunities. Since inception, the Advisor has originated or participated in the original syndication of approximately $4.3 billion of newly issued loans to 85 companies since 1999, of which we invested over $830 million in 53 companies. The Advisor has closed transactions with more than 35 different private equity sponsors. The Advisor is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. The Advisor's in-depth industry knowledge and ability to diligence complex situations thoroughly and in a timely fashion helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that the Leverage Program (defined below), combined with capital from recent monetizations, provides us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Operating Company has an existing $250 million leverage program comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2014, subject to extension by the lenders at the request of the Operating Company for one 12-month period, which we refer to as the Revolving Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The Revolving Facility was entered into on July 31, 2006 with certain lenders (Variable Funding Capital Company LLC, Versailles CDS LLC and Nieuw Amsterdam Receivables Corp.) and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. We refer to the Revolving Facility and the Preferred Interests collectively as the Leverage Program. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. The lenders also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. For the purpose of the Revolving Facility, LIBOR means the one-month U.S. dollar deposits which appears on the Telerate Page 3750 as of 11:00 a.m. (London time) on the date the rate is to be determined or as otherwise may be determined pursuant to the Revolving Facility if such rate does not appear on the Telerate Page 3750. The weighted-average financing rate on the Leverage Program at December 31, 2012 was 0.92%. As preferred shareholders the lenders have the right under the 1940 Act to elect two directors of the Operating Company.

Market opportunity

        We believe that the Advisor has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, there can be no assurances that the Advisor will be able to source profitable opportunities of this type for us, and we have a limited record operating as a BDC. We believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, and the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Furthermore, new collateralized loan obligation, or CLO, formation has been very limited in recent years and existing CLOs' authority to reinvest falls off sharply in coming years. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period 2006 to 2008, far in excess of the amount of equity they invested. According to Pitchbook, from 2006 to May 2012 there was approximately $432 billion of uninvested capital raised by private equity funds from U.S. investors. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2012 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

        Furthermore, since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more readily, creating stronger protections against a subsequent downturn.

Company History and BDC Conversion

History

        We were organized on July 17, 2006, commenced operations on July 31, 2006 and registered as a non-diversified closed-end management investment company under the 1940 Act. We were formed as a limited liability company under the laws of the State of Delaware, converted to a Delaware corporation on April 2, 2012 and elected BDC status on April 2, 2012.

        The Operating Company was formed as a limited partnership under the laws of the State of Delaware. On July 31, 2006, the Operating Company registered as a non-diversified closed-end management investment company under the 1940 Act. The Operating Company issued common limited partner interests to the Holding Company and also issued preferred limited partner interests to the lenders under the Leverage Program. The Operating Company elected to convert from a closed-end fund to a BDC on April 2, 2012. The Holding Company currently conducts its investment operations through the Operating Company. In this regard, the Holding Company will invest substantially all of the net proceeds from the offerings in the common limited partner interests of the Operating Company and the Operating Company, in turn, will invest the proceeds in portfolio companies. See "Use of Proceeds." Following termination of the Revolving Facility, which is scheduled to mature on July 31, 2014, subject to a one-year extension at the request of the Operating Company, it is possible that the Operating Company will elect to terminate its existence, in which case it expects to redeem any Preferred Interests then outstanding and transfer its remaining assets to the Holding Company, and the Holding Company expects to continue operations as a stand-alone BDC and make investments directly, rather than through the Operating Company, in accordance with the investment objective and policies described herein.

        An organizational structure diagram showing our organizational structure is set forth below:

        The Holding Company's management consists of the Advisor and its board of directors. The Operating Company's management consists of the Advisor, the General Partner and its board of directors. The board of directors of the Holding Company and the Operating Company are comprised of the same individuals, the majority of whom are independent of the Advisor and the General Partner. The Advisor directs and executes the day-to-day operations of the Holding Company, and the Advisor directs and executes the day-to-day investment operations and the General Partner directs and executes the day-to-day operational activities of the Operating Company, in each case subject to oversight from the respective boards of directors, which set the broad policies of the Holding Company and perform certain functions required by the 1940 Act for the Operating Company. The board of directors of the Operating Company has delegated investment management of the Operating Company's assets to the Advisor, subject to oversight by the board of directors. The managing member of the General Partner is the Advisor, which serves as the investment advisor of both the Holding Company and the Operating Company. Substantially all of the equity interests in the General Partner are owned directly or indirectly by the Advisor, employees of the Advisor and Babson Capital Management, LLC, or Babson. The Holding Company currently owns all of the common interests in the Operating Company and expects to have the ability to maintain that status. While the Operating Company is permitted to issue securities to persons other than the Holding Company, under the Operating Company's limited partnership agreement, board approval is required to issue equity interests of the Operating Company, and the Holding Company directors also serve as the directors of the Operating Company so as to be able to control any issuances by the Operating Company.

Operating and Regulatory Tax Structure

        The Holding Company elected to be treated for U.S. federal income tax purposes as a RIC under the Code. As a RIC, the Holding Company generally does not have to pay corporate-level federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. The Operating Company is not a RIC nor will it seek RIC status and instead is intended to be treated as a partnership for tax purposes. The Holding Company and the Operating Company have elected to be treated as BDCs under the 1940 Act. As a BDC we are required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents, U.S. Government securities, and other high-quality debt investments that mature in one year or less and to comply with other regulatory requirements, including limitations on our use of debt. Because the Holding Company and the Operating Company are each BDCs, their assets, liabilities and results of operations will be consolidated for purposes of this 70% requirement.

Conflicts of Interests

        The Advisor and the General Partner currently do, and in the future may, manage funds and accounts other than the Company, which we refer to as the Other Advisor Accounts, with similar investment objectives as the Company. The investment policies, advisor compensation arrangements and other circumstances of the Company may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Company and Other Advisor Accounts. Investments that are suitable for the Company may not be suitable for the Other Advisor Accounts and investments that are suitable for the Other Advisor Accounts may not be suitable for the Company. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. To the extent that investment opportunities are suitable for the Company and one or more Other Advisor Accounts, the Advisor and the General Partner will allocate investment opportunities pro rata among the Company and Other Advisor Accounts based on the amount of funds each then has available for such investment taking into account these factors. Investment opportunities in certain privately placed securities will be subject to allocation pursuant to the terms of a co-investment exemptive order under the 1940 Act applicable to funds and accounts managed by the Advisor and its affiliates.

        There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Recent Developments

        Significant portfolio events since December 31, 2012 include the following:

        From January 1, 2013 through March 28, 2013, the Company has invested approximately $39.6 million in four senior secured loans and one senior secured note with an effective yield of approximately 10.3%.

        On March 29, 2013, the Company paid a first quarter cash dividend of $0.35 per share and a special dividend of $0.05 per share to stockholders of record as of the close of business on March 18, 2013.

        Effective March 15, 2013 Rajneesh Vig assumed the role of Chief Operating Officer from Todd Gerch in connection with the opening of our New York office. Mr. Vig will also continue to serve in his current roles as President of the Company and a Managing Partner of the Advisor. Mr. Gerch will continue to serve in his current role as a Managing Director of the Advisor.

Company Information

        Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. The Advisor maintains a website at http://www.tennenbaumcapital.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus.

Risks

        Investing in the Company and the shares of common stock offered by this prospectus involves a high degree of risk. These risks, among others, include:

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  capital markets currently remain in a period of disruption and instability, which could have a negative impact on our business and operations and the value of our common stock;

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  the risk of credit losses on our investments;

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  the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, lower amounts of income per share while we are investing the proceeds from the offerings;

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  the possible lack of appropriate investments;

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  the risk of an inability to renew, extend or replace the Leverage Program, the lack of experience of the Advisor in managing a BDC and our dependence on such investment advisor;

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  the risky nature of the securities in which we invest;

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  our potential lack of control over our portfolio companies and our limited ability to invest in public or foreign companies;

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  the potential incentives to the Advisor to invest more speculatively than it would if it did not have an opportunity to earn incentive compensation;

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  our limitations on raising additional capital;

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  failure to continue to qualify as a BDC or the risk of loss of tax status as a RIC;

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  the risk of volatility in our stock price; and

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  the anti-takeover effect of certain provisions in our charter and in the Amended and Restated Limited Partnership Agreement of the Operating Company, or the Amended and Restated Limited Partnership Agreement.

        See "Risks" beginning on page 22 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Presentation of Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus in "— Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to the Holding Company and the Operating Company on a consolidated basis.

 THE OFFERING

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $150,000,000 in shares of our common stock, which we expect to use to repay amounts outstanding under the Revolving Facility (which will increase the funds under the Revolving Facility available to us to make additional investments in portfolio companies) and to use the remainder to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses.

        Shares of our common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of the shares of our common stock, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any shares of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such shares of our common stock. The offering price per share of our common stock sold from time to time less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make such offering.

        Set forth below is additional information regarding the offering of shares of our common stock:

The Nasdaq Global Select Market Symbol	"TCPC"
Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds to reduce our borrowings outstanding under the Revolving Facility and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. Pending investment, we may invest the remaining net proceeds of the offerings primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.
Investment Management Arrangements	The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of and provides investment advisory services to the Holding Company and the Operating Company. For providing these services, the Advisor receives a base management fee calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) on a consolidated basis, payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or liabilities.

The investment management agreements also provide for performance based returns to the Advisor or the General Partner (referred to herein as "incentive compensation"). Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013.
The incentive compensation is calculated as the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return limitation of 8% of contributed common equity. The incentive compensation initially is payable by making an equity allocation to the General Partner under the Operating Company's Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and the Advisor.
The incentive compensation has two components, ordinary income and capital gains. Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if the cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. If such cumulative total return does exceed 8%, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is not more than a 10% annual return on daily weighted average contributed common equity, less cumulative incentive compensation previously paid or distributed (whether on ordinary income or capital gains).
Subject to the above limitation, the ordinary income component of incentive compensation is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.
Subject to the above limitation, the capital gains component of the incentive compensation is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed.

For purposes of the foregoing computations and the total return limitation, the relevant terms are defined in detail in the section entitled "Management of the Company — Investment Management Agreements."
The base management fee is paid by the Operating Company to the Advisor and the incentive compensation, if any, is distributed by the Operating Company to the General Partner. The Holding Company, therefore, indirectly bears these amounts, which are reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, such compensation would be paid to the Advisor directly by the Holding Company pursuant to its investment management agreement with the Advisor to ensure that the appropriate aggregate amount of incentive compensation is paid. On a consolidated basis, the aggregate compensation is limited to 1.5% of total assets and 20% of the relevant components of income and realized capital gains. See "Management of the Company — Investment Management Agreements" for a more detailed description of the investment management arrangements.
Distributions	We intend to make quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. In addition, because we will invest substantially all of our assets in the Operating Company, we are only able to pay distributions on our common stock from distributions received from the Operating Company. The Operating Company intends to make distributions that are sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a regulated investment company, or a RIC. While it is intended that the distributions made by the Operating Company are sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a RIC, there can be no assurances that the distributions from the Operating Company are sufficient to pay distributions to our stockholders in the future.
Taxation	The Holding Company currently is a RIC for U.S. federal income tax purposes and intends to continue to qualify each year as a RIC. In order to qualify as a RIC, the Holding Company generally must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Holding Company will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain on a timely basis. The Holding Company will invest substantially all of the net proceeds from the offerings in the Operating Company, which is treated as a partnership for U.S. federal income tax purposes. Consequently, any references to, and description of the U.S. federal income tax aspects of, the Holding Company's investment practices and activities, in effect, take into account the investment practices and activities of the Operating Company. See "Distributions" and "Material U.S. Federal Income Tax Matters."

Custodian	Wells Fargo Bank, National Association, or the Custodian, serves as our custodian. See "Custodian."
Transfer and Dividend Paying Agent	Wells Fargo Bank, National Association, or Wells Fargo, serves as our Transfer and Dividend Paying Agent. See "Transfer Agent."
Borrowings and Preferred Stock	We expect to use leverage, including through the Revolving Facility, to make investments. We are exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by us and therefore increases the risks associated with investing in shares of our common stock. The Holding Company and the Operating Company will, on a consolidated basis, comply with the asset coverage and other requirements relating to the issuance of senior securities under the 1940 Act. Because the base investment advisory fee we pay the Advisor is calculated by reference to our total assets, the Advisor may have an incentive to increase our leverage in order to increase its fees. See "Risks."
Trading at a Discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make such offering. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following an offering will reflect reductions resulting from the sales load and the amount of such offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of such offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value. See "Risks."
Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received their distributions in cash. See "Dividend Reinvestment Plan."

Anti-Takeover Provisions	Our certificate of incorporation and the Amended and Restated Limited Partnership Agreement as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Securities."
Administrator	Under a separate administration agreement, the General Partner serves as our Administrator. As Administrator, the General Partner oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, leases office space to us, provides us with equipment and office services and generally monitors the payment of our expenses and provides or supervises the performance of administrative and professional services used by us. We reimburse the Administrator for its costs in providing these services without paying any separate administration fee, markup or other profit in excess of fully allocated costs. Although the Administrator has waived these reimbursements through December 31, 2012, it may stop such waiver at any time. There is no predetermined limit on such expenses, however, reimbursement for any such expenses are subject to the review and approval of our board of directors.
License Agreement	We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive license to use the name "TCP."
Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. We are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov. See "Additional Information."
The Advisor maintains a website at http://www.tennenbaumcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, including the SAI, which is incorporated by reference in this prospectus, available, free of charge, on or through this website. You may also obtain such information by contacting us at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, or by calling us collect at (310) 566-1094. Information contained on the Advisor's website is not incorporated by reference into this prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The following table and example represent our best estimate of the fees and expenses that we expect to incur during the next twelve months. Further, the fees and expenses below are presented on a consolidated basis directly or indirectly to include expenses of the Company and the Operating Company that investors in our common stock offering will bear.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	—	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)		%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fees	2.68	%(5)
Incentive Compensation Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0	%(6)
Interest Payments on Borrowed Funds	0.37	%(7)
Preferred Dividends	0.44	%(8)
Other Expenses (estimated)	0.82	%(9)

Total Annual Expenses	4.31%

(1)
In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses." See "Dividend Reinvestment Plan."

(4)
The "net assets attributable to common stock" used to calculate the percentages in this table is our average assets of $320.3 million for the year ended December 31, 2012. The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Base management fees are paid quarterly in arrears. The base management fee of 1.5% is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The percentage shown in the table, which assumes all capital and leverage is invested at the maximum level, is calculated by determining the ratio that the aggregate base management fee bears to our net assets attributable to common stock and not total assets. We make this conversion because all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders. If we borrow money or issue preferred stock and invest the proceeds other than in cash and cash equivalents, our base management fees will increase. The base management fee for any partial quarter is appropriately pro rated. See "Management of the Company — Investment Management Agreements."

(6)
Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013. The incentive compensation has two components, ordinary income and capital gains. Each component is payable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as of the termination date) and is calculated based on the cumulative return for periods beginning January 1, 2013 and ending on the relevant calculation date.

Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay is subject to a total return limitation. That is, no incentive compensation is paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay is not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation are measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be paid or distributed in full prior to payment or distribution of the ordinary income component.

(7)
"Interest Payments on Borrowed Funds" represents dividends, interest and fees estimated to be accrued on the Revolving Facility and amortization of debt issuance costs, and assumes the Revolving Facility is fully drawn (subject to asset coverage limitations under the 1940 Act) and that the interest rate on the debt issued under the Revolving Facility is the rate in effect as of December 31, 2012, which was 0.65%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(8)
"Preferred Dividends" represents dividends estimated to be accumulated on the Preferred Interests and assumes that the dividend rate on the Preferred Interests is the rate in effect as of December 31, 2012, which was 1.06%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(9)
"Other Expenses" includes our estimated overhead expenses, including expenses of the Advisor reimbursable under the investment management agreements and of the Administrator reimbursable under the administration agreement except for certain administration overhead costs which are not currently contemplated to be charged to us. Such expense estimate, other than the Administrator expenses, is based on actual other expenses for the fiscal year ended December 31, 2012.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$99	$179	$260	$469

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our investment management agreements and the Amended and Restated Limited Partnership Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," the "Company," the "Holding Company," the "Operating Company" or "us," our common stockholders will indirectly bear such fees or expenses, including through the Company's investment in the Operating Company.

SELECTED FINANCIAL DATA

        The selected consolidated financial and other data below reflects the consolidated historical operations of the Holding Company and the Operating Company. This consolidated financial and other data is the Holding Company's historical financial and other data. The Operating Company will continue to be the Holding Company's sole investment following the completion of this offering.

        The selected consolidated financial data below for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 has been derived from the consolidated financial statements that were audited by our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto, which are incorporated by reference into this prospectus and the SAI, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included elsewhere in this prospectus.

        The historical and future financial information may not be representative of the Company's financial information in future periods.

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Performance Data:
Interest income	$49,243,332	$42,113,358	$32,410,819	$26,678,140	$34,719,010
Dividend income	1,811,189	10,610,159	13,547,924	—	2,250,032
Other income	1,138,238	2,134,159	1,842,469	417,533	238,994

Total investment income	52,192,759	54,857,676	47,801,212	27,095,673	37,208,036

Interest and credit agreement expenses	857,757	942,288	893,806	949,554	5,314,342
Investment advisory expense	6,908,942	6,787,188	6,787,188	6,787,188	8,287,188
Other expenses	4,105,700	1,520,474	1,213,685	1,426,099	1,086,533

Total expenses	11,872,399	9,249,950	8,894,679	9,162,841	14,688,063

Net investment income	40,320,360	45,607,726	38,906,533	17,932,832	22,519,973

Realized and unrealized gains (losses)	(12,784,251)	(38,878,881)	31,621,019	36,142,346	(209,274,336)

Dividends to preferred interest holders	(1,602,799)	(1,545,555)	(1,519,759)	(1,740,964)	(5,190,988)
Minority interest	—	—	—	—	3,149,915

Net increase (decrease) in net assets from operations	$25,933,310	$5,183,290	$69,007,793	$52,334,214	$(188,795,436)

Per Share Data (at the end of the period):*
Net increase (decrease) in net assets from operations	$1.21	$12.37	$164.72	$124.92	$(450.63)
Distributions declared per share	(1.43)	(75.19)	(89.99)	(36.28)	(19.10)
Average weighted shares outstanding for the period	21,475,847	418,956	418,956	418,956	418,956

*
Per share amounts prior to the Conversion on April 2, 2012 are calculated based on 418,956 shares outstanding. Per share amounts subsequent to the Conversion are calculated on 21,475,847 weighted-average shares outstanding.

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Assets and Liabilities Data:
Investments	517,683,087	378,960,536	453,034,872	343,062,967	348,504,225
Other assets	31,559,015	24,492,967	20,604,286	119,642,507	19,677,567

Total assets	549,242,102	403,453,503	473,639,158	462,705,474	368,181,792
Amount drawn on credit facility	74,000,000	29,000,000	50,000,000	75,000,000	34,000,000
Other liabilities	24,728,267	2,116,211	25,050,178	20,431,955	3,239,231

Total liabilities	98,728,267	31,116,211	75,050,178	95,431,955	37,239,231
Preferred stock	—	—	23,527	25,391	23,516
Preferred limited partner interests	134,526,285	134,466,418	134,377,869	134,368,337	135,173,468
Minority interest	—	—	—	—	—

Net assets	$315,987,550	$237,870,874	$264,187,584	$232,879,791	$195,745,577

Investment Activity Data:
No. of portfolio companies at period end	54	41	44	40	27
Acquisitions	$359,020,926	$171,842,663	$262,837,727	$144,313,178	$169,262,403
Sales, repayments, and other disposals	$211,216,033	$216,916,444	$192,419,667	$195,383,341	$257,415,641
Weighted-Average Yield on debt investments at end of period	11.3%	14.1%	13.1%	12.5%	18.5%

RISKS

        Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in the Company. Additional risks and uncertainties not currently known to us or that are currently immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Certain risks in the current environment

Capital markets have experienced a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

        The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions have ameliorated to some degree, but could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC we are not generally able to issue and sell our common stock at a price below net asset value per share without first obtaining approval for such issuance from our stockholders and independent directors. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. In addition, the portfolio companies in which we invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we could experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

        The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Advisor monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

        Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

Risks related to our business

We may not replicate the Company's historical performance or the historical performance of other entities managed or supported by the Advisor.

        We may not be able to replicate the Company's historical performance or the historical performance of the Advisor's investments, and our investment returns may be substantially lower than the returns achieved by the Company in the past. We can offer no assurance that the Advisor will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

We may suffer credit losses.

        Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the United States and many other economies recently experienced or are currently experiencing.

Our use of borrowed funds and preferred securities, including under the Leverage Program, to make investments exposes us to risks typically associated with leverage.

        The Operating Company borrows money and has the Preferred Interests outstanding through the Leverage Program. As a result:

  •
  our common stock is exposed to incremental risk of loss and a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

  •
  adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

  •
  we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on any borrowed funds or preferred securities issued by us or the Operating Company;

  •
  our ability to pay dividends on our common stock will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends; and

  •
  our ability to amend the Operating Company organizational documents or investment management agreements may be restricted if such amendment could have a material adverse impact on the lenders under our Leverage Program.

        The Preferred Interests have similar risks to our common stockholders as borrowings. The Preferred Interests rank "senior" to common stock in our capital structure, resulting in the Preferred Interests having certain separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. For example, payment of dividends and repayment of the liquidation preference of the Preferred Interests takes preference over any dividends or other payments to our common stockholders, and preferred holders are not subject to any of our expenses or losses. Furthermore, our Preferred Interests and the issuance of any additional preferred securities could delay, defer or prevent a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

        The use of leverage creates increased risk of loss and is considered a speculative investment technique. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by us from investments purchased with borrowed funds or the issuances of preferred stock is greater than the cost of borrowing or issuing and servicing the preferred stock, our net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased from these sources is not sufficient to cover the cost of the leverage, our net investment income will be less than if leverage had not been used, and the amount available for ultimate distribution to the holders of common stock will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. We may, under some circumstances, be required to dispose of investments under unfavorable market conditions in order to maintain our leverage, thus causing us to recognize a loss that might not otherwise have occurred. In the event of a sale of investments upon default under our borrowing arrangements, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common stock. Holders of common stock will incur losses if the proceeds from a sale in any of the foregoing circumstances are insufficient, after payment in full of amounts due and payable on leverage, including administrative expenses, to repay such holders investments in our common stock. As a result, you could experience a total loss of your investment. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. The ability to service any debt or the Preferred Interests that we have or may have outstanding depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. There is no limitation on the percentage of portfolio investments that can be pledged to secure borrowings. The amount of leverage that we employ at any particular time will depend on the Advisor's and our board of director's assessments of market and other factors at the time of any proposed borrowing.

In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        Under the Leverage Program, we must comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur and the number of Preferred Interests we are permitted to have outstanding in relation to the value of our assets;

  •
  restrictions on our ability to make distributions and other restricted payments under certain circumstances;

  •
  restrictions on extraordinary events, such as mergers, consolidation and sales of assets;

  •
  restrictions on our ability to incur liens and incur indebtedness; and

  •
  maintenance of a minimum level of stockholders' equity.

        In addition, by limiting the circumstances in which borrowings may occur under the Revolving Facility, the credit agreement related to the Revolving Facility, or the Credit Agreement, in effect provides for various asset coverage, credit quality and diversification limitations on our investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase losses or result in adverse tax consequences. As of March 28, 2013, we were in compliance with these covenants. However our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in the Credit Agreement. Failure to comply with these covenants would result in a default under the Credit Agreement which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Credit Agreement. In addition, a default under the Credit Agreement will, in certain circumstances, require the Preferred Interests to be redeemed. As such, failure to comply with these covenants could have a material adverse impact on our business, financial condition and results of operations.

        The Revolving Facility also has certain "key man" provisions. For example, it is an event of default if any of Michael E. Tennenbaum, Howard M. Levkowitz or Mark K. Holdsworth ceases to be actively involved in the management of the Advisor and is not replaced with someone with comparable skills within 180 days. Further, if any two of the individuals cease to be actively involved in management of the Advisor, the administrative agent under the Credit Agreement may veto a proposed replacement for one of such individuals and may veto any of the Operating Company's portfolio transactions that are in excess of 15% of its total assets until a replacement has been appointed to fill one of such positions.

The Revolving Facility matures in July 2014 and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Revolving Facility or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. The Preferred Interests will be subject to mandatory redemption on July 31, 2016. We do not currently know whether we will renew, extend or replace the Revolving Facility upon its maturity or replace the Preferred Interests, or if we do either or both, whether we will be able to do so on terms that are as favorable as the Revolving Facility or Preferred Interests, respectively. In addition, we will be required to liquidate assets to repay amounts due under the Revolving Facility or the Preferred Interests if we do not renew, extend or replace the Revolving Facility or Preferred Interests prior to their respective maturities.

        Upon the termination of the Revolving Facility, there can be no assurance that we will be able to enter into a replacement facility on terms that are as favorable to us, if at all. We expect that any facility we enter into will likely be on terms less favorable than currently contained in the Revolving Facility. Our ability to replace the Revolving Facility may be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace the Revolving Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

The creditors under the Revolving Facility have a first claim on all of the Company's assets included in the collateral for the Revolving Facility.

        Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred holders. Substantially all of our current assets have been pledged as collateral under the Revolving Facility. If an event of default occurs under the Revolving Facility, the lenders would be permitted to accelerate amounts due under the Revolving Facility and liquidate our assets to pay off amounts owed under the Revolving Facility and limitations would be imposed on us with respect to the purchase or sale of investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase our losses or result in adverse tax consequences.

        In the event of the dissolution of the Operating Company or otherwise, if the proceeds of the Operating Company's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of preferred stock) are insufficient to repay capital invested in us by the holders of the common stock, no other assets will be available for the payment of any deficiency. None of our board of directors, the Advisor, the General Partner or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Company by the holders of common stock. Holders of common stock could experience a total loss of their investment in the Company.

Lenders under the Revolving Facility may have a veto power over the Company's investment policies.

        If a default has occurred under the Revolving Facility, the lenders under the Revolving Facility may veto changes in investment policies. The Revolving Facility also has certain limitations on unusual types of investments such as commodities, real estate and speculative derivatives, which are not part of the Company's investment strategy or policies in any event.

If we incur additional leverage, it will increase the risk of investing in shares of our common stock.

        The Company has indebtedness and the Preferred Interests outstanding pursuant to the Leverage Program and expects, in the future, to borrow additional amounts under the Revolving Facility and may increase the size of the Revolving Facility or enter into other borrowing arrangements.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and preferred dividends. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of leverage at December 31, 2012, which represented borrowings and preferred stock equal to 37.9% of our total assets. On such date, we also had $549.2 million in total assets; an average cost of funds of 0.92%; $208.0 million aggregate principal amount of debt and liquidation preference of the Preferred Interests outstanding; and $316.0 million of total net assets. In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio (Net of Expenses Other than Interest)" is multiplied by the total value of our investment portfolio at December 31, 2012 to obtain an assumed return to us. From this amount, the interest expense and preferred dividends calculated by multiplying the interest rate and dividends of 0.92% by the $208.0 million debt and preferred stock is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at December 31, 2012 to determine the "Corresponding Return to Common Stockholders." Actual interest payments and preferred dividends may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest and Preferred Dividends)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-17%	-9%	-1%	8%	16%

        The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our most recent NAV was calculated as of December 31, 2012 and our NAV when calculated as of any date thereafter may be higher or lower.

        Our most recently estimated NAV per share is $14.71 determined by us as of December 31, 2012. NAV per share as of March 31, 2013, may be higher or lower than $14.71 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our board of directors has not yet determined the fair value of portfolio investments as of any date subsequent to December 31, 2012. Our board of directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Advisor, the Administrator and the audit committee of our board of directors.

Shares of our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, shares of our common stock have traded at a discount to our net asset value. The risk that shares of our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we sell shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        Although we will not offer shares of our common stock pursuant to this prospectus at a discount to our net asset value per share, we are currently seeking stockholder approval at our 2013 annual meeting to authorize us to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see "Description of Securities — Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully acquire your proportionate share of any warrants, options or other rights to subscribe for, convert to, or purchase our common stock that we sell. In addition, in such circumstances, if the price at which we sell such warrants, options or other rights to subscribe for, convert to, or purchase our common stock, together with the exercise price, is less than our net asset value per share, then you will experience dilution of the net asset value of your shares.

        Although we will not offer warrants, options or other rights to subscribe for, convert to, or purchase our common stock pursuant to this prospectus, we are currently seeking stockholder approval at our 2013 annual meeting to authorize us to issue such rights. In the event we issue warrants, options or other rights to subscribe for, convert into, or purchase our common stock, stockholders who do not acquire such rights will own a smaller proportional interest in us than would otherwise be the case. We cannot state precisely the amount of any such dilution in share ownership because we have no current intention of making any such offering and do not know at this time the terms or amount of such rights.

        In addition, if the price at which we sell such warrants, options or other rights to subscribe for, convert to, or purchase our common stock, together with the exercise price, is less than the net asset value per share of our common stock, then our stockholders who do not acquire their proportionate share of such rights will experience dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the price of the warrants, options or other rights to subscribe for, convert into, or purchase our common stock and net asset value per share will be.

The lack of liquidity in substantially all of our investments may adversely affect our business.

        Our investments generally are made and will continue to be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

        The debt and equity investments that we make for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our net asset value could be adversely affected if determinations regarding the fair value of these investments were materially higher than the values ultimately realized upon the disposal of such investments.

We are exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

The Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could adversely impact our investment returns.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts, including for other accounts in which certain holders of our common stock have investments, which we refer to as Other Advisor Accounts. Other Advisor Accounts invest in assets that are also eligible for purchase by us. Our investment policies, fee arrangements and other circumstances may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, the Advisor and its affiliates will allocate investment opportunities pro rata among us and Other Advisor Accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. When our investment allocations are made on a basis other than pro rata our investment performance may be less favorable when compared to the investment performance of Other Advisor Accounts with respect to those investments. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. See "— Risks related to our operations as a BDC — While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us."

        There may be situations in which Other Advisor Accounts and the Company might invest in different securities issued by the same portfolio company. It is possible that if the portfolio company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to the Other Advisor Accounts and the Company in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

        Moreover, the Advisor's investment professionals, its Investment Committee (as defined below), its senior management and employees serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by the Advisor or focused on our business may change in ways that are detrimental to our business.

We have limited operating history as a BDC and, if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective.

        Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Advisor's investment process. Although the Advisor manages closed-end funds with similar restrictions, the 1940 Act imposes numerous constraints on the operations of BDCs. The Advisor's limited experience in operating under these constraints may hinder the Advisor's ability to help us take advantage of attractive investment opportunities and to achieve our investment objectives. For example, BDCs are prohibited from making any nonqualifying investment unless at least 70% of their total assets are primarily in qualifying investments, which are primarily securities of private or thinly-traded U.S. companies (excluding certain financial companies), cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. The Advisor has limited experience investing under these constraints. In addition, the General Partner has limited experience administering a BDC.

The Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us.

        The Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act and other applicable laws, the Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and the Advisor may receive fees and other compensation in connection with structuring investments which they will share.

        The Advisor's management fee is based on a percentage of our total assets (other than cash or cash equivalents) and the Advisor may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur additional debt to increase management fees paid and to recoup the Advisor's payment of half of the sales load in connection with our initial public offering in April 2012.

Our incentive compensation may induce the Advisor to make certain investments, including speculative investments.

        The incentive compensation payable by us to the Advisor and the General Partner may create an incentive for the Advisor to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive compensation payable to the Advisor is determined may encourage the Advisor to increase the use of leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in the offerings pursuant to this prospectus and any related prospectus supplement, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase in the amount of incentive compensation payable to the Advisor with respect to our cumulative investment income. Although the incentive compensation payable to the General Partner or the Advisor is subject to a total return limitation, the Advisor may have some ability to accelerate the realization of gains to obtain incentive compensation earlier than it otherwise would when it may be in our best interests to not yet realize gains. Our directors monitor our use of leverage and the Advisor's management of our investment program in the best interests of our common stockholders.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive compensation to the Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of our management and incentive compensation as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay the Advisor incentive compensation payments in excess of the amounts we would have paid if such compensation was subject to clawback arrangements.

        The Advisor or the General Partner is entitled to incentive compensation for each fiscal quarter after January 1, 2013 in an amount equal to a percentage of our ordinary income (before deducting incentive compensation) since that date and, separately, a percentage of our realized capital gains (net of realized capital losses and unrealized depreciation) since that date, in each case subject to a cumulative total return requirement. If we pay incentive compensation and thereafter experience additional realized capital losses or unrealized capital depreciation such that we would no longer have been required to provide incentive compensation, we will not be able to recover any portion of the incentive compensation previously paid or distributed because our incentive compensation arrangements do not contain any clawback provisions. As a result, the incentive compensation could exceed 20% of our cumulative total return, depending on the timing of unrealized appreciation, net unrealized depreciation and net realized capital losses. For example, part of the incentive compensation payable or distributable by us that relates to our ordinary income is computed on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive compensation will become uncollectible. Similarly, the income component is measured against a total return limitation that includes unrealized gains. Such gains may not be realized or may be realized at a lower amount. Consequently, we may have paid incentive compensation on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against the Advisor or the General Partner.

The General Partner may have certain interests that conflict with the interests of the board of directors in the governance of the Operating Company.

        The General Partner, an affiliate of the Advisor, is responsible for the day-to-day operations of the Operating Company subject to the general supervision of the board of directors including various significant matters such as the issuance of additional classes of securities of the Operating Company and the determination of the timing and amounts of distributions payable by the Operating Company. The decisions of the General Partner with respect to these and other matters may be subject to various conflicts of interest arising out of its relationship with us and its affiliates. The General Partner could be confronted with decisions where it will, directly or indirectly, have an economic incentive to place its interests or the interests of its affiliates above ours.

The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members.

        The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members. If the boards of directors of the Operating Company and the Holding Company consist of different members, the objectives of the boards of directors may differ and decisions regarding the management of the Operating Company may adversely affect the Holding Company.

We are dependent upon senior management personnel of the Advisor for our future success, and if the Advisor is unable to retain qualified personnel or if the Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

        The success of the Company is highly dependent on the financial and managerial expertise of the Advisor. The loss of one or more of the voting members of the Investment Committee could have a material adverse effect on the performance of the Company. Although the Advisor and the voting members of the Investment Committee devote a significant amount of their respective efforts to the Company, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Company's affairs.

The Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The Advisor's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we became subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and, consequently, your interests as a stockholder.

The Advisor can resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        The Advisor has the right, under our investment management agreement, to resign at any time upon not more than 60 days' written notice, whether we have found a replacement or not. If the Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may experience fluctuations in our periodic operating results.

        We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we fail to maintain our status as a business development company, our business and operating flexibility could be significantly reduced.

        We qualify as business development companies under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, BDCs are prohibited from making any unqualifying investments unless at least 70% of their total assets are invested in qualifying investments which are primarily securities of private or thinly-traded U.S. companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, any such failure could cause an event of default under the Leverage Program, which could have a materially adverse effect on our business, financial conditions or results of operations. See "Regulation."

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        In order for the Company to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for reinvestment in common interests of the Operating Company, and treat such amounts as deemed distributions to its stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders and our stockholders will receive a tax credit for such amounts and an increase in basis. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

        As a BDC, we are not able to incur senior securities unless after giving effect thereto we meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred interests, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities and our net asset value or common stock price could decline.

The highly competitive market in which we operate may limit our investment opportunities.

        A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities now invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified over the past several years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

        Our board of directors has the authority to modify or waive our operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Risks related to our investments

We cannot assure you that we will be able to successfully deploy the proceeds of offerings within the timeframe we have contemplated.

        We currently anticipate that a portion of the net proceeds of future offerings will be invested in accordance with our investment objective within six to twelve months following completion of any such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of such future offerings. To the extent we are unable to invest within our contemplated timeframe after the completion of an offering, our investment income, and in turn our results of operations, will likely be adversely affected.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of the offerings.

        We have not yet identified the potential investments for our portfolio that we will purchase following the future offerings pursuant to this prospectus and any related prospectus supplement. The Advisor will select our investments subsequent to the closing of any such offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our investments may be risky, and you could lose all or part of your investment.

        We invest mostly in middle-market companies primarily through leveraged loans.

        Risks Associated with middle-market companies.    Investing in private middle-market companies involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their respective businesses, financial structures or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

        Little public information exists about private middle-market companies, and we expect to rely on the Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern disclosures and financial controls of public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

        Lower Credit Quality Obligations.    Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

        Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

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  increased price sensitivity to a deteriorating economic environment;

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  greater risk of loss due to default or declining credit quality;

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  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

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  if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

        Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

        The secondary market for lower grade debt is unlikely to be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

        Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

        Distressed Debt Securities Risk.    At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

        Payment-in-kind Interest Risk.    Our loans may contain a payment-in-kind, or PIK, interest provision. PIK investments carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults the Company may obtain no return on its investment. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so and in certain cases, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

        Preferred Stock Risk.    To the extent we invest in preferred securities, there are special risks, including:

          Deferral.     Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although we have not yet received such income.

          Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity.     Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

          Limited Voting Rights.    Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

        Equity Security Risk.    We may have exposure to equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

        Hedging Transactions.    We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline.

Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Additionally, engaging in certain hedging transactions could result in adverse tax consequences, e.g. giving rise to income that does not qualify for the 90% annual gross income requirement applicable to RICs.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Over the past several years, the U.S. has been in a prolonged recessionary period followed by slower than historical rates of GDP growth, and it may return to a recessionary period or remain in a period of slow growth. Many other economies are currently in a prolonged recessionary period. Although these conditions have ameliorated to some extent, they could continue for a prolonged period of time or worsen in the future. In addition, several EU countries continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

        We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

        In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        The portfolio companies we invest in usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

        We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies' collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields in the future if capital returned cannot be invested in transactions with equal or greater expected yields.

        Certain of the loans we make are prepayable at any time, some of them of them at no premium to par. We cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for the Company in the future below the current yield disclosed for our portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

        We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments, although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

        Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Risks related to our operations as a BDC

While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us.

        Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities or is managed by the Advisor will generally be our affiliate for purposes of the 1940 Act and we are generally prohibited from participating in certain transactions such as co-investing with, or buying or selling any security from or to, such affiliate, absent the prior approval of our independent directors and, in some cases, of the SEC. However, the Advisor and the funds managed by the Advisor have received an exemption from certain SEC regulations prohibiting transactions with affiliates. The exemptive order requires that certain procedures be followed prior to making an investment subject to the order and such procedures could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. The Advisor may also face conflicts of interest in making investments pursuant to the exemptive order. See "Management of the Company — Exemptive Order" and "— Risks related to our business — We have limited operating history as a BDC, and if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns."

        The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities and from or to certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC (other than certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances relating to the particular transaction. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

        Our business may in the future require a substantial amount of capital in addition to the proceeds of these offerings. We may acquire additional capital from the issuance of additional shares of our common stock or from the additional issuance of senior securities (including debt and preferred stock). However, we may not be able to raise additional capital in the future on favorable terms or at all.

        Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If our common stock trades at a discount to net asset value, those restrictions could adversely affect our ability to raise equity capital. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

        We may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test or any stricter test under the terms of our leverage instruments, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Changes in the laws or regulations governing our business or the business of our portfolio companies, or changes in the interpretations thereof or newly enacted legislation and regulations, and any failure by us or our portfolio companies to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition of us or our portfolio companies.

        We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange in which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The Nasdaq Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

        On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

        As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of December 31, 2012, approximately $45.8 million, or approximately 8.4%, of our total assets were not "qualifying assets." If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from investing in additional non-qualifying assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, we may have to sell the investments at a substantial loss.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

        Although we are currently qualified as a RIC, no assurance can be given that we will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its stockholders, we generally must meet the annual distribution, source-of-income and asset diversification requirements described below. In addition, our Leverage Program prohibits us from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program.

        To qualify as a RIC under the Code, we generally must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to our stockholders on an annual basis. Since we use debt financing and have Preferred Interests outstanding, we are subject to certain asset coverage ratio requirements and other financial covenants under the terms of the Leverage Program, and we are, in some circumstances, also subject to similar requirements under the 1940 Act. The requirements could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we generally must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Matters."

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due in the future, often only at the end of the loan. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are generally included in our taxable income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

        Since we may recognize taxable income before or without receiving cash representing such income, if we invest to a substantial extent in non-cash paying debt instruments we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we are incurring additional expenses that may negatively impact our financial performance and our ability to make distributions. This process results in a diversion of management's time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Risks relating to the offerings pursuant to this prospectus

We may use proceeds of future offerings in a way with which you may not agree.

        We will have significant flexibility in applying the proceeds of the offerings and may use the net proceeds from the offerings in ways with which you may not agree, or for purposes other than those contemplated at the time of such offerings. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of future offerings. Our ability to achieve our investment objective may be limited to the extent that net proceeds of such offerings, pending full investment, are used to pay expenses rather than to make investments.

Our common stock price may be volatile and may fluctuate substantially.

        As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price received may be more or less than the original investment. Net asset value will be reduced immediately following our offering by the amount of the sales load and selling expenses paid by us. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs and closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. This risk of loss associated with this characteristic of BDCs and closed-end management investment companies may be greater for investors who sell their shares in a relatively short period of time after completion of an offering.

        The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  changes in law, regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of key personnel from the Advisor;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

        Our dividends are generally declared in cash and stockholders must "opt in" to our dividend reinvestment plan if they want such shares to be automatically reinvested in shares of our common stock. As a result, our stockholders that do not opt in to our dividend reinvestment plan will experience dilution to their ownership percentage of our common stock over time.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws and certain aspects of our structure could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

        For example, to convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class.

        In addition, the board of directors of the Operating Company is appointed by different procedures than the board of the Holding Company, which could lead to the boards of directors of the Operating Company and the Holding Company having different compositions. Such a difference in composition may further hinder or delay an acquisition proposal.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future transactions and these offerings may limit our ability to use our capital loss carryforwards.

        We have capital loss carryforwards for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards may be used to offset future recognized capital gains. Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an "ownership change" to use its capital loss carryforwards. We do not expect that the offerings will result in an ownership change for Section 382 purposes. However, the offerings will make it more likely that future transactions involving our common stock, including transfers by existing shareholders, could result in such an ownership change. Accordingly, there can be no assurance that an ownership change limiting our ability to use our capital loss carryforwards (and built-in, unrecognized losses, if any) will not occur in the future. Such a limitation would, for any given year, have the effect of potentially increasing the amount of our U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends we would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus, including the "Risks" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  the introduction, withdrawal, success and timing of business initiatives and strategies;

  •
  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  the relative and absolute investment performance and operations of the Advisor;

  •
  the impact of increased competition;

  •
  the impact of future acquisitions and divestitures;

  •
  the unfavorable resolution of legal proceedings;

  •
  our business prospects and the financial condition and prospects of our portfolio companies;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us, the Advisor or our portfolio companies;

  •
  the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings and investments by us;

  •
  the ability of the Advisor to attract and retain highly talented professionals;

  •
  fluctuations in interest rates or foreign currency exchange rates; and

  •
  the impact of changes to tax legislation and, generally, our tax position.

        This prospectus contains, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to repay amounts outstanding under the Revolving Facility (which will increase the funds under the Revolving Facility available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of such remainder of the net proceeds of an offering will be invested in accordance with our investment objective within six to twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

        As of March 28, 2013, we had $70 million outstanding under the Revolving Facility, with advances generally bearing interest at LIBOR plus 0.44%, subject to certain limitations. The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period.

        Pending investments in portfolio companies by the Company, the Company will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See "Regulation — Temporary Investments" and "Management of the Company — Investment Management Agreements."

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of each fiscal year ended since the Company commenced operations and as of December 31, 2012. The senior securities table below has been audited by our independent registered public accounting firm.

Class and Year	Total Amount Outstanding(3)	Asset Coverage Per Unit(4)	Involuntary Liquidating Preference Per Unit(5)	Average Market Value Per Unit(6)
Revolving Facility(1)
Fiscal 2012	$74,000	$7,077	$—	N/A
Fiscal 2011	29,000	13,803	—	N/A
Fiscal 2010	50,000	8,958	—	N/A
Fiscal 2009	75,000	5,893	—	N/A
Fiscal 2008	34,000	10,525	—	N/A
Fiscal 2007	207,000	3,534	—	N/A
Preferred Interests(2)
Fiscal 2012	$134,000	$50,475	$20,079	N/A
Fiscal 2011	134,000	49,251	20,070	N/A
Fiscal 2010	134,000	48,770	20,056	N/A
Fiscal 2009	134,000	42,350	20,055	N/A
Fiscal 2008	134,000	42,343	20,175	N/A
Fiscal 2007	134,000	43,443	20,289	N/A

(1)
The Operating Company entered into the Revolving Facility, pursuant to which amounts may currently be drawn up to $116 million. The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period.

(2)
At December 31, 2012, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests will be subject to mandatory redemption on July 31, 2016.

(3)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(4)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. For the Revolving Facility, the asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for the Preferred Interests is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the sum of senior securities representing indebtedness and the liquidation preference of the Preferred Interests. For the Preferred Interests, the asset coverage ratio with respect to the Preferred Interests is multiplied by their liquidation value of $20,000 plus accrued dividends to determine the Asset Coverage Per Unit.

(5)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(6)
Not applicable because senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

        Our common stock began trading on April 5, 2012 and is currently traded on The Nasdaq Global Select Market under the symbol "TCPC." The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

					Premium (Discount) of High Sales Price to NAV(3)	Premium (Discount) of Low Sales Price to NAV(3)
			Stock Price
							Declared Distributions
	NAV(1)		High(2)	Low(2)
Fiscal year ended December 31, 2012
Second Quarter(4)	$14.70		$14.75	$13.80	0.3%	(6.1)%	$0.34
Third Quarter	14.79		$15.96	$14.23	7.9%	(3.8)%	$0.35
Fourth Quarter	14.71		$15.80	$14.66	7.4%	(0.3)%	$0.40	(5)
Fiscal year ended December 31, 2013
First Quarter (to March 28, 2013)		(6)	$16.16	$14.64%		(6)% (6)	$0.40	(5)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Calculated as of the respective High/Low Stock Price divided by the quarter end NAV.

(4)
From April 5, 2012 (initial public offering) to June 30, 2012.

(5)
Includes a special dividend of $0.05 per share.

(6)
NAV has not yet been finally determined for any day after December 31, 2012.

        On March 28, 2013, the last reported closing price of our common stock was $15.96 per share. As of March 28, 2013 we had 46 stockholders of record. The table below sets forth each class of outstanding securities as of March 28, 2013.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	—	21,478,732

THE COMPANY

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. See "Prospectus Summary — Company History and BDC Conversion" above. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns.

        We have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. Our investment activities are externally managed by the Advisor, a leading investment manager with in excess of $4.5 billion in committed capital under management, approximately 12% of which consists of the Holding Company's committed capital under management as of December 31, 2012, and a primary focus on providing financing to middle-market companies. Additionally, the Holding Company expects that it will continue to seek to qualify as a RIC under Subchapter M of the Code.

Investment Portfolio

        At December 31, 2012, our existing investment portfolio consisted of debt and equity positions in 54 portfolio companies valued at approximately $517.7 million. Debt positions represented approximately 93% of the total portfolio fair value and had a weighted-average effective yield and yield to maturity of approximately 11.3% and 11.6%, respectively. For purposes of this prospectus, references to "yield to maturity" assume that debt investments in our portfolio as of a certain date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par upon maturity. At December 31, 2012, the weighted-average remaining term of our debt investments was approximately 4.7 years. At December 31, 2012, the average investment size in our existing portfolio by issuer was $9.6 million. As of December 31, 2012, approximately 7.9% of our total assets consisted of distressed debt investments, none of which were delinquent, non-performing or in default. Equity positions represented approximately 7% of the total fair value of our investment portfolio. See "— Investment Strategy" for more information.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2012.

Investment by Industry	Investment by Asset Type

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by the Advisor. The Advisor is a leading investment manager (including specialty lending to middle-market companies). The Advisor is a Delaware limited liability company and is registered as an investment advisor under the Advisers Act. As of December 31, 2012, the Advisor had in excess of $4.5 billion in committed capital under management, approximately 12% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by approximately 45 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. The Advisor was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz and its predecessor entity, formed by the same individuals, commenced operations in 1996. The three founders along with David J. Adler, David A. Hollander, Michael E. Leitner, Philip M. Tseng and Rajneesh Vig constitute the Advisor's active partners, or the Advisor Partners. The Advisor Partners have significant industry experience, including experience investing in middle-market companies. Together, the Advisor Partners have invested approximately $11.0 billion in over 250 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. We refer to the products that employ these strategies within the Advisor's platform as the Opportunity Funds. We believe the Advisor Partners' investment perspectives, complementary skills, and collective investment experience provides the Advisor with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, the Advisor is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that the Advisor has a proven long-term track record of positive performance, notwithstanding some periods during which losses were incurred, of sourcing deals, originating loans and successfully investing in middle-market companies, and that the relationships of its investment professionals are integral to the Advisor's success. The Advisor's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, the Advisor's structure includes both a board of advisors and a group of Senior Executive Advisors, a team comprised of approximately 20 current and former executives from a variety of industries, which extends the reach of the Advisor's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of the Advisor, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        Since the beginning of 2011, the Advisor executed in its Opportunity Funds over $980 million in direct origination leveraged loans primarily to middle-market companies, of which over $313 million was for our account. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on the Advisor's established track record of origination and participation in the original syndication of approximately $4.3 billion of leveraged loans to 85 companies since 1999, of which we invested over $830 million in 53 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower. Such security interests may provide either a priority claim to the specific collateral securing the investment or a junior claim to such collateral after the holders of the senior claim have been repaid but prior to any payments to holders of unsecured debt.

        We anticipate our investments will generally range from $10 million to $35 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Our typical investments are in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We focus primarily on U.S. companies where we believe the Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where the Advisor sees an attractive risk reward profile due to macroeconomic trends and the Advisor's existing industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board governance rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While we do not expect to undertake a material focus on distressed investments, we believe that the Advisor's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of the Advisor.    The Advisor's principals and professionals have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of the Advisor's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. The Advisor's advantages include:

  •
  Significant investment expertise in over 30 different industry sectors;

  •
  Track record of leveraged loan originations or participations in original syndications of approximately $4.3 billion to 85 companies since 1999, of which we invested over $830 million in 53 companies;

  •
  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

  •
  In-house legal expertise with significant experience protecting creditor rights;

  •
  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

  •
  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that the Advisor employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, competitors, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). The Advisor's professionals supplement in-house expertise with industry experts, including the Advisor's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by the Advisor's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through the Advisor's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to the Advisor's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews also help to inform the Advisor's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through the Advisor we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of the Advisor have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of the Advisor's Board of Advisors and Senior Executive Advisors. Additionally, the Advisor's track record as a provider of middle-market financing means that it is often the first or an early call on new deal opportunities. Since inception, the Advisor has originated or participated in the original syndication of approximately $4.3 billion of newly issued loans to 85 companies since 1999, of which we invested over $830 million in 53 companies. The Advisor has closed transactions with more than 35 different private equity sponsors. The Advisor is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. The Advisor's in-depth industry knowledge and ability to diligence complex situations thoroughly and in a timely fashion helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that our existing $250 million Leverage Program (defined below), combined with capital from recent monetizations, will provide us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Leverage Program is comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2014, subject to extension by the lenders at the request of the Operating Company for one 12-month period, which we refer to as the Revolving Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The Revolving Facility was entered into on July 31, 2006 with certain lenders and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. We refer to the Revolving Facility and the Preferred Interests collectively as the Leverage Program. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. For the purpose of the Revolving Facility, LIBOR means the one-month U.S. dollar deposits which appears on the Telerate Page 3750 as of 11:00 a.m. (London time) on the date the rate is to be determined or as otherwise may be determined pursuant to the Revolving Facility if such rate does not appear on the Telerate Page 3750. The lenders also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. The weighted-average financing rate on the Leverage Program at December 31, 2012 was 0.96%. As preferred shareholders the lenders have the right under the 1940 Act to elect two directors of the Operating Company.

Market opportunity

        We believe that the Advisor has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, we believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. This situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period of 2006 to 2008, far in excess of the amount of equity they invested. According to Pitchbook, from 2006 to May 2012 there was approximately $432 billion of uninvested capital raised by private equity funds from U.S. investors. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2012 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

 Maturity Profile of Leveraged Debt
(in billions)

Source: Standard & Poor's Leveraged Commentary & Data

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

 Average Discounted Spread of Leveraged Loans

      Source: Standard & Poor's Leveraged Commentary & Data and S&P/LSTA Leveraged Loan Index

        Furthermore, during most of the time since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more readily, creating stronger protections against a subsequent downturn.

Equity Contributions	Purchase Price Breakdown

Middle Market Defined as Issuers with EBITDA of $50 Million or Less Source: Standard & Poor's Leveraged Commentary & Data

Investment Process

        The Advisor's investment process is designed to maximize its strategic advantages: a strong brand name as a specialty lender to the middle-market, and diverse in-house expertise and skills. The Advisor seeks out opportunities by conducting a rigorous and disciplined investment process that combines the following characteristics:

Deal Sourcing

        As a leading middle-market corporate debt investment manager with a 15-year history and in excess of $4.5 billion in capital commitments as of December 31, 2012, approximately 12% of which consists of the Holding Company's committed capital, the Advisor is active in new deal financing opportunities in the middle-market segment. However, we believe that the Advisor's real deal flow advantage comes from the proprietary network of established relationships of its investment professionals and synergies among its professionals and portfolio companies. Members of the Advisor's Investment Committee for the Company, or the Investment Committee, have long-term relationships with deal sources including investment bankers, restructuring professionals, bankruptcy attorneys, senior lenders, high yield bond specialists, research analysts, accountants, fund management teams, the Advisor's Advisory Board, Senior Executive Advisors, board members of former clients, former colleagues and other operating professionals to facilitate deal flow. The Investment Committee is currently comprised of six voting members (Todd R. Gerch, Mark K. Holdsworth, Michael Leitner, Howard M. Levkowitz, Michael E. Tennenbaum and Rajneesh Vig). In total, the Investment Committee consists of approximately 25 members from the Advisor, of which approximately 19 are non-voting members. The number of voting and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of the Advisor. All members of the Investment Committee attend investment meetings and are encouraged to participate in discussions. In addition, members of the Investment Committee have relationships with other investors, including insurance companies, bond funds, mezzanine funds, private equity funds, hedge funds and other funds which invest in similar assets. Further, the Advisor regularly calls on both active and recently retired senior executives from the relevant industries to assist with the due diligence of potential investments. Historically, these relationships with retired senior executives have also been a valuable source of transactions and information. The Advisor anticipates that they will continue to provide future opportunities. We believe the Advisor's strong relationships with its portfolio companies facilitate positive word-of-mouth recommendations to other companies seeking the Advisor's expertise. The Advisor's relationships often result in the ability to access investment opportunities earlier than many of its competitors and in some cases an exclusive basis.

Due Diligence Process

        The foundation of the Advisor's investment process is intensive investment research and analysis by its experienced staff of investment professionals. The Advisor's senior professionals have worked together for numerous years and we believe that they have a superior level of credit investing knowledge relative to other credit investors. The Advisor supplements its in-house knowledge with industry experts, including CEO/CFO-level executives, with direct management experience in the industries under consideration. The Advisor prefers these industry experts to consultants because of the practical business advice that comes from having managed businesses. The Advisor rigorously and comprehensively analyzes issuers of securities of interest. The process includes a quantitative and qualitative assessment of the issuer's business, an evaluation of its management, an analysis of the business strategy and industry trends, and an in-depth examination of the company's capital structure, financial results and projections. The Advisor's due diligence process includes:

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  an assessment of the outlook for the industry and general macroeconomic trends;

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  discussions with issuer management and other industry executives, including the assessment of management/board strengths and weaknesses;

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  an analysis of the fundamental asset values and the enterprise value of the issuer;

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  review of the issuer's key assets, core competencies, competitive advantages, historical and projected financial statements, capitalization, financial flexibility, debt amortization requirements, and tax, environmental, legal and regulatory contingencies;

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  review of the issuer's existing credit documents, including credit agreements, indentures, intercreditor agreements, and security agreements; and

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  review of documents governing the issuer, including charter, by-laws, and key contracts.

Structuring Originations

        As an early non-bank participant in the leveraged loan market, we believe that loan origination is a core competency of the Advisor. Supplementing industry deal teams' experience and competency, the Advisor has six professionals (including investment professionals) with legal experience, two of whom have a quarter-century each of relevant experience in secured credit. Deal teams work with the Advisor's in-house legal specialists and outside counsel to structure over-collateralized loans with what we believe to be strong creditor protections and contractual controls over borrower operations. In many cases, the Advisor works to obtain contractual governance rights and board seats to protect principal and maximize post-investment returns. Deals usually include upfront fees and/or equity participations through warrants or direct equity stakes.

Trading and Secondary Market Purchases

        A key element in maximizing investment returns in secondary purchases is buying and selling investments at the best available prices. The Advisor has a dedicated trading staff for both the highly specialized traded loan market and for high-yield bonds. Through its trading operations, the Advisor maintains its established relationships with a network of broker-dealers in the debt securities markets. These relationships provide the Advisor with access to the trading dynamics of existing or potential investments and assist it in effectively executing transactions. These relationships may also lead to the early identification of potential investment opportunities for the Company.

Portfolio Management & Monitoring

        The Advisor actively monitors the financial performance of its portfolio companies and market developments. This constant monitoring permits the Advisor to update position risk assessments, seek to address potential problems early, refine exit plans, and make follow-on investment decisions quickly. We view active portfolio monitoring as a vital part of our investment process.

        We consider board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that seeks to ensure compliance with these standards and that is used as a tool by the Investment Committee to assess investment performance relative to plan.

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  Deal teams maintain contact with portfolio company management through regularly scheduled and ad hoc conference calls and onsite visits.

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  Deal teams review portfolio company progress relative to plan and pre-determined performance benchmarks.

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  Adverse or unexpected developments, as well as consequential routine updates, are reported to the Investment Committee and thoroughly discussed at regularly scheduled weekly meetings. If merited, the Investment Committee will hold ad hoc meetings as necessary to address urgent issues.

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  Deal teams, with Investment Committee approval, encourage portfolio company managers to catalyze events to monetize holdings for greater return, or where needed, corrective actions to address shortfalls to plan or benchmarks.

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  All existing portfolio holdings are formally reviewed in detail by the entire Investment Committee once per quarter at the Advisor's quarterly portfolio review.

Investment Committee and Decision Process

        The Advisor's investment process is organized around the Investment Committee that provides for a centralized, repeatable decision process. The Investment Committee meets weekly and, with respect to each fund advised by the Advisor, certain members of the Investment Committee are voting members. The Investment Committee has six voting members: Todd R. Gerch, Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Michael E. Tennenbaum and Rajneesh Vig. Approval by a simple majority vote of the voting members of the Investment Committee for each respective fund is required for the purchase or sale of any investment, with certain de-minimis exceptions. No voting member has veto power. The Advisor's investment process is designed to maximize risk-adjusted returns and preserve downside protection.

Investment Structure

        Once we determine that a prospective portfolio company is suitable for a direct investment, we work with the management of that company and its other capital providers, including senior and junior lenders, and equity holders, to structure an investment. We negotiate among these parties to agree on how our investment is expected to be structured relative to the other capital in the portfolio company's capital structure.

Leveraged Loans

        We structure our investments primarily as secured leveraged loans. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans generally have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests.

High-Yield Securities

        The Company's portfolio currently includes high-yield securities and the Company may invest in high-yield securities in the future. High-yield securities have historically experienced greater default rates than has been the case for investment grade securities and are generally rated below investment grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor and are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. The Company's portfolio also includes mezzanine investments which are generally unsecured and rated below investment grade. Mezzanine investments of the type in which the Company invests in are primarily privately negotiated subordinated debt securities often issued in connection with leveraged transactions, such as management buyouts, acquisitions, re-financings, recapitalizations and later stage growth capital financings, and are generally accompanied by related equity participation features such as options, warrants, preferred and common stock. In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

Warrants, Options and Minority Equity

        In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, if a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a "put," or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Distressed Debt

        The Company's portfolio currently includes distressed debt investments and the Company is authorized to continue to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. As of December 31, 2012, none of the Operating Company's debt investments were in non-accrual status. Such debt investments were largely acquired through secondary market purchases and often led to the receipt of additional equity positions as part of in- or out-of-court debt-for-equity exchanges. The Company does not anticipate distressed debt to be a significant part of its ongoing investment strategy. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Opportunistic Investments

        Opportunistic investments may include, but are not limited to, investments in debt securities of all kinds and at all levels of the capital structure and may include equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as CLO funds and debt of middle-market companies located outside the United States. We do not intend such investments to be our primary focus.

        We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

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  selecting investments that we believe have a very low probability of loss.

        We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Managerial assistance

        As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse the General Partner as our Administrator for its allocated costs in providing such assistance subject to review and approval by our board of directors. The Advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

        Our primary competitors to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405. The Advisor furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

        We, the Operating Company, the General Partner and the Advisor are currently party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will have a material adverse impact on the financial condition or results of operations of the Holding Company, the Operating Company, the General Partner or the Advisor.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the selected financial data appearing elsewhere in this prospectus and our financial statements and notes thereto, which are incorporated by reference into this prospectus and the SAI.

Overview

        We are a Delaware corporation originally formed as a Delaware limited liability company on July 17, 2006 and converted into a Delaware corporation on April 2, 2012 and are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of leveraged middle market companies. We invest primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, we may make equity investments directly.

        Investment operations are conducted in the Operating Company, a Delaware Limited Partnership, of which we own 100% of the common limited partner interests. The Operating Company has also elected to be treated as a BDC under the 1940 Act. The General Partner of the Operating Company is SVOF/MM, LLC, which also serves as our and the Operating Company's Administrator. The managing member of General Partner is the Advisor, which serves as the investment manager to both the Company and the Operating Company. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

        We have elected to be treated as RIC for U.S. federal income tax purposes. As a RIC, we will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Operating Company has elected to be treated as a partnership for U.S. federal income tax purposes.

        On April 2, 2012, Special Value Continuation Fund, LLC ("SVCF") converted from a limited liability company to a corporation, leaving the Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the surviving entity and the Operating Company became a wholly owned subsidiary of the Company.

        On April 3, 2012, the Company priced its initial public offering, selling 5,750,000 shares of its common stock at a public offering price of $14.75 per share.

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

  Investments

        Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies, public U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, public domestic operating companies having a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We are also permitted to make certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

  Revenues

        We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

  Expenses

        Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive compensation, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive compensation remunerates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement with SVOF/MM, LLC (the "Administrator") provides that the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to us under the administration agreement, as well as any costs and expenses incurred by the Administrator or its affiliates relating to any non-investment advisory, administrative or operating services provided by the Administrator or its affiliates to us. We also bear all other costs and expenses of our operations and transactions (and the Holding Company's common stockholders indirectly bear all of the costs and expenses of the Holding Company and the Operating Company), which may include those relating to:

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  our organization;

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  calculating our net asset value (including the cost and expenses of any independent valuation firms);

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  interest payable on debt, if any, incurred to finance our investments;

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  costs of future offerings of our common stock and other securities, if any;

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  the base management fee and any incentive compensation;

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  dividends and distributions on our preferred shares, if any, and common shares;

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  following conversion to a BDC, administration fees payable under the administration agreement;

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  fees payable to third parties relating to, or associated with, making investments;

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  transfer agent and custodial fees;

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  registration fees;

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  listing fees;

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  taxes;

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  director fees and expenses;

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  costs of preparing and filing reports or other documents with the SEC;

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  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

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  our fidelity bond;

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  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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  indemnification payments;

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  direct costs and expenses of administration, including audit and legal costs; and

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  all other expenses reasonably incurred by us and the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        The investment management agreements provide that the base management fee is calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. The base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The base management fee for any partial quarter is appropriately pro-rated.

        Additionally, the investment management agreements and the Amended and Restated Limited Partnership Agreement provide that the Advisor or its affiliates may be entitled to incentive compensation under certain circumstances. No incentive compensation was incurred prior to January 1, 2013. The incentive compensation is calculated as the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation initially is payable by making an equity allocation to the General Partner by the Operating Company pursuant to the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, it would be paid pursuant to the investment management agreement between us and the Advisor. The determination of incentive compensation is subject to limitations under the 1940 Act and the Advisers Act.

Critical accounting policies

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

  Valuation of portfolio investments

        We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker dealers or market makers. However, short term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by our board of directors. Because a readily available market value for many of the investments in our portfolio is often not available, we value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

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  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our board of directors.

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  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

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  The board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee of the board of directors.

        However, smaller investments aggregating less than 5% of our total capitalization may be valued at fair value as determined in good faith by the board of directors based on valuations provided by the Advisor without the employment of an independent valuation firm.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1 — Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2 — Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3 — Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        As of December 31, 2012, 0.2% of our investments were categorized as Level 1, 19.1% were categorized as Level 2, 79.0% were Level 3 investments valued based on valuations by independent third party sources, and 1.7% were Level 3 investments valued based on valuations by the Advisor.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

  Revenue recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis to the extent that such amounts are determined to be collectible. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain of our debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires that we consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, we recognize discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Partnership receives principal payments on a loan in an amount in excess of the loan's amortized cost, it records the excess principal payments as interest income.

  Net realized gains or losses and net change in unrealized appreciation or depreciation

        We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and investment activity

  December 31, 2012

        During the year ended December 31, 2012, we invested approximately $359.0 million, consisting of $287.4 million across 28 new portfolio companies and $71.6 million across 14 existing portfolio companies. Of these investments, 98% were senior secured debt comprised of senior loans ($312.6 million, or 87% of the total) and senior secured notes ($40.3 million, or 11% of the total). The remaining $6.1 million (2% of the total) of new investments were in unsecured debt and equity securities. Additionally, we received approximately $211.2 million in proceeds from sales or repayments of investments during year ended December 31, 2012.

        At December 31, 2012, our investment portfolio of $517.7 million (at fair value) consisted of 54 portfolio companies and was invested 93% in debt investments, of which 96% was in senior secured debt and 4% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 77% in senior secured loans, 12% in senior secured notes, 4% in unsecured or subordinated debt, and 7% in equity investments. Our average portfolio company investment at fair value was approximately $9.6 million. Our largest portfolio company investment by value was approximately $19.4 million and our five largest portfolio company investments by value comprised approximately 17% of our portfolio at December 31, 2012. At December 31, 2011, our investment portfolio of $379.0 million (at fair value) consisted of 41 portfolio companies and was invested 48% in senior secured loans, 24% in senior secured notes, 9% in unsecured or subordinated debt, and 19% in equity investments. Our average portfolio company investment at amortized cost was approximately $11.6 million. Our largest portfolio company investment by value was approximately $48.3 million and our five largest portfolio company investments by value comprised approximately 33% of our portfolio at December 31, 2011.

        The industry composition of our portfolio at fair value at December 31, 2012 was as follows:

Industry	Percent of Total Investments
Software Publishers	8.8%
Gaming Industries	5.8%
Scheduled Air Transportation	5.1%
Radio and Television Broadcasting	4.8%
Wired Telecommunications Carriers	4.2%
Business Support Services	3.8%
Full-Service Restaurants	3.5%
Electric Power Generation, Transmission and Distribution	3.5%
Equipment Rental and Leasing	3.4%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	3.3%
Other Electrical Equipment and Component Manufacturing	3.1%
Nonferrous Metal Production and Processing	3.0%
Scientific Research and Development Services	3.0%
Motion Picture and Video Industries	2.9%
Grocery Stores	2.7%
Semiconductor and Other Electronic Component Manufacturing	2.7%
Metal and Mineral (except Petroleum) Merchant Wholesalers	2.6%
Wireless Telecommunications	2.6%
Architectural, Engineering, and Related Services	2.5%
Motor Vehicle Parts Manufacturing	2.5%
Electronic Shopping	2.4%
Other Professional, Scientific, and Technical Services	2.3%
Other Amusement and Recreation Industries	2.2%
Promoters of Performing Arts, Sports, and Similar Events	2.1%
Retail	2.0%
Nondepository Credit Intermediation	1.9%
Computer Equipment Manufacturing	1.8%
Artificial Synthetic Fibers and Filaments Manufacturing	1.8%
Data Processing, Hosting, and Related Services	1.6%
Petroleum and Coal Products Manufacturing	1.6%
Pharmaceutical and Medicine Manufacturing	1.6%
Iron and Steel Mills and Ferroalloy Manufacturing	1.3%
Other	3.6%

Total	100.0%

        The weighted average effective yield of the debt securities in our portfolio was 11.3% at December 31, 2012 and 11.9% at December 31, 2011. The weighted effective yields on our senior debt and other debt investments were 11.4% and 9.9%, respectively, at December 31, 2012, versus 11.6% and 15.9% at December 31, 2011.

        At December 31, 2012, 63.8% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 36.2% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 95.6% at December 31, 2012. At December 31, 2011, 33% of our debt investments bore interest based on floating rates and 67% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 60% at December 31, 2011.

  December 31, 2011

        During the year ended December 31, 2011, we invested approximately $171.8 million across nine new and 16 existing portfolio companies. These investments consisted primarily of senior secured loans and bonds ($145.9 million, or 85% of the total), equity securities ($17.6 million, or 10%) and unsecured or subordinated debt securities ($8.3 million, or 5%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $216.9 million during the year ended December 31, 2011. During the year ended December 31, 2010, we invested approximately $262.8 million across 20 new and 14 existing portfolio companies. These investments consisted primarily of senior secured loans and bonds ($244.9 million, or 93% of the total), equity securities ($2.9 million, or 1%) and unsecured or subordinated debt securities ($15.0 million, or 6%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $192.4 million during the year ended December 31, 2010.

        At December 31, 2011, our investment portfolio of $379.0 million (at fair value) consisted of 41 portfolio companies and was invested 48% in senior secured loans, 24% in senior secured notes, 9% in unsecured or subordinated debt, and 19% in equity investments. Our average portfolio company investment at amortized cost was approximately $11.6 million at December 31, 2011. Our largest portfolio company investment by value was approximately $48.3 million and our five largest portfolio company investments by value comprised approximately 33% of our portfolio at December 31, 2011. At December 31, 2010, our investment portfolio of $453.0 million (at fair value) consisted of 44 portfolio companies and was invested 39% in senior secured loans, 8% in unsecured or subordinated debt, 25% in senior secured notes and 28% in equity investments. Our average portfolio company investment at amortized cost was approximately $11.2 million at December 31, 2010. Our largest portfolio company investment by value was approximately $47.5 million and our five largest portfolio company investments by value comprised approximately 38% of our portfolio at December 31, 2010.

        The weighted average yield to maturity of the debt and income producing equity securities in our portfolio was 14.1% at December 31, 2011 and 13.1% at December 31, 2010. The weighted average yields to maturity on our senior secured debt and other debt investments were 13.8% and 19.4%, respectively, at December 31, 2011, versus 11.9% and 22.1% at December 31, 2010. Yields exclude common equity investments and preferred equity investments with no stated dividend rate.

        At December 31, 2011, 33% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 67% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 60% at December 31, 2011. At December 31, 2010, 36% of our debt investments bore interest based on floating rates and 64% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 36% at December 31, 2010.

Results of operations

        Results of operations for the year ended December 31, 2012 are not directly comparable to the year ended December 31, 2011, since 2011 reflects a portfolio prior to the Conversion with different investment objectives.

  Investment income

        Investment income totaled $52.2 million and $54.9 million, respectively, for the years ended December 31, 2012 and 2011, of which $49.3 million and $42.1 million were attributable to interest and fees on our debt investments, $1.8 million and $10.6 million to dividends from equity securities and $1.1 million and $2.1 million to other income, respectively. The decrease in investment income in the year ended December 31, 2012 compared to the year ended December 31, 2011 reflects significant dividends received from two equity positions in the year ended December 31, 2011 totaling $10.6 million compared to receipt of $1.8 million in dividends from one equity investment in the year ended December 31, 2012, partially offset by an increase in interest income due to the larger investment portfolio and the higher percentage of the portfolio in income-producing assets in the year ended December 31, 2012 compared to the year ended December 31, 2011.

  Expenses

        Net expenses for the years ended December 31, 2012 and 2011 were $10.4 million and $9.2 million, respectively, which consisted of $6.9 million and $6.8 million in base management fees, $1.2 million and $0.3 million in legal and professional fees, $0.2 million and $0.3 million in interest expense and fees related to the Revolving Facility, $0.4 million and $0.4 million in amortization of debt issuance costs, and $1.7 million and $1.4 million in other expenses, respectively. No incentive compensation was paid during the years ended December 31, 2012 and 2011. The increase in expenses in the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects $0.4 million in professional fees relating to the Conversion and an overall increase in ongoing professional fees subsequent to the Conversion.

  Net investment income

        Net investment income was $40.3 million and $45.6 million respectively, for the years ended December 31, 2012 and 2011. The decrease in in net investment income in the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects the decrease in dividend income, the increase in professional fees and other expenses, and the excise tax expense, partially offset by the increase in interest and other income in the year ended December 31, 2012.

  Net realized and unrealized gain or loss

        Net realized gains (losses) for the years ended December 31, 2012 and 2011 were $(16.0) million and $18.1 million, respectively. The net realized losses during the year ended December 31, 2012 were due a charge of $33.8 million on the Bulgaria Telecom restructuring, $29.3 million of which were previously included in unrealized losses and a reorganization charge on one other debt investment of $(5.5) million, partially offset by a gain of $17.0 million from the sale of International Wire Group Holdings, Inc. equity, and net gains of $6.3 million primarily from three debt investments. For the years ended December 31, 2012 and 2011, the change in net unrealized appreciation or depreciation was $3.2 million and $(57.0) million, respectively.

  Income tax expense, including excise tax

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income. For the year ended December 31, 2012, an expense of $1.5 million was recorded for U.S. federal excise tax. There was no U.S. federal excise tax recorded for the year ended December 31, 2011.

  Dividends to preferred equityholders

        Dividends on the Preferred Interests for the years ended December 31, 2012 and 2011 were $1.6 million and $1.5 million, respectively, as average LIBOR rates for the two periods were similar.

  Net increase in net assets resulting from operations

        The net increase in net assets resulting from operations was $25.9 million and $5.2 million for the years ended December 31, 2012 and 2011, respectively. The increased amount in the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects a lower net realized and unrealized loss, partially offset by the decrease in dividend income.

  Results comparisons are for the years ended December 31, 2012, 2011, and 2010.

  Investment income

        Investment income totaled $52.2 million, $54.9 million and $47.8 million, respectively, for the years ended December 31, 2012, 2011 and 2010, of which $49.3 million, $42.1 million and $32.4 million were attributable to interest and fees on our debt investments, $1.8 million, $10.6 million and $13.5 million to dividends from equity securities, $0.0 million, $0.0 million and $0.0 million to interest earned on short-term investments and cash equivalents, and $1.1 million, $2.1 million and $1.8 million to other income, respectively. The increase in investment income in 2011 compared to 2010 primarily reflects an increase in the average size of our portfolio during 2011 and an increase in current yield during the year. Total investments at fair value and their cost were $517.7 million and $609.1 million at December 31, 2012, compared to $379.0 million and $473.8 million at December 31, 2011, and $453.0 million and $490.9 million at December 31, 2010, respectively. Three-month LIBOR averaged 0.43% during the year ended December 31, 2012, compared to 0.34% during the year ended December 31, 2011, and 0.34% during the year ended December 31, 2010.

  Expenses

        Net expenses (including any taxes) for the years ended December 31, 2012, 2011 and 2010 were $10.4 million, $9.2 million and $8.9 million, respectively, which consisted of $6.9 million for 2012 and $6.8 million for 2011 and 2010, respectively, in base management fees, $0.2 million, $0.3 million and $0.5 million, respectively, in interest expense and fees related to the Revolving Facility, $1.2 million, $0.3 million and $0.5 million in legal and professional fees, respectively, $0.4 million each year in amortization of debt issuance costs and $1.7 million, $1.4 million and $0.7 million in other expenses, respectively. No incentive compensation was paid during the years ended December 31, 2012, 2011 or 2010.

  Net investment income

        Net investment income was $40.3 million, $45.6 million and $38.9 million respectively, for the years ended December 31, 2012, 2011 and 2010. As noted above, the decrease in in net investment income in 2012 compared to 2011 primarily reflects the decrease in dividend income, the increase in professional fees and other expenses, and the excise tax expense, partially offset by the increase in interest and other income in 2012. The increase in net investment income in 2011 compared to 2010 primarily reflects the increase in the average size of our portfolio during 2011 and the increase in current yield during the year.

  Net realized and unrealized gain or loss

        Net realized gains (losses) for the years ended December 31, 2012, 2011 and 2010 were $(16.0) million, $18.1 million and $18.7 million, respectively. For the years ended December 31, 2012, 2011 and 2010, the change in net unrealized appreciation or depreciation was $3.2 million, $(57.0) million and $12.9 million, respectively. Net realized and unrealized losses during 2011 were primarily a result of fair market value markdowns resulting from turmoil in the capital markets primarily during the third quarter of 2011. Net realized and unrealized gains during 2010 were primarily a result of reversals of prior years' unrealized depreciation and improved capital market conditions.

  Dividends to preferred equityholders

        Dividends on the Preferred Interests for the years ended December 31, 2012, 2011 and 2010 were $1.6 million, $1.5 million and $1.5 million, respectively. The average LIBOR rate was relatively stable during 2012, 2011 and most of 2010; accordingly, there were no significant changes in dividends paid.

  Net increase in net assets resulting from operations

        The net increase in net assets resulting from operations was $25.9 million, $5.2 million and $69.0 million for the years ended December 31, 2012, 2011 and 2010 respectively. As noted above, the increased amount in 2012 compared to 2011 primarily reflects a lower net realized and unrealized loss, partially offset by the decrease in dividend income. The smaller increase in 2011 compared to 2010 primarily reflects the negative change in net unrealized appreciation or depreciation.

Liquidity and capital resources

        Since our inception, our liquidity and capital resources have been generated primarily through the initial private placement of common shares of Special Value Continuation Fund, LLC (our predecessor entity), which were subsequently converted to common stock of the Holding Company, net proceeds from our initial public offering and the Leverage Program, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary uses of cash have been investments in portfolio companies, cash distributions to our equity holders, payments to service our Leverage Program and other general corporate purposes.

        Net cash used in operating activities during the year ended December 31, 2012 was $88.4 million. Our primary use of cash in operating activities during this period consisted of settlements of investment acquisitions (net of dispositions) of $145.0 million, partially offset by net investment income (net of non-cash income) of approximately $56.6 million.

        Net cash provided by financing activities was $95.6 million during the year ended December 31, 2012, consisting primarily of $81.0 million of net proceeds from our initial public offering, reduced by $28.8 million of dividends on common equity, $1.5 million of dividends on the Preferred Interests, and $45.0 million of net draws under the Revolving Facility.

        At December 31, 2012, we had $18.0 million in cash and cash equivalents.

        The Revolving Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. At December 31, 2012, we had $74.0 million drawn and outstanding under the Revolving Facility, with an additional $42.0 million available to us, subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum shareholders' equity, the maintenance of ratios of not less than 300% of total assets (less total liabilities other than indebtedness) to total indebtedness and not less than 200% of total assets (less total liabilities other than indebtedness) to the sum of total preferred equity and indebtedness, and restrictions on certain payments and issuance of debt. Economic conditions, like those that began in 2007 and which continued through 2011, may result in a decrease in the value of our investments, which would affect both the asset coverage ratios and the value of the collateral securing the Revolving Facility, and may therefore impact our ability to borrow under the Revolving Facility. See "Risks — Risks related to our Business — In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations." At December 31, 2012, we were in compliance with all financial and operational covenants required by the Revolving Facility.

        Economic conditions, like those that began in 2007 and continued through 2011, while creating attractive opportunities for us, may decrease liquidity and raise the cost of capital generally, which could limit our ability to renew, extend or replace the Leverage Program on terms as favorable as are currently included therein. If we are unable to renew, extend or replace the Leverage Program upon its maturity, we expect to have sufficient funds to repay the outstanding balance in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Economic conditions, like those that began in 2007 and which have continued, may limit our ability to raise capital or the ability of the companies in which we invest to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. See "Risks — Risks related to our business — The Revolving Facility matures in July 2014 and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Revolving Facility or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders."

        Challenges in the market are intensified for us by certain regulatory limitations under the Code and the 1940 Act. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments may make it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. While we anticipate being able to continue to satisfy all covenants and repay the outstanding balance under the Leverage Program when due, there can be no assurance that we will be able to do so, which could lead to an event of default. See "Risks — Risks related to our business — In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations."

Contractual obligations

        The Revolving Facility is a senior secured revolving credit facility with certain lenders pursuant to which amounts may be drawn up to $116 million. The Revolving Facility matures on July 31, 2014, and may be extended at our option for one 12-month period. At December 31, 2012, $74 million in advances were outstanding under the Revolving Facility, all of which were short-term draws of less than one year.

        We have also entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement is equal to a percentage of the value of our gross assets (excluding cash and cash equivalents) and an incentive compensation, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, and may include rent and our allocable portion of the cost of certain of our officers and their respective staffs. We are responsible for reimbursing the Advisor for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Funds and any portfolio investments, as applicable. The Advisor is not responsible for any of the foregoing expenses and such services are not investment advisory services under the 1940 Act. Either party may terminate each of the investment management agreement and administration agreement without penalty upon not less than 60 days' written notice to the other.

Distributions

        Our quarterly distributions, if any, are determined under guidelines established by our board of directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. Distributions declared by the Company since July 2006 (inception of operations) to the date of the Conversion are set out in the table below. Changes in investment focus, expense levels and other factors may have an effect on the amount of distributions we pay in the future. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

        The distribution amounts per share outstanding for distributions prior to the Conversion on April 2, 2012, are calculated based on the 418,955.777 shares outstanding, which were initially issued at $1,000 per share. Distribution amounts per share outstanding for distributions subsequent to the Conversion are calculated based on 21,475,635 shares outstanding after the Conversion and the initial public offering on April 4, 2012.

Distribution Amount Per Share Outstanding Prior to the Conversion		Distribution Amount Per Share Outstanding After the Conversion		Record Date	Pay Date
$11.08				9/30/2006	11/1/2006
34.37				12/31/2006	1/26/2007
26.76				3/31/2007	4/2/2007
74.16				6/30/2007	7/2/2007
21.51				9/30/2007	10/9/2007
71.05	*			12/31/2007	12/28/2007
9.55				6/30/2008	7/9/2008
9.55				10/1/2008	10/8/2008
9.55				7/1/2009	7/8/2009
11.93				9/14/2009	10/1/2009
8.35				12/22/2009	1/5/2010
6.44				12/30/2009	1/29/2010
7.16				3/26/2010	4/15/2010
16.71				6/21/2010	7/1/2010
19.10				9/20/2010	10/4/2010
31.03				12/27/2010	1/6/2011
15.99				12/27/2010	1/31/2011
17.90				3/23/2011	4/7/2011
19.10				6/20/2011	6/30/2011
19.10				9/21/2011	9/30/2011
19.10				12/21/2011	12/30/2011
12.89				3/9/2012	4/3/2012
		0.34		6/15/2012	6/29/2012
		0.35		9/14/2012	9/28/2012
		0.40	**	12/17/2012	12/31/2012
		0.40	**	3/18/2013	3/29/2013

*
$5.72 of the $71.05 per share distribution was a return of capital.

**
Includes a special dividend of $0.05 per share.

        Tax characteristics of all dividends are reported to stockholders on Form 1099-DIV or Form 1042-S after the end of the calendar year.

        We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  •
  98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year; and

  •
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

        We have adopted an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Related Parties

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Each of the Holding Company and the Operating Company have entered into an investment management agreement with the Advisor.

  •
  The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

  •
  We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

  •
  Pursuant to its limited partnership agreement, the general partner of the Operating Company is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and the general partners or managing member of certain other funds managed by the Advisor.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described above. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. See "Risks — Risks related to our business — We have limited operating history as a BDC, and if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns" and "Risks — Risks related to our operations as a BDC — While our ability to enter into transactions with our affiliates will be restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us."

Recent Developments

        From January 1, 2013 through March 28, 2013, the Company has invested approximately $39.6 million in four senior secured loans and one senior secured note with an effective yield of approximately 10.3%.

        On March 29, 2013, the Company paid a first quarter cash dividend of $0.35 per share and a special dividend of $0.05 per share to stockholders of record as of the close of business on March 18, 2013.

        Effective March 15, 2013 Rajneesh Vig assumed the role of Chief Operating Officer from Todd Gerch in connection with the opening of our New York Office. Mr. Vig will also continue to serve in his current roles as President of the Company and a Managing Partner of the Advisor. Mr. Gerch will continue to serve in his current role as a Managing Director of the Advisor.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates. At December 31, 2012, 63.8% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At December 31, 2012, the percentage of our floating rate debt investments that bore interest based on an interest rate floor was 95.6%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        Based on our December 31, 2012 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

	Impact on
Basis Point Change	Interest income	Interest Expense	Net Income(1)
Up 300 basis points	$6,043,091	$(6,240,000)	$(196,909)
Up 200 basis points	$2,904,624	$(4,160,000)	$(1,255,376)
Up 100 basis points	$324,264	$(2,080,000)	$(1,755,736)
Down 100 basis points	$(52,239)	$1,464,600	$1,412,361
Down 200 basis points	$(52,239)	$1,464,600	$1,412,361
Down 300 basis points	$(52,239)	$1,464,600	$1,412,361

(1)
Impact on Net Income equals impact on Interest Income less impact on Interest Expense.

INVESTMENT PORTFOLIO

        The following is a listing of each portfolio company investment, together referred to as our investment portfolio, at December 31, 2012. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options.

        On December 31, 2012, our board of directors valued our investment portfolio at fair value as determined in good faith using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. For more information relating to our investments, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Debt Investments
Bank Debt(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 6.75%, 1.25% LIBOR Floor, due 4/3/18	507 Prudential Road, Horsham, PA 19044	$1,916,252	1,882,302	1,925,239
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/3/18	507 Prudential Road, Horsham, PA 19044	$14,976,011	14,493,414	14,953,547

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services			16,375,716	16,878,786
Business Support Services
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	100 Carillon Parkway St. Petersburg, FL 33716	$19,878,935	18,821,586	19,193,112
Computer Equipment Manufacturing
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5%, 1.5% LIBOR Floor, due 12/1/18	301 Constitution Drive Menlo Park, CA 94025	$10,000,000	9,621,530	9,550,000

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Electric Power Generation, Transmission and Distribution
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 9/14/18	4100 Spring Valley Road, Suite 1001, Dallas, TX 75244	$11,070,172	10,910,286	11,263,900
Astoria Generating Company Acquisitions, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	300 Atlantic Street 5th Floor Stanford, CT 06901	$7,000,000	6,727,929	7,040,845

Total Electric Power Generation, Transmission and Distribution			17,638,215	18,304,745
Electronic Shopping
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	2711 Centerville Road, Suite 400, Wilmington, DE 19808	$11,382,687	10,869,637	11,422,526
Equipment Rental and Leasing
Sky Funding AMR Lease Portfolio, Senior Subordinated 1st Lien Term Loan, 10%, due 9/6/16 — (Ireland)	65, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg	$17,000,000	16,412,490	17,595,000
Financial Investment Activities
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	1200 17th Street, Suite 1600, Denver, CO 80202	$11,281,905	14,205,420	5,753,772
Full-Service Restaurants
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	$5,106,805	5,106,805	5,106,805
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/21/16(2)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	$3,759,156	3,759,156	3,759,156
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12%, Cash + 7% PIK, due 3/21/16(2)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	$6,258,122	6,258,122	6,258,122
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	$1,976,470	1,922,118	1,976,470

Total Full-Service Restaurants			17,046,201	17,100,553

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Gaming Industries
Golden Gaming, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7% Cash + 1% PIK, 2% LIBOR Floor, due 3/1/16	8650 W Tropicana Ave, Las Vegas, NV 89147	$15,975,628	15,600,947	15,735,993
AGS LLC, 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	3333 New Hyde Park Road New Hyde Park, NY 11042	$13,269,231	12,781,083	13,395,288
AGS LLC, DDTL 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	3333 New Hyde Park Road New Hyde Park, NY 11042	$865,385	796,154	881,827

Total Gaming Industries			29,178,184	30,013,108
Grocery Stores
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	22402 S. Basha Road, Chandler, AZ 85248	$13,461,182	13,461,182	13,797,711
Insurance Related Activities
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 7/26/19	6722 Orangethorpe Ave. Suite 200, Buena Park, CA 90620	$5,600,000	5,490,103	5,590,676
Iron and Steel Mills and Ferroalloy Manufacturing
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	105 West Street, Sault Ste. Marie, Ontario, Canada	$6,581,231	6,464,979	6,537,367
Motion Picture and Video Industries
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	650 Madison Avenue, New York, NY 10022	$9,462,231	9,362,125	8,220,313
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	650 Madison Avenue, New York, NY 10022	$7,569,785	7,488,038	6,964,202

Total Motion Picture and Video Industries			16,850,163	15,184,515
Motor Vehicle Parts Manufacturing
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/21/17	28059 Center Oaks Court, Wixom, MI 48393	$12,935,000	12,938,292	12,902,663

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Other Amusement and Recreation Industries
Intrawest Cayman L.P., 1st Lien Term Loan, LIBOR + 5.75%, 1.25% LIBOR Floor, due 12/4/17 — (Cayman Islands)	1621 18th Street Suite 300 Denver, CO 80202	$1,250,000	1,231,250	1,257,813
Intrawest Cayman L.P., 2nd Lien Term Loan, LIBOR + 9.5%, 1.25% LIBOR Floor, due 12/4/18 — (Cayman Islands)	1621 18th Street Suite 300 Denver, CO 80202	$10,250,000	9,993,750	10,250,000

Total Other Amusement and Recreation Industries			11,225,000	11,507,813
Other Electrical Equipment and Component Manufacturing
Palladium Energy, Inc., Term Loan, LIBOR + 9%, 1% LIBOR Floor, due 12/21/17	335 Edison Way Reno, NV 89502	$16,500,317	16,170,991	16,219,812
Other Professional, Scientific, and Technical Services
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 7/15/19	950 East Paces Ferry Road, Suite 2850, Atlanta, GA 30326	$12,000,000	11,808,454	12,157,500
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/17	14567 North Outer Forty Suite 500 Chesterfield, MO 63017	$8,522,741	8,277,159	8,416,206
Pharmaceutical and Medicine Manufacturing
Pharmaceutical Research Associates, Inc., 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 6/10/19	4130 ParkLake Avenue Suite 400 Raleigh, NC 27612	$8,000,000	7,840,000	8,085,000
Promoters of Performing Arts, Sports, and Similar Events
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50%, 1.25% LIBOR Floor, due 12/7/18	300 Conshohocken State Rd Suite 770, West Conshohocken, PA 19428	$11,000,000	10,792,091	11,055,000

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Radio and Television Broadcasting
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6.5%, 1.5% LIBOR Floor, due 8/10/17	3030 Andrita Street, Los Angeles, CA 90065	$7,940,000	7,802,595	8,039,250
Granite Broadcasting Corporation, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25%, 1.25% LIBOR Floor, due 5/23/18	767 Third Avenue — 34th Floor New York, NY 10017	$9,950,000	9,719,719	9,974,875
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% Cash + 4% PIK,2% LIBOR Floor, due 8/3/16	3415 University Avenue, St. Paul, MN 55114	$6,806,343	6,421,282	6,523,880

Total Radio and Television Broadcasting			23,943,596	24,538,005
Retail
Kenneth Cole Productions, Inc. Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.60%, 1% FLOOR, due 9/25/17	603 West 50th Street, New York, NY 10019	$10,000,000	9,717,763	10,200,000
Scheduled Air Transportation
Delta Air Lines, Inc., Aircraft Secured Mortgage (N913DL), 8%, due 3/15/17(2)	1030 Delta Boulevard Atlanta, GA 30320	$366,557	366,557	367,370
Delta Air Lines, Inc., Aircraft Secured Mortgage (N918DL), 8%, due 8/15/18(2)	1030 Delta Boulevard Atlanta, GA 30320	$456,613	456,613	454,580
Delta Air Lines, Inc., Aircraft Secured Mortgage (N954DL), 8%, due 3/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$593,200	593,200	597,720
Delta Air Lines, Inc., Aircraft Secured Mortgage (N955DL), 8%, due 6/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$609,107	609,107	612,000
Delta Air Lines, Inc., Aircraft Secured Mortgage (N956DL), 8%, due 5/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$609,360	609,360	612,850
Delta Air Lines, Inc., Aircraft Secured Mortgage (N957DL), 8%, due 6/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$614,434	614,434	617,440
Delta Air Lines, Inc., Aircraft Secured Mortgage (N959DL), 8%, due 7/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$619,468	619,468	622,030
Delta Air Lines, Inc., Aircraft Secured Mortgage (N960DL), 8%, due 10/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$639,631	639,631	640,730
Delta Air Lines, Inc., Aircraft Secured Mortgage (N961DL), 8%, due 8/20/19(2)	1030 Delta Boulevard Atlanta, GA 30320	$635,009	635,009	636,990
Delta Air Lines, Inc., Aircraft Secured Mortgage (N976DL), 8%, due 2/15/18(2)	1030 Delta Boulevard Atlanta, GA 30320	$474,007	474,007	473,280

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$410,410	410,410	548,340
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$414,343	414,343	556,225
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 9/29/14(2)	77 West Wacker Drive, Chicago, IL 60601	$251,941	251,941	277,780
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 8/29/15(2)	77 West Wacker Drive, Chicago, IL 60601	$377,925	377,925	436,810
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	77 West Wacker Drive, Chicago, IL 60601	$486,501	486,501	653,220
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 2/28/16(2)	77 West Wacker Drive, Chicago, IL 60601	$3,707,430	3,707,430	4,264,148
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(2)	77 West Wacker Drive, Chicago, IL 60601	$3,849,284	3,849,284	4,351,424

Total Scheduled Air Transportation			15,115,220	16,722,937
Semiconductor and Other Electronic Component Manufacturing
Isola USA Coporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR FLOOR, due 9/25/15	3100 W. Ray Road Chandler, AZ 85226	$14,000,000	13,975,000	14,000,000
Software Publishers
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 10/4/18	650 Massachusetts Avenue N.W., 6th Floor, Washington, DC 20001	$2,671,613	2,457,884	2,705,008
Deltek Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75%, 1.25% LIBOR Floor, due 10/10/19	2291 Wood Oak Drive Herndon, VA 20171	$15,000,000	14,781,719	15,275,025
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 5/8/19	5600 W 83rd Street, Suite 300, Bloomington, MN, 55437	$15,000,000	14,717,168	14,831,250
SumTotalSystems, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 5/13/19	2850 NW 43rd Street Suite 150, Gainesville, FL 32606 USA	$7,600,000	7,449,234	7,524,000

The TriZetto Group, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.25% LIBOR Floor, due 3/28/19	6061 South Willow Drive, Suite 310, Denver, Co 80111	$5,000,000	4,927,523	4,979,175

Total Software Publishers			44,333,528	45,314,458

Investment	Company Address	Principal Amount	Cost	Fair Value (in U.S. $)	Percent of Class
Support Activities for Mining
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	1001 Woodloch Forest Drive, Suite 610 The Woodlands, TX 77380	$228,803	228,803	228,803
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	1001 Woodloch Forest Drive, Suite 610 The Woodlands, TX 77380	$80,543	80,543	80,543

Total Support Activities for Mining			309,346	309,346
Wired Telecommunications Carriers
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan, EURIBOR + 5.5%, due 11/9/17 (Bulgaria)(4)	115 I, Tsarigradsko Chaussee Blvd. Sofia, 1784, Bulgaria	€3,262,515	3,525,355	3,744,685
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	$8,477,489	8,070,172	8,518,096
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 — (Luxembourg)(4)	115 I, Tsarigradsko Chaussee Blvd. Sofia, 1784, Bulgaria	€980,713	1,059,723	1,125,653

Total Wired Telecommunications Carrier			12,655,250	13,388,434
Wireless Telecommunications Carriers
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 8.9%, due 10/9/12 — (Canada)	48 Yonge Street, Suite 1200 Toronto, ON M5E1G6 Canada	$3,037,292	2,933,872	3,000,845
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	1250 North Arlington Heights Road Itasca, IL 60143	$10,168,765	9,762,014	10,270,452

Total Wireless Telecommunications			12,695,886	13,271,297

Total Bank Debt			404,232,982	405,010,342

Other Corporate Debt Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	7 Kripes Rd., East Granby, CT 06026	$7,209,840	7,209,840	7,134,137
Artificial, Engineering, and Related Services
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	2556 Wagener Road, Aiken, SC 29801	$18,536,000	15,172,634	9,221,660

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Data Processing, Hosting, and Related Services
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	1 State Street, 21st Floor, New York, NY 10004	$6,958,697	6,820,215	7,167,458
Metal and Mineral (except Petroleum) Merchant Wholesalers
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5)	13 West 54th Street Suite 4D, New York, NY, 10019-5422	$12,500,000	12,322,875	13,296,875
Nondepository Credit Intermediation
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19(5)	GAM Tower, Caparra Hills 2 Tabonuco Street, Suite 303 Guaynabo, PR 00968	$10,000,000	9,803,494	10,037,500
Nonferrous Metal Production and Processing
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17(2),(5)	12 Masonic Avenue, Camden, NY 13316	$15,000,000	15,000,000	15,450,000
Scientific Research and Development Services
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	297 Kingsbury Grade Suite 10, Lake Tahoe, NV 89449	$17,110,000	16,446,295	15,484,550
Total Other Corporate Debt Securities			82,775,353	77,792,180

Total Debt Investments			487,008,335	482,802,522

Equity Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(3),(5)	7 Kripes Rd., East Granby, CT 06026	20,297	2,249,930	3,643,088	22.20%
ESP Holdings, Inc., Common Stock(2),(3),(5)	7 Kripes Rd., East Granby, CT 06026	88,670	9,311,782	2,263,124	21.89%

Total Architectural, Engineering, and Related Services			11,561,712	5,906,212
Business Support Services
STG-Fairway Holdings, LLC, Class A Units(3),(5)	100 Carillon Parkway, St. Petersburg, FL 33716	80,396	1,100,348	241,188	0.86%
Data Processing, Hosting, and Related Services
Anacomp, Inc., Class A Common Stock(3),(5),(6)	15378 Avenue of Science, San Diego, CA 92128	1,255,527	26,711,048	1,255,527	33.99%
Depository Credit Intermediation
Doral Financial Corporation, Common Stock(3)	1451 Franklin D. Roosevelt Ave., San Juan, PR 00920	1,077,795	11,699,417	780,431	0.85%
Electric Power Generation, Transmission and Distribution
La Paloma Generating Company, Residual Bank Debt Claim(3),(5)	Park 80 West, 250 Pehle Avenue, Suite 105, Saddle Brook, NJ 07663	1,830,453	1,574,284	51,253	0.00%

Investment	Company Address	Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Electronic Shopping
Shop Holding, LLC, Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, DE 19808	490,037	462,576	915,198	0.60%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, DE 19808	326,691	—	283,346	0.60%

Total Electronic Shopping			462,576	1,198,544
Financial Investment Activities
Marsico Holdings, LLC, Common Interest Units(3),(5)	1200 17th Street, Suite 1600, Denver, CO 80202	168,698	172,694	84,349	0.57%
Full-Service Restaurants
RM Holdco, LLC, Membership Units(2),(3),(5)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	13,161,000	2,010,777	849,478	10.12%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC, Class C Membership Interests(3),(5)	90 Matawan Road, Suite 203, Matawan, NJ 07747	33	1,396	21,317	0.04%
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC, Membership Units(2),(5)	5850 Mercury Drive, Suite 250, Dearborn, MI 48126	1,312,720	—	2,730,458	13.13%
Radio and Television Broadcasting
SiTV, Inc. Warrants to Purchase Common Stock	3415 University Avenue, St. Paul, MN 55114	233,470	300,322	336,197	0.00%
Other Amusement and Recreation Industries
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	8700 West Bryn Mawr Ave., Chicago, IL 60631	6,058	45,186,963	27,746	0.01%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	8700 West Bryn Mawr Ave., Chicago, IL 60631	10,924	—	1	0.00%

Total Other Amusement and Recreation Industries			45,186,963	27,747
Scheduled Air Transportation
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N913DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	466	113,899	111,520	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N918DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	433	130,664	120,530	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N954DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	421	161,952	113,390	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N955DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	417	164,481	160,650	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N956DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	418	164,726	163,200	100.00%

Investment	Company Address	Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N957DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	417	165,755	163,880	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N959DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	416	166,778	164,390	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N960DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	412	171,075	169,660	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N961DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	415	170,315	171,360	100.00%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N976DL)(5),(6)	1030 Delta Boulevard Atlanta, GA 30320	442	136,326	83,300	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5)	77 West Wacker Drive Chicago, IL 60601	43	151,759	479,682	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5)	77 West Wacker Drive, Chicago, IL 60601	43	148,561	473,761	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5)	77 West Wacker Drive, Chicago, IL 60601	62	298,394	624,746	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5)	77 West Wacker Drive, Chicago, IL 60601	52	267,249	616,897	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5)	77 West Wacker Drive, Chicago, IL 60601	43	167,806	583,391	100.00%
United N659UA-767, LLC (N659UA)(5),(6)	77 West Wacker Drive, Chicago, IL 60601	312	1,773,072	2,771,428	100.00%
United N661UA-767, LLC (N661UA)(5),(6)	77 West Wacker Drive, Chicago, IL 60601	303	1,759,997	2,789,809	100.00%

Total Scheduled Air Transportation			6,112,809	9,761,594
Semiconductor and Other Electronic Component Manufacturing
AIP/IS Holdings, LLC, Membership Units(3),(5)	9660 SW Herman Road, Tualatin, OR 97062	352	—	68,922	3.40%
Support Activities for Mining
DeepOcean Group Holdin BV, Common Stock — (Norway)(3),(5)	Stoltenberggt. 1, Postboks 2144, Postterminalen, 5504, Haugesund, Norway	145,824	3,477,627	3,255,535	0.73%

Investment	Company Address	Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Wired Telecommunications Carriers
Integra Telecom, Inc., Common Stock(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	1,274,522	8,433,884	5,038,718	1.27%
Integra Telecom, Inc., Warrants(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	346,939	19,920	—	1.20%
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5)	115 I, Tsarigradsko Chaussee Blvd. Sofia, 1784, Bulgaria	1,393	3,236,256	3,273,095	0.51%

Total Wired Telecommunications Carriers			11,690,060	8,311,813

Total Equity Securities			122,062,033	34,880,565

Total Investments			609,070,368	517,683,087

Cash and Cash Equivalents
Total Cash and Cash Equivalents				18,035,189

Total Cash and Investments				$535,718,276

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Non-controlled affiliate — as defined under the 1940 Act (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)
Restricted security.

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $359,020,926 and $211,216,033, respectively for the year ended December 31, 2012. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2012 was $507,680,996, or 94.8% of total cash and investments of the Company.

Swaps at December 31, 2012 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$179,364

MANAGEMENT OF THE COMPANY

General

        Our board of directors (who, with our officers, are described in the SAI) has overall responsibility for the management of the Company. The board of directors decides upon matters of general policy and reviews the actions of the Advisor. The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of, and provides investment advisory services to, the Holding Company and the Operating Company. In addition, pursuant to the Amended and Restated Limited Partnership Agreement, the General Partner directs and executes the day-to-day operational activities of the Operating Company.

The Advisor

        The Advisor serves as our investment advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, the Advisor manages the day-to-day operations of, and provides investment advisory and management services to, the Company. For providing these services, the Advisor receives a base management fee and, in addition, the Advisor or the General Partner may receive incentive compensation, as further described below under "— Investment Management Agreements." The address of the Advisor is 2951 28th Street, Suite 1000, Santa Monica, CA 90405.

        Certain employees and affiliates of the Advisor, including the voting members of the Investment Committee, as well as members of the Advisor's Board of Advisors, own an economic interest in the General Partner and receive from the General Partner distributions that equal approximately the amount of any incentive compensation attributable to any common stock owned by such persons. Under the terms of the Amended and Restated Limited Partnership Agreement, distributions of incentive compensation to the General Partner are made prior to any distributions made to holders of our common stock.

Investment Committee

        The persons with the most significant responsibility for the day-to-day management of the Company's portfolio are the Voting Members of the Investment Committee. The Voting Members of the Investment Committee are Todd R. Gerch, Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Michael E. Tennenbaum and Rajneesh Vig. Each of the Voting Members are members of the Investment Committee. Additionally, David A. Hollander and approximately 25 others are non-voting members of the Investment Committee. The number of Voting Members and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of the Advisor.

Voting Members

        Todd R. Gerch:    Mr. Gerch is Chief Operating Officer of the Company. Mr. Gerch has been a Managing Director at the Advisor since 2009 and an investment professional at the Advisor since 2004. Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited since 2010. Mr. Gerch has also been the Chairman of Revere Industries, LLC since 2009. Prior to joining the Advisor, Mr. Gerch worked in the Capital Markets Group of Ares Management where he focused on investments in the gaming/lodging/leisure, aerospace and defense, and automotive industries. He also worked as a generalist in investment banking at Credit Suisse First Boston where he was involved in mergers and acquisitions advisory, restructurings, and equity and debt financings across various industries. Mr. Gerch has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. (high honors) from the University of Notre Dame in Finance and Business Economics.

        Mark K. Holdsworth:    Prior to joining Mr. Tennenbaum in founding the Advisor, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high yield debt securities investment banking firm. He also worked as a generalist in corporate finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm. Mr. Holdsworth currently serves as Chief Executive Officer of certain other Tennenbaum Capital Partners, LLC-advised funds, Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

        Michael E. Leitner:    Prior to joining the Advisor in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications. Prior to that, he served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH. Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan

        Howard M. Levkowitz:    Prior to joining Mr. Tennenbaum in founding the Advisor, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. Mr. Levkowitz serves as President of the Advisor's Opportunity Funds and is Chairman of the Advisor's Management Committee. He has served as a director of both public and private companies. He has also served on a number of formal and informal creditor committees. Mr. Levkowitz serves as Chairman and Chief Executive Officer of the Company. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from The Wharton School, and a J.D. from the University of Southern California.

        Michael E. Tennenbaum:    Prior to founding the Advisor, Mr. Tennenbaum was a senior executive at Bear Stearns Company Inc., where he managed various departments, including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of both public and private companies and charitable institutions, including the Boys & Girls Clubs of America, the Los Angeles World Affairs Council, the Los Angeles Philharmonic Board of Overseers, the UCLA School of Medicine Board of Visitors, the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, the Committee on University Resources (COUR) at Harvard University, the Georgia Institute of Technology Foundation, Inc., and the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. from Harvard Business School.

        Rajneesh Vig:    Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Certain Non-Voting Members

        David Adler:    Prior to joining the Advisor, Mr. Adler worked at Focus Capital Group, where he evaluated potential acquisitions and helped devise strategies for portfolio companies. Prior to that, he worked in the Alternative Investments Group at TCW. He is active in a non-profit organization that mentors and introduces at-risk youth to board sports. Mr. Adler is responsible for sourcing and initiating new investments as well as managing existing investments primarily in the retail, consumer products and oil production service sectors. He received his B.A. with high honors in Business/Economics from UCLA and his M.B.A. from The Wharton School of the University of Pennsylvania. He is a CFA Charterholder.

        David A. Hollander:    Prior to joining the Advisor, Mr. Hollander was an attorney for 16 years at O'Melveny & Myers where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm's private placements and restructurings. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics with highest honors from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School where he was an Associate Editor of the Stanford Law Review.

        Philip M. Tseng:    Prior to joining the Advisor, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown, where he managed equity and debt offerings for telecommunications companies, both emerging and incumbent carriers. Mr. Tseng currently serves as a Director on the boards of First Advantage, Shopzilla Inc., Anacomp, Inc., and also as a Director on the board of the United States Tennis Association (USTA) Southern California section. He received an A.B. in Economics Harvard College and an M.B.A from the Harvard Business School.

        The voting members of the the Advisor Investment Committee for each Other Advisor Account are primarily responsible for the day-to-day management of such other Advisor Account. Messrs. Holdsworth, Leitner, Levkowitz, Vig and Tennenbaum are voting members of the Investment Committee for a majority of the Other Advisor Accounts. Mr. Hollander is a voting member of the Investment Committee for two of the Other Advisor Accounts. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

        Material conflicts of interest that may arise in connection with the Voting Members' management of the Company's investments, on the one hand, and the investments of the Other Advisor Accounts, on the other. See "Risks — Risks related to our business — We have limited operating history as a BDC, and if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns."

        Each Voting Member receives a fixed salary from the Advisor. Additionally, each Voting Member receives fixed periodic distributions from the Advisor. Further, each Voting Member receives periodic pro rata distributions of any profits of the Advisor based on his equity interest therein. Such distributions include performance fees paid to the Advisor by the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships, or the LPs, are paid to the general partner of the LPs, or the GP. Performance allocations from the other pooled investment vehicles are paid to the GP or the Advisor. Each Voting Member receives periodic pro rata distributions of any profits of the GP or the Advisor, based on his equity interests therein and his common equity interest in certain funds managed by the Advisor, including us. Each Voting Member is also eligible for a discretionary bonus paid by the Advisor based on an assessment by the Advisor of the Voting Member's relative contribution to the Advisor's overall activities.

        The dollar range of equity securities in the Company beneficially owned at December 31, 2012 by each person who is a Voting Member is as follows:

Todd R. Gerch	$ 10,001 – $ 50,000
Mark K. Holdsworth	$500,001 – $1,000,000
Michael E. Leitner	$ 50,001 – $ 100,000
Howard M. Levkowitz	Over $1,000,000
Michael E. Tennenbaum	Over $1,000,000
Rajneesh Vig	$100,001 – $ 500,000

Investment Management Agreements

        The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of, and provides investment advisory services to, the Holding Company and the Operating Company. In addition, pursuant to the Amended and Restated Limited Partnership Agreement, the General Partner directs and executes the day-to-day operational activities of the Operating Company. For providing these services, the Advisor receives a base management fee and, in addition, the Advisor or the General Partner may receive incentive compensation.

        The base management fee is currently paid by the Operating Company to the Advisor and the incentive compensation, if any, is paid by the Operating Company to the General Partner or the Advisor. The Holding Company, therefore, indirectly bears these amounts, which are reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reasons incentive compensation is not paid by the Operating Company, such amounts will be paid directly by the Holding Company to the Advisor pursuant to its investment management agreement with the Advisor.

        Under the terms of our investment management agreements, the Advisor:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

        The Advisor's services under the investment management agreements are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

        Pursuant to our investment management agreements, we pay the Advisor compensation for investment advisory and management services consisting of base management compensation and a two-part incentive compensation.

        Management Fee.    The base management fee is calculated at an annual rate of 1.5% of the Holding Company's total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. The base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The base management fee for any partial quarter is appropriately pro rated.

        Incentive Compensation.    We also pay incentive compensation to the Advisor or the General Partner. Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013.

        The incentive compensation is calculated as the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation initially is payable by making an equity allocation to the General Partner under the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reasons incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and the Advisor.

        The incentive compensation has two components, ordinary income and capital gains. Each component will be payable or distributable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as the general partner of the Operating Company, as of the termination date) beginning January 1, 2013 and calculated as follows:

        Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation is subject to a total return limitation. That is, no incentive compensation is to be paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay will not be more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

        Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

        Subject to the above limitation, the capital gains component is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be paid or distributed in full prior to payment or distribution of the ordinary income component.

        Each of the ordinary income and capital gains components of the incentive compensation accrue as a liability for us each time we calculate the amounts we owe the Advisor based on net asset value. Further, for accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive compensation based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each quarter when we determine net asset value. The accrual of this theoretical capital gains incentive compensation assumes all unrealized capital appreciation and depreciation is realized in order to reflect a theoretical capital gains incentive compensation that would be payable to the Advisor at each measurement date. It should be noted that a fee so calculated and accrued would not be payable under the Advisers Act and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Advisor will be consistent with the Advisers Act and the formula reflected in the investment management agreement which specifically excludes consideration of unrealized capital appreciation.

        For purposes of the foregoing computations and the total return limitation, the following definitions apply:

  •
  "cumulative" means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

  •
  "contributed common equity" means the value of net assets attributable to our common stock as of December 31, 2012 plus the proceeds to us of all issuances of common stock less (A) offering costs of any of our securities or leverage facilities, (B) all distributions by us representing a return of capital and (C) the total cost of all repurchases of our common stock by us, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question, in each case as determined on an accrual and consolidated basis.

  •
  "ordinary income before incentive compensation" means our interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) during the period, (i) minus our operating expenses during the period (including the base management fee, expenses payable under the administration agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock), (ii) plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as contributions or distributions in respect of common equity, and (iii) without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

  •
  "total return" means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of the Company for the period, in each case determined on an accrual and consolidated basis.

        If our total return does not exceed the total return limitation, the limitation will not have the effect of eliminating the possibility of paying such incentive compensation, but rather will postpone any incentive compensation until our cumulative annual total return exceeds the 8% threshold. The nature of the total return limitation may also make it easier for the Advisor to earn incentive compensation in higher interest rate environments or if the Funds' net asset value has increased.

Total Return Limitation
(based on cumulative annual total return)

 Percentage of ordinary income and net realized capital gain separately payable at various levels of total return.

        The financial highlights in the notes to our financial statements include a calculation of total return based on the change in the market value of our shares. The financial highlights in the notes to our financial statements may also include a calculation of total return based on the change in our net asset value from period to period. The total return limitation for purposes of the incentive compensation calculations is based on the stated elements of return: ordinary income before incentive compensation, realized capital gain and loss and unrealized capital appreciation and depreciation. It differs from the total return based on the market value or net asset value of our shares in that it is a cumulative measurement that is compared to our daily weighted-average contributed common equity rather than a periodic measurement that is compared to our net asset value or market value, and in that it excludes incentive compensation.

Examples of Incentive Compensation Calculation

Example 1: Income Portion of Incentive Compensation:

Assumptions

  •
  Total return limitation(1) = 8%

  •
  Management fee(2) = 1.5%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 1%

Alternative 1

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 9%

  •
  cumulative annual total return = 7%

  •
  prior ordinary income incentive compensation = 0%

    Cumulative total return does not exceed total return limitation, therefore there is no income incentive compensation.

Alternative 2

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 8.5%

  •
  cumulative annual total return = 9.5%

(1)
Represents 8.0% annualized total return limitation.

(2)
Represents 1.5% annualized management fee, assuming no liabilities.

(3)
Excludes organizational and offering costs.

  •
  prior ordinary income incentive compensation = 0%

    Cumulative ordinary income before incentive compensation is positive and the cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%-8% total return limitation)) + (20% × cumulative total return above 10%)))

      = ((20% × 8.5%) or, if less, ((100% × (9.5%-8%) + (20% × 0%)))

      = 1.7% or, if less, 1.5%

      = 1.5%

Alternative 3

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 15.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 13%

  •
  cumulative annual total return = 18%

  •
  prior ordinary income incentive compensation = 1%

    Cumulative ordinary income before incentive compensation is positive and cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%-8% total return limitation)) + (20% × cumulative total return above 10%))), less income incentive compensation previously paid

      = ((20% × 13%) or, if less, ((100% × (10%-8%) + (20% × (18%-10%)))-1%

      = (2.6% or, if less, ((2% + (20% × 8%)))-1%

      = (2.6% or, if less, (2% + 1.6%))-1%

      = (2.6% or, if less, 3.6%)-1%

      = 1.6%

    Note that due to the priority of capital gains compensation over ordinary income compensation, had the 5%(4) of cumulative unrealized capital gains been realized, the capital gains incentive compensation would have been 1% (i.e. 20% × 5%) and would have reduced ordinary income compensation from 1.6% to 0.6%. Further, if there had been 1.6% or more of prior capital gains compensation, the ordinary income compensation payment would have been zero.

(4)
5% of cumulative unrealized capital gains = 18% cumulative annual total return-13% cumulative ordinary income before incentive compensation

Example 2: Capital Gains Portion of Incentive Compensation:

Alternative 1:

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B").

  •
  Year 2:    Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million. Cumulative annual total return of 40%.

  •
  Year 3:    FMV of Investment B determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 4:    Investment B sold for $31 million. Cumulative annual total return of 10%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $6 million ($6 million = $30 million realized capital gains on sale of Investment A multiplied by 20% and total return limitation satisfied)

  •
  Year 3:    None; no realized capital gains.

  •
  Year 4:    Capital gains incentive compensation of $0.2 million ($31 million cumulative realized capital gains multiplied by 20%, less $6 million of capital gains incentive compensation paid in year 2 and total return limitation satisfied)

Alternative 2

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2:    Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 3:    FMV of Investment B determined to be $27 million and Investment C sold for $30 million. Cumulative annual total return of 7%.

  •
  Year 4:    FMV of Investment B determined to be $35 million. Cumulative annual total return of 20%.

  •
  Year 5:    Investment B sold for $40 million. Cumulative annual total return of 20%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $5 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B, and the total return limitation is satisfied)

  •
  Year 3:    None as the total return limitation is not satisfied

  •
  Year 4:    Capital gains incentive compensation of $2 million ($35 million cumulative realized capital gains (including $5 million of realized capital gains from year 3 at a time when the total return limitation was not satisfied and no cumulative unrealized capital depreciation) multiplied by 20%, less $5 million capital gains incentive compensation paid in year 2, and the total return limitation is satisfied).

  •
  Year 5:    Capital gains incentive compensation of $2 million ($45 million cumulative realized capital gains multiplied by 20%, less $7 million in capital gains incentive compensation paid in years 2 and 4, and the total return limitation is satisfied).

Payment of our expenses

        All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by the Advisor. We bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

  •
  expenses, including travel expense, incurred by the Advisor or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  the costs of this and all future offerings of common stock and other securities, if any;

  •
  the base management fee and any incentive management fee;

  •
  distributions on our shares;

  •
  administration fees payable under our administration agreement;

  •
  transfer agent and custody fees and expenses;

  •
  the allocated costs incurred by the General Partner as our Administrator in providing managerial assistance to those portfolio companies that request it;

  •
  amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

  •
  brokerage fees and commissions;

  •
  registration fees;

  •
  listing fees;

  •
  taxes;

  •
  director fees and expenses;

  •
  costs of preparing and filing reports or other documents with the SEC;

  •
  the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  costs of holding stockholder meetings;

  •
  our fidelity bond;

  •
  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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  litigation, indemnification and other non-recurring or extraordinary expenses;

  •
  direct costs and expenses of administration and operation, including audit and legal costs;

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  dues, fees and charges of any trade association of which we are a member; and

  •
  all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf.

Limitation of liability and indemnification

        The investment management agreements provide that the Advisor and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreements also provide for indemnification by us of the Advisor's members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board and shareholder approval of the investment management agreements

        Our board of directors held an in-person meeting on December 17, 2010, in order to consider and approve our investment management agreements. The investment management agreements were re-approved by the board of directors on April 27, 2012 for an additional one-year term. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the Advisor from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreements; (f) the organizational capability and financial condition of the Advisor and its affiliates; (g) the Advisor's practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers' provision of brokerage and research services to our investment advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

        A majority of our currently existing shareholders have approved our investment management agreements. A discussion regarding the basis for our board of directors' approval of the investment management agreements is available in our consent solicitation statement filed with the SEC on April 8, 2011.

Duration and termination

        The investment management agreements will remain in effect for a period of two years and thereafter from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreements will automatically terminate in the event of its assignment. The investment management agreements may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See "Risks — Risks relating to our business and structure — We are dependent upon senior management personnel of the Advisor for our future success, and if the Advisor is unable to hire and retain qualified personnel or if the Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed."

Administration Agreement

        We have entered into administration agreements with the Administrator, which we refer to as the administration agreement, under which the Administrator provides administrative services to us. The Administrator provides services including, but not limited to, the arrangement for the services of, and the overseeing of, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks, stockholders and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator also makes reports to the boards of its performance of obligations under the administration agreement and furnishes advice and recommendations with respect to such other aspects of our business and affairs that we determine to be desirable. The Administrator is responsible for our financial and other records that are required to be maintained and prepares all reports and other materials required by any agreement or to be filed with the Securities and Exchange Commission or any other regulatory authority, including reports on Forms 8-K, 10-Q and periodic reports to stockholders, determining the amounts available for distribution as dividends and distributions to be paid by us to our stockholders, reviewing and implementing any share purchase programs authorized by the boards and maintaining or overseeing the maintenance of our books and records as required under the 1940 Act, maintaining (or overseeing maintenance by other persons) such other books and records required by law or for our proper operation. For providing these services, facilities and personnel, we reimburse the Administrator for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of overhead under the administration agreement and the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance. From time to time, the Administrator may pay amounts owed by us to third-party providers of goods or services. We subsequently reimburse the Administrator for such amounts paid on our behalf. Although the Administrator has waived these reimbursements through December 31, 2012, it may discontinue such waiver at any time.

DESCRIPTION OF SECURITIES

        The following description is based on relevant portions of the Delaware General Corporation Law, our charter and bylaws and the 1940 Act. This summary is not complete, and we refer you to the Delaware General Corporation Law, our charter and bylaws and the 1940 Act for a more detailed description of the provisions summarized below.

General

        Under the terms of our certificate of incorporation, our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. We will only offer shares of our common stock under this prospectus. When we offer shares of our common stock under this prospectus, we will issue an appropriate prospectus supplement. Our common stock is traded on The Nasdaq Global Select Market under the ticker symbol "TCPC." There are currently no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

        The following are our outstanding classes of securities as of March 28, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—	21,478,732
Preferred Stock	100,000,000	—	—

Common stock

        Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of a plurality of the votes of the shares present in person or represented by proxy at the meeting to elect directors and entitled to vote on the election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. Our common stock is junior to our indebtedness and other liabilities.

        We own 100% of the common limited partner interests in the Operating Company and the Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. We will "pass-through" our votes to our common stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock.

Preferred stock

        Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Long-Term Debt

        We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

        Our certificate of incorporation and bylaws, together with the rules of The Nasdaq Global Select Market, provide that:

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  the board of directors be organized in a single class with all directors standing for election each year

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  directors may be removed by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

  •
  subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

        Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Chief Executive Officer or President.

        Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal the by-laws or adopt new by-laws at any time. Stockholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of 80% of the then outstanding shares.

Limitations of liability and indemnification

        Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

        Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

        In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 80% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

        The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating "a majority of the outstanding voting securities" under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Operating Company

        The Amended and Restated Limited Partnership Agreement provides that the Operating Company is authorized to issue an unlimited number of common interests. The common interests have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the common interests. Each holder of common interests has one vote per common interest held by it on all matters subject to approval by the holders of the common interests. Further, holders of common interests have voting rights on the election of the board of directors of the Operating Company, which will be governed by plurality voting. No person has any liability for obligations of the Operating Company by reason of owning common interests. Holders of outstanding Preferred Interests, voting as a separate class, are entitled to elect two of the Operating Company's directors. The remaining directors are elected by holders of common interests and Preferred Interests, voting together as a single class.

        The rights attached to the Operating Company's common interests are set forth in the Amended and Restated Limited Partnership Agreement. The Amended and Restated Limited Partnership Agreement may be amended by the Operating Company's board of directors without a vote of holders of common interests or Preferred Interests in any manner that does not materially and adversely affect the holders of the common interests or the Preferred Interests, by the affirmative vote of not less than a majority of the common interests and Preferred Interests outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the common interests and the Preferred Interests and by the affirmative vote of not less than a majority of the outstanding common interests or Preferred Interests voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. On any matter as to which the 1940 Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the 1940 Act, the lesser of a majority of the votes of the outstanding voting securities of the Operating Company or the votes of at least 2/3 of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

        The Operating Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the common interests and Preferred Interests.

        The Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. The Holding Company owns 100% of the common limited partner interests in the Operating Company. However, the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and manner as such stockholders vote their common stock. Common stockholders of the Holding Company will be entitled to vote on any matter on which the holders of common interests in the Operating Company are required or requested to vote, through the use of "pass-through" voting, including in respect of the investment management arrangements of the Operating Company. The General Partner, with the approval of the board of directors, may issue additional securities of the Operating Company.

        Pursuant to the Amended and Restated Limited Partnership Agreement, after July 31, 2016, the Operating Company may be dissolved upon approval of 80% of its board of directors and a majority of outstanding partnership interests, subject to any requirements under the 1940 Act. Prior to July 31, 2016, it may be dissolved upon approval of two-thirds of its board of directors and upon approval by interests having at least 75% of the votes of all of the interests outstanding on the record date, voting as a single class except to the extent required by the 1940 Act. On any such matter the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and the same manner as such stockholders vote their shares of the Holding Company.

        SVOF/MM, LLC, an affiliate of the Advisor, serves as the General Partner of the Operating Company. In that capacity, it conducts the day-to-day operations of the Operating Company, including supervision of the Advisor and reporting to the board of directors of the Operating Company.

Leverage Program

Preferred Interests

        At December 31, 2012, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests are redeemable at the option of the Operating Company, subject to certain conditions. Additionally, under certain conditions, the Operating Company may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Operating Company's option. Such conditions would include a failure by the Operating Company to maintain adequate collateral as required by the Revolving Facility or by the Statement of Preferences of the Preferred Interests or a failure by the Operating Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2012, the Operating Company was in full compliance with such requirements. The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations and adjustments.

Revolving Facility

        The Revolving Facility (the terms of which are set forth in the Credit Agreement) is a revolving credit facility of $116 million and is secured by portfolio investments and other assets of the Operating Company. The aggregate amount of borrowings which may be outstanding at any time under the Revolving Facility, however, is limited to a discounted value of the collateral, which we refer to as the Over-Collateralization Test, determined under procedures described in the Credit Agreement. The Credit Agreement requires that the market value of certain investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets exceed the limits set forth therein. If the Over-Collateralization Test is not met, the Operating Company would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Revolving Facility. Through the Over-Collateralization Test, the Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the fund investments.

        The Credit Agreement contains affirmative covenants customary for facilities of this type, including a minimum net worth covenant for the Operating Company. The Credit Agreement also includes, among other negative covenants customary for facilities of this type, prohibitions on other borrowings by the Operating Company and limitations on the ability of the Operating Company to (i) issue equity, (ii) make changes in the Amended and Restated Partnership Agreement that would materially adversely affect the Operating Company, (iii) make material changes to certain other agreements; (iv) make distributions on or repurchases of common and preferred interests; (v) merge or consolidate with other persons; (vi) grant further liens on the collateral securing the Revolving Facility; (vii) enter into hedging and short sale transactions; and (viii) enter into transactions with affiliates.

        The Credit Agreement has various events of default, including a default of the Operating Company in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, any covenants of payment), obligation, warranty or other agreement of the Operating Company contained in the Credit Agreement, the removal of the Advisor pursuant to the terms of the investment management agreements without a replacement investment manager being named within a specified time frame or certain events of bankruptcy, insolvency or reorganization of the Operating Company. In the event of a default under the Credit Agreement, the administrative agent with respect to the Revolving Facility, or the Administrative Agent, will, if directed by the lenders, terminate any additional commitments of the lenders to the Operating Company and the Operating Company would be required to repay principal of and interest on outstanding borrowings under the Revolving Facility to the extent provided in the Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

        In connection with the Revolving Facility, the Operating Company entered into a pledge and intercreditor agreement with the Custodian and the Administrative Agent, or the Pledge Agreement, pursuant to which all or a substantial portion of the assets of the Operating Company have been pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Operating Company under the Revolving Facility and obligations of the Operating Company under certain other agreements, including secured hedging transactions and the Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Pledge Agreement to preserve the rights of the secured parties under the Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Credit Agreement.

        Under the Credit Agreement, we must maintain certain investment restrictions that are fundamental policies applicable to registered investment companies under 1940 Act even if we would not be required to maintain such policies as a business development company. For so long as required pursuant to the Credit Agreement, were are prohibited from:

  (1)
  borrowing money or issuing senior securities, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (2)
  making loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (3)
  underwriting the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of our its own shares or securities of its subsidiaries we may be deemed to be an underwriter;

  (4)
  purchasing real estate or interests therein, except to the extent that as a result of such investments we would not cease to be a regulated investment company under the Code;

  (5)
  purchasing or selling commodities or commodity contracts for any purposes except to the extent permitted by applicable law without us becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

  (6)
  investing more than 25% of our assets in a single industry.

        Notwithstanding the foregoing, if a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from these restrictions.

        The material terms of the Credit Agreement and Statement of Preferences of Preferred Interests are summarized in this prospectus. Prospective investors may also review the complete terms of the Credit Agreement and the Statement of Preferences of the Preferred Interests, copies of which are filed as exhibits to the registration statement of which this prospectus is a part for further detail regarding the extent of subordination of the common stock and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

Description of Potential Issuance of Warrants, Options or other Rights to Subscribe for, Convert to, or Purchase our Common Stock

        Although we are only offering shares of our common stock pursuant to this prospectus, we are seeking the authority from our stockholders at our 2013 annual meeting to issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC to issue warrants, options or other rights to subscribe for or convert to voting securities of the BDC, including by requiring, subject to certain exceptions set forth in the 1940 Act (such as short term rights offerings), that the authority must be approved by the stockholders of the BDC.

        If our stockholders approve this authority any issuances of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

        The terms of such securities, including but not limited to the number of shares of common stock initially covered by such securities, any anti-dilutive adjustment provisions, the period during which and the price and the offer terms on which the rights conveyed by such securities are exercisable, will be determined by our board of directors prior to any issuance. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration will be considered and approved by the board of directors at the time of issuance. Inasmuch we are not offering warrants, options or other rights to subscribe for, convert to or purchase shares of our common stock pursuant to this prospectus, it is impracticable to describe the material terms of any such securities.

        If we publicly offer any warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, the specific terms will be described in a prospectus supplement to the applicable prospectus relating to that issuance. The prospectus supplement will be filed with the SEC. For a complete description of the terms of a particular issuance of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, you should read both the applicable prospectus and the prospectus supplement relating to that particular issuance.

        Conditions to Issuance.    Each issuance of warrants, options or other rights to subscribe for, convert to or purchase shares of common stock that is subject to this authority will comply with Section 61(a) of the 1940 Act. Specifically, for subject issuances, Section 61(a) requires that (i) the exercise or conversion feature of the warrants, options or other rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or other rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or other rights and (iii) the individual issuances of warrants, options or other rights must be approved by a majority of our directors who are not "interested persons" of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders' best interests. If such securities are accompanied by other securities (such as convertible debt or preferred stock where the conversion element is the predominant element of the security or units where warrants, for example, are stapled to debt securities and may not be separately traded) when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

        In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or other rights to subscribe for, convert to, or purchase our common stock that can be issued under the authority provided by this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of such warrants, options or other rights to subscribe for, convert to, or purchase our common stock at the time of issuance may not exceed 25% of our outstanding voting securities.

        Certain Considerations and Risks.    There are potentially dilutive effects of the issuance of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock and the expenses associated with such issuances on the NAV per outstanding share of our common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we, and therefore indirectly our common stockholders, would incur expenses in connection with any such issuance of warrants or convertible debt, as well as the expenses of maintaining and servicing any such outstanding warrants or convertible debt such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. There is no limit to the dilution to the shares of common stock because there is no limit to the amount of growth in our NAV per share and therefore no limit to the amount by which our NAV per share at the time of the exercise would exceed the exercise price of such securities. In the event that we issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock that do not include an adjustment feature for reverse stock splits, and we in fact carry out a reverse stock split, such reverse stock split would increase the potential dilutive effect of the exercise of such rights to holders of our common shares. If approved, there is no limit to the number of offerings of warrants, options or rights to subscribe for, convert to, or purchase our common stock other than the previously described limit in Section 61(a) of the 1940 Act.

Potential Sales Of Common Stock Below Net Asset Value

        We will not offer any shares of our common stock pursuant to this registration statement at a price below our then current NAV per share. However, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below (including, without limitation, that the number of shares sold on any given date does not exceed 25% of our then outstanding common stock immediately prior to such sale). If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date of approval. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV.

  Conditions to Sales Below NAV Per Share

        If our stockholders approve authority for sales of our common stock below our then current NAV per share, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

  •
  a majority of our independent directors and a majority of the Company's directors who have no financial interest in the sale have approved the sale as in our best interests and in the best interests of our stockholders;

  •
  a majority of such Directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, or sales manager or sales managers, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such shares of our common stock or immediately prior to the issuance of such shares of our common stock, that the price at which such shares of our common stock are to be sold is not less than a price which closely approximates the market value of those shares of our common stock, less any underwriting commission or discount, which could be substantial; and

  •
  the number of shares to be sold on any given date pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.

  Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

  Impact on Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur in an actual offering. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The examples assume hypothetically that the issuer has 21,500,000 common shares outstanding, to $550,000,000 in total assets and $234,000,000 in total liabilities. The hypothetical NAV and NAV per share are thus $316,000,000 and $14.70. Using these hypothetical numbers, the chart below illustrates the dilutive effect on Stockholder A of (1) an offering of 1,075,000 shares of common stock (5% of the outstanding shares of common stock) at $13.97 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 2,150,000 shares of common stock (10% of the outstanding shares of common stock) at $13.23 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 5,375,000 shares of common stock (25% of the outstanding shares of common stock) at $11.03 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 5,375,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$14.70		$13.93		$11.61		$—
Net Proceeds per Share to Issuer		$13.97		$13.23		$11.03		$—
Decrease to NAV
Total Shares Outstanding	21,500,000	22,575,000	5.00%	23,650,000	10.00%	26,875,000	25.00%	26,875,000	25.00%
NAV per Share	$14.66	$14.66	(0.25)%	$14.56	(0.92)%	$13.96	(5.01)%	$11.76	(20.01)%
Dilution to Stockholder
Shares Held by Stockholder A	215,000	215,000	—	215,000	—	215,000	—	215,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,160,500	$3,152,499	(0.25)%	$3,131,314	(0.92)%	$3,002,075	(5.01)%	$2,528,000	(20.01)%
Total Investment by Stockholder A (Assumed to be $14.70 per Share)	$3,160,500	$3,160,500		$3,160,500		$3,160,500		$3,160,500
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,001)		$(29,186)		$(158,425)		$(632,5000)
Per Share Amounts
NAV per Share Held by Stockholder A		$14.66		$14.56		$13.96		$11.76
Investment per Share Held by Stockholder A (Assumed to be $14.70 per Share on Shares Held Prior to Sale)	$14.70	$14.70		$14.70		$14.70		$14.70
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.74)		$(2.94)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.25)%		(0.92)%		(5.01)%		(20.01)%

  Impact on Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 26,875 shares, which is 0.50% of the offering rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 80,625 shares, which is 1.5% of the offering rather than its 1.0% proportionate share). NAV has not been finally determined for any day after December 31, 2012. The table below is shown based upon the reported NAV of $14.71 at December 31, 2012. The following example assumes a sale of 5,375,000 shares at a sales price to the public of $11.61 with a 5% underwriting discount and commissions ($11.03 per share net).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$11.61		$11.61
Net Proceeds per Share to Issuer		11.03		11.03
Decrease/Increase to NAV				5,375,000
Total Shares Outstanding	21,500,000	26,875,000	10.00%	26,875,000	10.00%
NAV per Share	$14.70	$13.96	(0.92)%	$13.96	(0.92)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder A	215,000	241,875	12.50%	295,625	37.5%
Percentage Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total NAV Held by Stockholder A	$3,160,500	$3,377,334	6.9%	$4,127,853	30.6%
Total Investment by Stockholder A (Assumed to be $14.70 per Share held Prior to Sale)	$3,160,500	$3,472,391		$4,096,174
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(95,057)		$31,679
NAV per Share Held by Stockholder A		$13.96		$13.96
Investment per Share Held by Stockholder A (Assumed to be $14.70 per Share on Shares Held Prior to Sale)	$14.70	$14.36		$13.86
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.39)		$0.11
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(2.74)%		0.77%

  Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$14.70		$13.93		$11.61		$—
Net Proceeds per Share to Issuer		$13.97		$13.23		$11.03		$—
Decrease to NAV
Total Shares Outstanding	21,500,000	22,575,000	5.00%	23,650,000	10.00%	26,875,000	25.00%	26,875,000	25.00%
NAV per Share	$14.70	$14.66	(0.25)%	$14.56	(0.92)%	$13.96	(5.01)%	$11.76	(20.01)%
Dilution to Stockholder
Shares Held by Stockholder A	—	10,750		21,500		53,750		53,750
Percentage Held by Stockholder A	0.0%	0.05%		0.09%		0.20%		0.20%
Total Asset Values
Total NAV Held by Stockholder A	—	$157,625		$313,131		$750,519		$632,000
Total Investment by Stockholder A (At Price to Public)		$158,025		$299,416		$623,783		$—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(400)		$13,716		$126,736		$632,000
Per Share Amounts
NAV per Share Held by Stockholder A		$14.66		$14.56		$13.96		$11.76
Investment per Share Held by Stockholder A		$14.70		$13.93		$11.61		$—
Appreciation/Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$0.64		$2.36		$11.76
Percentage Appreciation/Dilution to Stockholder A (Appreciation/Dilution per Share Divided by Investment per Share)			(0.25)%		4.58%		20.32%		N/A *

*
In this example, the stockholder will have purchased the shares at a 100% discount. Therefore, such stockholder's percentage appreciation would be infinite.

        The tables above provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of existing stockholders who do and do not participate in such an offering. However, the tables above do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

  Certain Considerations and Risks

        Although we will not sell any shares of our common stock below NAV pursuant to this prospectus, Stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder's interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our board of directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share and the level of offering expenses (which are indirectly borne by stockholders) when considering whether to authorize any such issuance. Our board of directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of ours or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that we may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.

        The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders' holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

        In addition, if we are not successful with the proposal to sell shares of our common stock below our then current NAV, we may utilize a rights offering in order to access the equity markets if we trade below NAV per share. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long marketing period which might result in greater share price erosion.

        The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV.

MATERIAL U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary of material U.S. federal income tax consequences to a stockholder who purchases our common stock pursuant to a future offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

Taxation of the company

        We have elected, and we intend to continue, to qualify to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a "qualified publicly traded partnership" (a "QPTP"); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

        If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

        As a RIC, in any taxable year with respect to which we timely distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the "Annual Distribution Requirement"), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis. To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

  (1)
  at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  (2)
  at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

  (3)
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

        We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

        As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning before December 23, 2010 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before December 23, 2010 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after December 23, 2010 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after December 23, 2010, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Company investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as "good income" for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

        Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

        Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

        Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

        Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

        Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to investors on such income and fees.

Taxation of U.S. stockholders

        For purposes of this discussion, a "U.S. stockholder" (or in this section, a "stockholder") is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to the section "Non-U.S. Stockholders" below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

        Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).

        In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder's income as long-term capital gain and (ii) the stockholder's proportionate share of the corporate tax paid by us.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

        If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

        A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

        For taxable years beginning after December 31, 2012, noncorporate stockholders are, in general, scheduled to become subject to an additional tax on their "net investment income," which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

        We may be required to withhold U.S. federal income tax ("backup withholding"), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        After December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of shares of our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

        Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

        The following discussion only applies to non-U.S. stockholders. A "non-U.S. stockholder" is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

        Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.

        Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2014 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. Unless the provision is renewed, it will not apply to dividends with respect to taxable years beginning after December 31, 2013. Even if the provision is renewed, no assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

        Under certain provisions of the Code and the regulations promulgated thereunder, unless certain non-U.S. persons comply with reporting requirements about their direct and indirect U.S. owners, a 30% withholding tax will be imposed on certain payments, including payments of U.S.-source dividends paid after December 31, 2013 and gross proceeds from the sale of common stock that can produce U.S.-source dividends that are paid after December 31, 2016, to certain non-U.S. financial institutions, investment funds and other non-U.S. persons. Non-U.S. stockholders are encouraged to consult with their tax advisors regarding the possible application of this withholding tax to their investment in our common stock in their individual circumstances.

        Backup Withholding.    A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the reduced maximum rates for qualified dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

PLAN OF DISTRIBUTION

        We may sell shares of our common stock pursuant to this prospectus and a prospectus supplement in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. Any underwriter or agent involved in the offer and sale of shares of our common stock will also be named in the applicable prospectus supplement. Shares of our common stock may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, although we do not intend at-the-market sales of our shares pursuant to this prospectus to exceed $25 million. The prospectus supplement will set forth the terms of the offering of such securities, including:

  •
  the name or names of any underwriters or agents and the amounts of shares of our common stock underwritten or placed by each of them;

  •
  the offering price of the shares of our common stock and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

  •
  any securities exchanges on which the shares of our common stock may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell shares of our common stock under this prospectus and as described in any related prospectus supplement.

        We may use shares of our common stock to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time. The offering price per share of our common stock sold from time to time pursuant to this prospectus less any underwriting commissions or discounts payable by us will not be less than the net asset value per share of our common stock at the time we make such offering.

        If underwriters are used in the sale of any shares of our common stock, shares of our common stock acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Shares of our common stock may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase shares of our common stock will be subject to certain conditions precedent.

        In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our shares of our common stock pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the shares of our common stock as set forth on the cover page of the supplement to this prospectus.

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

        We may sell shares of our common stock through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of shares of our common stock and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell shares of our common stock outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell shares of our common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use shares of our common stock pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge shares of our common stock to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in shares of our common stock or in connection with a simultaneous offering of other shares of our common stock offered by this prospectus or otherwise. Such financial institution or third party in such transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Shares of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, shares of our common stock may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

CUSTODIAN

        Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by the Custodian, the Custodian is entitled to fees as agreed upon from time to time. The address of Wells Fargo Bank, National Association is 9062 Old Annapolis Rd., Columbia, MD 21045-1951.

TRANSFER AGENT

        Wells Fargo Bank, National Association provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of Wells Fargo Bank, National Association is 161 North Concord Exchange, South Saint Paul, MN 55075.

LEGAL MATTERS

        Certain legal matters in connection with the common stock will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, or EY, is our independent registered public accounting firm. The address of EY is 725 South Figueroa Street, Los Angeles, California 90017.

ADDITIONAL INFORMATION

        We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

        We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        We restrict access to nonpublic personal information about our stockholders to the Advisor's employees and advisors with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        An SAI dated as of April 3, 2013, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us at (310) 566-1094. The Table of Contents of the SAI is as follows:

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-17
Determination of Net Asset Value	SAI-18
Dividend Reinvestment Plan	SAI-21
Regulation	SAI-23
Brokerage Allocations and Other Practices	SAI-27
Financial Statements	SAI-28

3,800,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

Deutsche Bank Securities

Raymond James

Keefe, Bruyette & Woods
                          A Stifel Company
RBC Capital Markets

Oppenheimer & Co.

National Securities Corporation

Wunderlich Securities

September 26, 2013

Dated September 26, 2013

 STATEMENT OF ADDITIONAL INFORMATION

        THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE COMPANY MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 74.8% of the combined common and preferred equity interests of the Operating Company as of June 30, 2013. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies. The primary investment focus will be the investment in and origination of leveraged loans to performing middle-market companies. For the purposes of this Statement of Additional Information (the "SAI"), the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had in excess of $4.7 billion in committed capital under management as of June 30, 2013, approximately 15% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

        This SAI does not constitute a prospectus, but should be read in conjunction with the Company's prospectus supplement relating thereto dated September 26, 2013, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Company's shares of common stock, and investors should obtain and read the Company's prospectus prior to purchasing such shares of common stock. A copy of the Company's Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

        This Statement of Additional Information is dated September 26, 2013.

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-18
Determination of Net Asset Value	SAI-19
Dividend Reinvestment Plan	SAI-22
Regulation	SAI-24
Brokerage Allocations and Other Practices	SAI-28
Supplement to Material U.S. Federal Income Tax Matters	SAI-29
Financial Statements	SAI-30

SAI-2

THE COMPANY

     Throughout this SAI, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion described elsewhere in this SAI and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCPC Funding" refers to TCPC Funding I LLC, a Delaware limited liability company;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this SAI uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company and TCPC Funding, on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from the offerings will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this SAI generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and TCPC Funding and not the Holding Company has entered into the Leverage Program (defined below), this SAI generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described in our prospectus dated April 3, 2013 under "Prospectus Summary—Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this SAI, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this SAI gives effect to the Conversion.

        Together, the Advisor Partners have invested approximately $11.9 billion in over 275 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities.

        We refer to the Tennenbaum Capital Partners, LLC-advised funds that invest, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities within the Advisor's platform as the Opportunity Funds.

SAI-3

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns.

        We have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. We expect that our investment activities will continue to be externally managed by the Advisor, a leading investment manager with in excess of $4.7 billion in committed capital from investors ("committed capital") under management, approximately 15% of which consists of the Holding Company's committed capital under management as of June 30, 2013, and a primary focus on providing financing to middle-market companies. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code.

SAI-4

MANAGEMENT OF THE COMPANY

Board of Directors

        Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of five members, three of whom are not "interested persons" of our company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors, consistent with the rules of The Nasdaq Global Select Market. We refer to these individuals as our independent directors. Our board of directors appoints our executive officers, who serve at the discretion of the board of directors. Information regarding our board of directors is as follows:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Independent Directors
Eric J. Draut 2951 28th Street, Suite 1000 Santa Monica, California 90405 1957	Director, Audit Committee Chair, Governance Committee Member and Joint Transactions Committee Member	2014; 2011 to present
			From 2011 to present, Director, Audit Committee Chairman, Governance Committee Member and Joint Transactions Committee Member. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. (renamed Kemper Corporation in 2011). From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010 and again from 2012 to present, Mr. Draut was and is Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to 2012, Mr. Draut was a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to September 2013, Mr. Draut was a Director of Intermec, Inc., where he served as Chairman of the Audit Committee.	2 RICs consisting of 1 Portfolio	None.

SAI-5

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Franklin R. Johnson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Governance Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2014; 2006 to present	Since inception, Director, and from 2011 Chairman of the Governance Committee, Audit Committee Member and Joint Transactions Committee Member. Mr. Johnson currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	2 RICs consisting of 1 Portfolio	Reliance Steel & Aluminum Co. (Metal Distribution)

SAI-6

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Peter E. Schwab 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Audit Committee Member and Joint Transactions Committee Member	2014; 2012 to present	From 2012 to present, Director, and Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclaysamerican Business Credit). He started his career as business development officer at the National Acceptance Company of California.	2 RICs consisting of 1 Portfolio	None.
Interested Directors†
Howard M. Levkowitz 2951 28th Street, Suite 1000 Santa Monica, California 90405 1967	Director and Chief Executive Officer	2014; 2006 to present
			Since inception, Mr. Levkowitz has been a Director and the President of the Company. In 2012, Mr. Levkowitz became Chief Executive Officer and was succeeded as President, a position he held from inception through February 2012, by Rajneesh Vig. Mr. Levkowitz serves as President of six other funds managed by the Advisor, and is Chairman of the Advisor's Management Committee. From 1999 to 2004 he was a Portfolio Manager at the Advisor. From 2005 to present, he has been a Managing Partner at the Advisor.	6 RICs consisting of 4 Portfolios	None.

SAI-7

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Rajneesh Vig 2951 28th Street, Suite 1000 Santa Monica, California 90405 1971	Director; President and Chief Operating Officer	2014; 2012 to present	In 2013, Mr. Vig became the Chief Operating Officer of the Company. In 2012, Mr. Vig became President of the Company. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Since 2007, Mr. Vig has been a Director of Dialogic Inc., and its predecessor entity, Dialogic Corporation.	None.	None.
Executive officers who are not directors
Paul L. Davis 2951 28th Street, Suite 1000 Santa Monica, California 90405 1973	Chief Financial Officer	N/A; 2008 to present
			Mr. Davis has been the Chief Financial Officer of the Company since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at the Advisor; from August 2010 to present, he has been Chief Financial Officer of the Advisor and Mr. Davis is Chief Financial Officer of six other funds managed by the Advisor.	N/A	N/A
Elizabeth Greenwood 2951 28th Street, Suite 1000 Santa Monica, California 90405 1963	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer
			Ms. Greenwood became Secretary of the Company in 2007 and Chief Compliance Officer of the Company in 2008. From 2005 to 2006, she was General Counsel and Chief Compliance Officer at Strome Investment Management, LLC; from 2007 to 2008, she was Associate General Counsel at the Advisor; from 2008 to present, she has been General Counsel of the Advisor; from August 2008 to present, she has been Chief Compliance Officer of the Advisor and Ms. Greenwood is Secretary and Chief Compliance Officer of six other funds managed by the Advisor.	N/A	N/A

*
For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the Funds. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

SAI-8

**
Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

†
Messrs. Levkowitz and Vig are "interested persons" (as defined in the 1940 Act) of the Company by virtue of their current positions with the Advisor.

Biographical information

        The board of directors has adopted procedures for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The board believes that each director satisfied, at the time he or she was initially elected or appointed a director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular director was and continues to be qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as directors. Each director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board's conclusion that the director should serve as a director of the Company, is provided in below, in "Biographical information." Our directors have been divided into two groups—interested directors and independent directors.

        Interested directors are interested persons as defined in the 1940 Act. Howard M. Levkowitz and Rajneesh Vig are interested directors by virtue of their employment with the Advisor. In part because the Company is an externally-managed investment company, the board believes having an interested chairperson that is familiar with the Company's portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Company's investment portfolio, business, finances and risk management efforts. In addition, the board believes that each of Mr. Levkowitz's and Mr. Vig's employment with the Advisor allows for the efficient mobilization of the Advisor's resources at the board's behest and on its behalf. The board of directors does not have a lead independent director. The board of directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

        On an annual basis, each member of our board of directors is required to complete an independence questionnaire designed to provide information to assist the board of directors in determining whether the director is independent. Our board of directors has determined that each of our directors, other than Messrs. Levkowitz and Vig, is independent under the 1940 Act.

SAI-9

Interested directors

        Howard M. Levkowitz:    Mr. Levkowitz is Chief Executive Officer of the Company. Mr. Levkowitz serves as President of several funds advised by the Advisor, including its Opportunity Funds, and is Chairman of the Advisor's Management Committee. The board benefits from Mr. Levkowitz's experience at the Advisor and his intimate knowledge of the decision process used by the Advisor's Investment Committee. In addition to overseeing the Company, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The board also benefits from Mr. Levkowitz's past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz's current service as Chief Executive Officer and longstanding service as director and president of the Company, President of other funds advised by the Advisor, and Chairman of the Advisor's Management Committee provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

        Rajneesh Vig:    Mr. Vig is the Chief Operating Officer and President of the Company. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University. Mr. Vig's current service as President of the Funds provide him with a specific understanding of the Funds, its operation, and the business and regulatory issues facing the Funds.

Independent directors

        Eric Draut:    Mr. Draut is a Director, Chairman of the Company's Audit Committee, member of the Governance Committee and member of the Joint Transactions Committee. The Board benefits from Mr. Draut's nearly thirty year career in accounting. Mr. Draut recently completed a twenty year career at Unitrin, Inc. (renamed Kemper Corporation in 2011) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Unitrin, Inc. as Group Executive, Treasurer and Corporate Controller. Unitrin, Inc. currently owns 7.16% of the Company's common shares outstanding. Prior to joining Unitrin, Inc., Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand. Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and

SAI-10

Chairman of the audit committee of Intermec. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as Chairman of the Board of Directors and recently served as Treasurer of its Board of Directors. Mr. Draut's knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as the Chairman of the Company's Audit Committee.

        Franklin R. Johnson:    Mr. Johnson is a Director and Chairman of the Company's Governance Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. He currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson's knowledge of financial and accounting matters qualifies him to serve as a member of the Company's Audit Committee.

        Peter E. Schwab:    Mr. Schwab is a Director, and Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab received a B.S. in education from California State University, Northridge and his master's degree in education administration from California State University, Northridge. He has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclaysamerican Business Credit). He started his career as business development officer at the National Acceptance Company of California. Mr. Schwab's knowledge of financial and accounting matters qualifies him to serve as a member of the Company's Audit Committee.

Executive officers who are not directors

Officers

        Paul L. Davis:    Mr. Davis is the Chief Financial Officer of the Company. Mr. Davis also serves as Chief Financial Officer of the Advisor. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of the Advisor. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

        Elizabeth Greenwood:    Ms. Greenwood is the Secretary and Chief Compliance Officer of the Company. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of the Advisor. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel and Chief

SAI-11

Compliance Officer at Strome Investment Management, L.P. ("Strome"). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing and the California State Council of the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

Committees of the Board of Directors

        Our board of directors currently has three committees: an Audit Committee, a Governance Committee and a Joint Transaction Committee. During 2012, the board of directors held 12 formal meetings, the Audit Committee held four formal meetings, the Governance Committee held one formal meeting and the Joint Transaction Committee held 10 formal meetings.

        Audit Committee.    The Audit Committee operates pursuant to a charter approved by our board of directors. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut (Chairperson), Johnson and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our board of directors has determined that each member of our Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

        Joint Transaction Committee.    The Joint Transaction Committee is comprised of Messrs. Draut, Johnson and Schwab and operates to approve the allocation of certain private placement transactions in which we participate with the Other Advisor Accounts in accordance with our exemptive order obtained from the SEC. See "—Exemptive Order" below.

        Governance Committee.    The Governance Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Governance Committee consists of Messrs. Draut, Johnson (Chairperson) and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards.

        The Governance Committee seeks to identify individuals to serve on the board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the board will be better suited to fulfill its responsibility of overseeing the Company's activities. In so doing, the Governance Committee reviews the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues

SAI-12

facing the Company in determining whether one or more new directors should be added to the board.

        The Governance Committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        Compensation Committee.    We do not and will not have a compensation committee because our executive officers will not receive any direct compensation from us. However, the compensation payable to the Advisor pursuant to the investment management agreements is separately approved by a majority of our independent directors in accordance with Nasdaq Rule 5605(d).

        Day-to-day risk management with respect to the Company is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the board's general oversight of the Company and is addressed as part of various board and committee activities. The board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management's or the service provider's risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company's activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company's compliance program and reports to the board regarding compliance matters for the Company and its service providers. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation of Directors

        The Company is authorized to pay each independent director the following amounts for serving as a director: (i) $50,000 a year; (ii) $5,000 for each meeting of the board of directors or a committee thereof physically attended by such director; (iii) $5,000 for each regular meeting of the board of directors or a committee thereof attended via telephone by such director; and (iv) $1,000 for each special meeting of the board of directors or a committee thereof attended via telephone by such director. The Chairman of the Audit Committee receives an additional $5,000 per year. Each director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the board of directors and any committee thereof.

SAI-13

Equity securities owned by directors

        The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of June 30, 2013. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Company (1)
Interested Directors:
Howard M. Levkowitz	Over $100,000
Rajneesh Vig	Over $100,000
Independent Directors:
Eric Draut (2)	Over $100,000
Franklin R. Johnson	Over $100,000
Peter E. Schwab	None

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC, a fund advised by the Advisor. Such interest is less than one percent of the class of securities.

Staffing and Compensation

        We do not currently have any employees and do not expect to have any employees. Accordingly, none of our officers receive direct compensation from us. Services necessary for our business are provided by the Advisor and the Administrator, pursuant to the terms of the investment management agreements and the administration agreement. Each of our executive officers described under "Management" is an employee of the Advisor and the Administrator. Our day-to-day investment operations are managed by the Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Advisor. The Advisor's investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See "Management of the Company—Investment Management Agreements" in this SAI. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the Administrator's cost for the administrative activities of persons who serve as our officers and their respective staffs. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013. See "Management of the Company—Administration Agreement" in this SAI.

Conflicts of Interest

        We have entered into investment management agreements with the Advisor and an administration agreement with the Administrator. Our executive officers hold equity interests in the Advisor. In addition, the Advisor and its affiliates, employees and associates currently do and in the future may manage Other Advisor Accounts. Other Advisor Accounts invest in assets that are also eligible for purchase by us. Our investment policies, compensation arrangements and other circumstances may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, except as described below, the Advisor and its affiliates will allocate investment opportunities pro rata among us and Other Advisor

SAI-14

Accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available and under management by the Advisor and its affiliates. Allocation of certain investment opportunities in orginated private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of us and the Other Advisor Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by us or the availability or size of a particular investment purchased or sold by us.

        There may be situations in which Other Advisor Accounts and the Company might invest in different securities issued by the same portfolio company. It is possible that if the portfolio company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to the Other Advisor Accounts and the Company in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

        Pursuant to the administration agreement, the Administrator furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, the Administrator assists us in connection with the determination and publishing of our respective net asset values, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We reimburse the Administrator for its allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013. See "Management of the Company—Administration Agreement" in this SAI. This contract may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other.

        We have entered into a license agreement with the Advisor under which the Advisor has granted to us a non-exclusive, personal, revocable worldwide non-transferable license to use the Advisor trade name and service mark, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we will not be charged a fee for our use of the trade name and service mark Tennenbaum. The license agreement is terminable either in its entirety or with respect to us by the Advisor at any time in its sole discretion upon 60 days prior written notice. Other than with respect to the limited rights contained in the license agreement, we have no right to use, or other rights in respect of, the Advisor name and mark.

SAI-15

Exemptive Order

        The Advisor and we believe that, in certain circumstances, it may be in our best interests to be able to co-invest with registered and unregistered funds managed now or in the future by the Advisor and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit us to co-invest with registered and unregistered funds that are affiliated with the Advisor in publicly traded securities and also in private placements where (i) the Advisor negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). Such regulations and interpretations also permit us to co-invest in other private placements with registered investment funds affiliated with the Advisor in certain circumstances, some of which would require certain findings by our independent directors and the independent directors of each other eligible registered fund. However, current SEC regulations and interpretations would not permit co-investment by us with unregistered funds affiliated with the Advisor in private placements where the Advisor negotiates non-pricing terms such as covenants, collateral and management rights. Accordingly, under current SEC regulations, in the absence of an exemption we may be prohibited from co-investing in certain private placements with any unregistered fund or account managed now or in the future by the Advisor or its affiliates.

        The Advisor and the funds managed by the Advisor have received an exemption from such regulations. Under the SEC order granting such exemption, each time the Advisor proposes that an unregistered fund or registered fund acquire private placement securities that are suitable for us, the Advisor will prepare a recommendation as to the proportion to be allocated to us taking into account a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. Our independent directors will review the proposed transaction and may authorize co-investment by us of up to our pro rata amount of such securities based on our total available capital if a majority of them conclude that: (i) the transaction is consistent with our investment objective and policies; (ii) the terms of co-investment are fair to us and our stockholders and do not involve overreaching; and (iii) participation by us would not disadvantage us or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. The directors may also approve a lower amount or determine that we should not invest. The directors may also approve a higher amount to the extent that other accounts managed by the Advisor decline to participate. In addition, follow-on investments and disposition opportunities must be made available in the same manner on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where we, on the one hand, or any other account advised by the Advisor or an affiliate, on the other hand, already hold securities of the issuer.

        The Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with us or any investor us, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, the Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in

SAI-16

connection with actual or contemplated investments, and the Advisor may receive fees and other compensation in connection with structuring investments which they will share.

        The Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us. Affiliates and employees of the Advisor are equity investors in us.

Voting Members of the Investment Committee Information

  Other Accounts Managed

        The information below lists the number of other accounts for which each Voting Member of the Investment Committee was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2012.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Todd R. Gerch	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	0	$—	0	$—
	Other Accounts:	0	$—	0	$—
Mark K. Holdsworth	Registered Investment Companies:	3	$3,219.8	3	$3,219.8
	Other Pooled Investment Vehicles:	5	$725.4	4	$706.0
	Other Accounts:	1	$250.0	0	$—
Michael E. Leitner *	Registered Investment Companies:	3	$3,219.8	3	$3,219.8
	Other Pooled Investment Vehicles:	5	$725.4	4	$706.0
	Other Accounts:	1	$250.0	0	$—
Howard M. Levkowitz *	Registered Investment Companies:	3	$3,219.8	3	$3,219.8
	Other Pooled Investment Vehicles:	5	$725.4	4	$706.0
	Other Accounts:	1	$250.0	0	$—
Rajneesh Vig	Registered Investment Companies:	3	$3,219.8	3	$3,219.8
	Other Pooled Investment Vehicles:	3	$578.8	2	$559.3
	Other Accounts:	0	$—	0	$—

*
The Advisor commenced managing three new pooled investment vehicles in 2013 with an aggregate of $291.3 million in committed capital. In addition to the funds and account set forth in the table above, Howard M.

SAI-17

  Levkowitz and Michael E. Leitner are primarily responsible for the day-to-day management of these vehicles. Each of these vehicles charges advisory fees based on performance.

          Philip M. Tseng became a Voting Member of the Investment Committee as of August 8, 2013. The information below lists the number of other accounts for which Mr. Tseng was primarily responsible for the day-to-day management as of September 25, 2013.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Philip M. Tseng	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	5	$686.3	4	$436.3
	Other Accounts:	0	$—	0	$—

  Control Persons and Principal Stockholders

          The following table sets out, to our knowledge as of the date of this SAI, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group. As of the date of this SAI, all directors and officers as a group owned less than 1% of the outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Massachusetts Mutual Life Insurance Company (1) 1500 Main Street, 22nd Floor Springfield, MA 01115	1,603,372	6.02%

(1)
Massachusetts Mutual Life Insurance Company, parent of Babson Capital Management, LLC, owns 1,603,372 shares and is located at 1500 Main Street, 22nd Floor, Springfield, MA 01115.

DISTRIBUTIONS

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. There can be no assurances that the Holding Company will have sufficient funds to pay distributions to our stockholders in the future to maintain our status as a RIC.

        We are a RIC under Subchapter M of the Code. To continue to obtain RIC tax benefits, we generally must distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to

SAI-18

distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute net capital gain (i.e., net long-term capital gain in excess of short-term capital loss), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gain for investment. In such event, the consequences of our retention of net capital gain are as described under "Material U.S. Federal Income Tax Matters." We can offer no assurance that the Operating Company will achieve results that will permit the payment of any cash distributions to our stockholders. In addition, the Leverage Program prohibits us from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program. See "Regulation," "Material Federal Income Tax Considerations" and "Senior Securities" in the prospectus.

        We maintain an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, stockholders that have not "opted in" to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from us with which to pay such taxes. Further, reinvested dividends will increase the gross assets of the Holding Company and the Operating Company on which a management fee and potentially an incentive management fee are payable to the Advisor and the General Partner. See "Dividend Reinvestment Plan" in this SAI.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the fair value of our total assets minus liabilities by the total number of shares of our common stock outstanding at the date as of which the determination is made. The net asset value per share of the Company's common stock is determined on a quarterly basis. The valuation procedures of the Company are described below.

        In calculating the value of our total assets, we value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 60 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are

SAI-19

valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our board of directors.

  •
  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

  •
  The board of directors reviews the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

        However, smaller investments aggregating less than 5% of our total capitalization may be valued at fair value as determined in good faith by the board of directors based on valuations provided by the Advisor without the employment of an independent valuation firm.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial

SAI-20

ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. See "Risks—Risks related to our business—A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments" in our prospectus.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1—Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2—Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3—Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements incorporated by reference into this SAI express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

        Except to the extent interpretations of the requirements of GAAP change, if for periods after January 1, 2013 we experience cumulative net realized capital gains and unrealized capital appreciation in respect of which incentive compensation has not been paid and cumulative total return in excess of 8%, we would accrue an amount, which would be reflected in our net asset value per share, for the incremental incentive compensation that would be payable to the Advisor or the General Partner if all of such net unrealized capital appreciation were realized.

Determinations in connection with offerings

        In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

  •
  the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

SAI-21

  •
  the Advisor's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending no earlier than two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and the Advisor's assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

        This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

        We have adopted an "opt in" dividend reinvestment plan. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        To enroll in the dividend reinvestment plan, each stockholder must notify Wells Fargo Bank, National Association, or Wells Fargo, a Delaware corporation, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator's name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder's plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant's account, issue, without charge to the participant, a certificate registered in the participant's name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant's account.

        We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a

SAI-22

price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, the closing price for such shares on The Nasdaq Global Select Market on the last preceding date on which trading took place. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or dilution would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. There is a $5.00 transaction fee for the net sale proceeds to be direct deposited to a U.S. bank checking or savings account. If you have shares held through a broker, you should contact your broker to participate in the plan.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.shareowneronline.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by calling the plan administrator at (800) 468-9716. Such termination will be effective immediately if the participant's notice is received by the plan administrator at least three days prior to any record date; otherwise, such termination will be effective only with respect to any subsequent dividend.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at (800) 468-9716.

SAI-23

        The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator's negligence, bad faith, or willful misconduct or that of its employees or agents.

REGULATION

        We have filed an election to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or co-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by "a majority of our outstanding voting securities", which is defined in the 1940 Act as the lesser of a majority of the outstanding voting securities or 67% or more of the securities voting if a quorum of a majority of the outstanding voting securities is present.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval. Pursuant to the 1940 Act, our investment in the Operating Company is not subject to these limits because, among other reasons, (i) the Operating Company is our sole investment and (ii) we "pass-through" our votes on Operating Company matters to our stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock on such matters.

Qualifying assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  •
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other

SAI-24

    person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

    •
    is organized under the laws of, and has its principal place of business in, the United States;

    •
    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    •
    satisfies either of the following:

    •
    has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

    •
    is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

  •
  Securities of any eligible portfolio company which we control.

  •
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  •
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  •
  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

  •
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in "Regulation—Qualifying assets" above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although reliance on other investors may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SAI-25

Temporary investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risks—Risks related to our operations as a BDC" in our prospectus.

Code of ethics

        The Holding Company and the Operating Company have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this SAI is a part, and is available on the IDEA Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

        We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed

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periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

        As an investment advisor registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor's Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

        The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

        The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation's internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation's legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor's guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

Proxy voting records

        You may obtain information about how we voted proxies by making a written request for proxy voting information to:

    Chief Compliance Officer
    Tennenbaum Capital Partners, LLC
    2951 28th Street, Suite 1000
    Santa Monica, California 90405

No-Action Relief from Registration as a Commodity Pool Operator.

        The Holding Company and the Operating Company each are relying on a no-action letter (the "No-Action Letter") issued by the staff of the Commodity Futures Trading Commission (the "CFTC") as a basis to avoid registration with the CFTC as a commodity pool operator

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("CPO"). The No-Action Letter allows an entity to engage in CFTC-regulated transactions ("commodity interest transactions") that are "bona fide hedging" transactions (as that term is defined and interpreted by the CFTC and its staff), but prohibit an entity from entering into commodity interest transactions if they are non-bona fide hedging transactions, unless immediately after entering such non-bona fide hedging transaction (a) the sum of the amount of initial margin deposits on the entity's existing futures or swaps positions and option or swaption premiums does not exceed 5% of the market value of the entity's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the entity's commodity interest transactions would not exceed 100% of the market value of the entity's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. Both the Holding Company and the Operating Company are required to operate pursuant to these trading restrictions if they intend to continue to rely on the No-Action Letter as a basis to avoid CPO registration.

Other

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are subject to periodic examination by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

        Subject to the supervision of the board of directors, decisions to buy and sell securities and bank debt for the Company and decisions regarding brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.

        In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Company on a continuing basis. Accordingly, the cost of the brokerage commissions to the Company in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The aggregate amount of brokerage commission paid by the Company over the previous three fiscal years

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was $0.3 million. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers may be considered by the Advisor in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Company and its stockholders.

        One or more of the other investment funds or accounts which the Advisor manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the board of directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Company and the Advisor). In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the board of directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX MATTERS

        The following summary of U.S. federal income tax matters supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Matters" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

        Under certain provisions of the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder and recently-issued administrative guidance, unless certain non-U.S. persons comply with reporting requirements about their direct and indirect U.S. accounts and U.S. owners, a 30% withholding tax will be imposed on certain payments, including payments of U.S.-source dividends in respect of our common stock held by or through foreign accounts or foreign intermediaries and that are paid after June 30, 2014, as well as gross proceeds from the sale of our common stock held by or through foreign accounts or foreign intermediaries and that are paid after December 31, 2016, to certain non-U.S. financial institutions, investment funds and other non-U.S. persons. Stockholders are encouraged to consult with their tax advisors regarding the possible application of this withholding tax to their investment in our common stock in their individual circumstances. We will not pay any additional amounts in respect to any amounts withheld.

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 FINANCIAL STATEMENTS

        Prior to our initial public offering in April 2012, TCP Capital Corp. and Special Value Continuation Partners, LP were non-diversified, closed-end management investment companies registered under the 1940 Act, and were operating as Special Value Continuation Fund, LLC (a Delaware limited liability company) and Special Valuation Continuation Partners, LP (a Delaware Limited Partnership), respectively. In connection with our initial public offering in April 2012, Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP elected to become business development companies under the 1940 Act, and Special Value Continuation Fund, LLC converted to a corporation and changed its name to TCP Capital Corp. The consolidated audited financial statements of TCP Capital Corp., successor to Special Value Continuation Fund, LLC, for the years ended December 31, 2012, 2011 and 2010, together with the report of Ernst & Young LLP for each respective year, and the audited financial statements of Special Value Continuation Partners, LP for years ended December 31, 2012, 2011 and 2010, together with the report of Ernst & Young LLP for each respective year, are incorporated herein by reference to each company's annual reports to shareholders. The consolidated unaudited financial statements of TCP Capital Corp., successor to Special Value Continuation Fund, LLC, for the quarters ended June 30, 2013 and 2012, and the unaudited financial statements of Special Value Continuation Partners, LP for the quarters ended June 30, 2013 and 2012 are incorporated herein by reference to each company's quarterly reports to shareholders for the quarter ended June 30, 2012 and each company's quarterly report on Form 10-Q for the quarter ended June 30, 2013. All other portions of the annual and semiannual reports to shareholders and reports on Form 10-Q are not incorporated herein by reference and are not part of this SAI.

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